                     THE NEW AMERICA HIGH INCOME FUND, INC.

                        23,397,095 Shares of Common Stock
   Issuable Upon Exercise of Transferable Rights to Subscribe for Such Shares

     The New America High Income Fund, Inc. (the "Fund") is issuing transferable rights ("Rights") to its stockholders (the "Offer"). You will receive one Right for each three shares of common stock, par value $0.01, ("Common Stock") you own on the record date, which is July 21, 2003 (the "Record Date"). If you hold a number of shares of Common Stock ("Shares") that is not an integral multiple of three, you will receive one additional Right. These Rights entitle you to subscribe for new Shares to be issued by the Fund. You may purchase one Share for every Right you receive. Also, stockholders on the Record Date may purchase the Shares not acquired by other stockholders in this Offer, subject to the limitations as discussed in this prospectus (the "Prospectus").

     The Rights are transferable and you may sell your Rights. Holders of Rights ("Rightholders") may trade their Rights on the New York Stock Exchange (the "Exchange") under the symbol "HYB.RT" during the course of the Offer. The Fund's Common Stock is listed, and the Shares issued in this Offer will be listed, on the Exchange under the symbol "HYB." Rights may be traded on the Exchange until and including the close of trading on the Exchange on August 15, 2003. On
July 16, 2003, the last reported net asset value ("NAV") per Share was $2.20 and the last reported sales price of a Share on the Exchange on that date was $2.25.

     The subscription price per Share will be the lower of: (i) 94% of the average of the last reported sales prices of a Share on the Exchange on the expiration date of the Offer and on the previous nine business days, and (ii) 94% of the NAV per Share as of the close of business on the expiration date of the Offer (the "Subscription Price"). You will not know the actual Subscription Price at the time you exercise your Rights. Once you subscribe for Shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision. THE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON AUGUST 18, 2003 (THE "EXPIRATION DATE"), UNLESS THE FUND EXTENDS THE OFFER AS DESCRIBED IN THIS PROSPECTUS.

     The Fund is a diversified, closed-end management investment company with a leveraged capital structure. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed-income securities (commonly referred to as "junk bonds"). No assurance can be given that the Fund will achieve its investment objective. IN DETERMINING WHETHER TO INVEST IN SHARES, YOU SHOULD CAREFULLY CONSIDER THE SIGNIFICANT RISKS DESCRIBED IN THIS PROSPECTUS. IN PARTICULAR, YOU SHOULD CONSIDER THE RISK FACTORS DESCRIBED IN "RISK FACTORS AND SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 48.


     THE SUBSCRIPTION PRICE PER SHARE WILL BE LESS THAN THE NAV PER SHARE AT THE EXPIRATION DATE AND, UNDER THOSE CIRCUMSTANCES, THE OFFER MAY RESULT IN A SUBSTANTIAL DILUTION TO STOCKHOLDERS WHO DO NOT FULLY EXERCISE THEIR RIGHTS. If you do not exercise your Rights, you will, upon the completion of the Offer, own a smaller proportional interest in the Fund than you do now. The Fund is not yet able to state precisely the extent of the dilution because the Fund does not know what the NAV will be when the Offer expires, how many Rights will be exercised or the exact expenses of the Offer. FOR FURTHER INFORMATION ON THE EFFECTS OF DILUTION, SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" ON PAGE 48.



     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS
   PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                                                  PER SHARE         TOTAL(2)
                                                  ---------         -----------
      ESTIMATED SUBSCRIPTION PRICE(1)             $ 2.07            $48,431,986
      SALES LOAD(3)                               None              None
      ESTIMATED PROCEEDS TO THE FUND(4)(5)        $ 2.04            $47,660,211

(1) This is an estimated price. The actual Subscription Price will be determined as set forth above on the Expiration Date.
(2)  Assumes all Rights are exercised at the Estimated Subscription Price.
(3) The Fund has agreed to pay A.G. Edwards & Sons, Inc. ("A.G. Edwards") a fee of $150,000 plus reasonable out-of-pocket expenses for financial advisory services in connection with the Offer.
(4) Reflects deduction of offering expenses incurred by the Fund, estimated at $771,775, and is based on the Estimated Subscription Price.
(5) Funds received by check prior to the final due date of this Offer will be deposited into a segregated interest-bearing account, pending allocation and distribution of Shares. The interest on this account will accrue to the benefit of the Fund regardless of whether Shares are issued by the Fund.

   This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be retained for future reference.

                  THE DATE OF THIS PROSPECTUS IS JULY 21, 2003

     OUR PRINCIPAL EXECUTIVE OFFICES ARE LOCATED AT 33 BROAD STREET, BOSTON, MASSACHUSETTS 02109, AND OUR TELEPHONE NUMBER IS 1-617-263-6400.

     ALL QUESTIONS AND INQUIRIES RELATED TO THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT, THE ALTMAN GROUP, INC., TOLL FREE AT 1-800-467-0609.

                               PROSPECTUS SUMMARY

     This summary highlights some information from this Prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire Prospectus carefully, particularly the "Risk Factors and Special Considerations" section.

PURPOSE OF THE OFFER

     The Fund is offering its existing stockholders the opportunity to purchase additional Shares at a price that will be below market value without paying a brokerage commission. The Fund's Board of Directors has determined that the Offer is in the best interests of the Fund and its stockholders. The Board of Directors noted that an increase in the assets of the Fund would enable the Fund to take advantage of attractive investment opportunities and that a well-subscribed Offer may lower the Fund's expense ratio slightly by spreading the Fund's fixed costs over a larger asset base. In addition, the Board noted that an increase in the number of outstanding Shares could increase liquidity on the Exchange, where the Fund's Shares are traded. See "The Offer - Purpose of the Offer."

     The Board considered that the Offer will reduce the NAV per Share and will have a negative impact on any stockholder who fails or is unable to exercise his or her Rights. The Board also took note of the fact that the possible benefits of the Offer would be reduced if expenses of the Offer were high and few Shares were sold. Reflecting these concerns, the Board has structured the Offer in a way that is intended to provide all stockholders with an equal opportunity to exercise Rights and for the Fund to sell a substantial number of Shares. In particular, the Rights will be transferable so that non-exercising Rightholders will have a chance to partially offset the dilution they will suffer by not exercising their Rights. In addition, the Board has established the Subscription Price and the exchange ratio with a view toward providing both an incentive to exercise Rights and an active trading market for the Rights. See "The Offer - Purpose of the Offer."

THE OFFER

     The Fund is issuing Rights to its stockholders. The Rights entitle you to subscribe for Shares at the rate of one Share for one Right held by you (the "Primary Subscription"). You will receive one Right for each three Shares you hold on the Record Date. If you hold a number of Shares that is not an integral multiple of three, you will receive one additional Right. For example, if you own one hundred Shares, you will receive thirty-four Rights entitling you to purchase up to thirty-four additional Shares at the Subscription Price. You may exercise Rights at any time from the date of this Prospectus until 5:00 p.m., Eastern time, on August 18, 2003, unless the Fund extends the Offer as described below under "The Offer - Terms of the Offer" and "The Offer - Expiration of the Offer."

     If you subscribe for the maximum number of Shares to which you are entitled, you also may subscribe for Shares that other stockholders have not otherwise subscribed for through the Primary Subscription (the
"Over-Subscription Privilege"). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "The Offer - Over-Subscription Privilege."

     The Subscription Price per Share will be the lower of: (i) 94% of the average of the last reported sales prices of a Share on the Exchange on the Expiration Date and on the previous nine business days, and (ii) 94% of the NAV per Share as of the close of business on the Expiration Date. A business day is a day on which the Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York are authorized or obligated by law to close. You will not know the actual Subscription Price at the time you exercise your Rights. Once you subscribe for Shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision. See "The Offer - Terms of the Offer" and "The Offer - Payment for Shares."

     You may also elect to sell your Rights. Assuming a market for the Rights exists, the Rights may be purchased and sold through usual brokerage channels until August 15, 2003 (or, if the Offer is extended, until a comparable number of business days before the final Expiration Date). In such case, you will need to instruct your broker to sell any unexercised Rights in time for the broker to execute the transaction by the close of trading on August 15, 2003. In addition, you may instruct the subscription agent ("Subscription Agent") to sell any unexercised Rights through A.G. Edwards until 4 p.m. on August 14, 2003. The Rights will be traded on the Exchange. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist but there is no assurance that a market for the Rights will develop. Trading in the Rights on the Exchange may be conducted until and including the close of trading on the last Exchange trading day prior to the Expiration Date. Holders of fewer than 100 Rights will have the opportunity to sell their Rights without paying brokerage commissions. See "The Offer - Sale of Rights."

     If you do not exercise your Rights, you will suffer dilution as a result of the Offer. To avoid losing market value represented by your Rights you should take steps to sell your Rights. See "The Offer - Sale of Rights" and "Risk Factors and Special Considerations - Dilution."

KEY TERMS OF THE OFFER

July 16, 2003 market price per Share               $2.25
July 16, 2003 net asset value per Share            $2.20
Estimated Subscription Price(1)                    $2.07
Shares outstanding at July 16, 2003                70,131,299
Transferable Rights issued                         23,397,095
Subscription ratio                                 1 Right to buy 1 Share
Maximum number of Shares to be issued              23,397,095


(1) Calculated as the lower of (i) 94% of the average of the last reported sales prices of a Share on the Exchange on July 16, 2003 and on the previous nine business days, and (ii) 94% of the NAV per Share as of the close of business on July 16, 2003.

HOW TO EXERCISE RIGHTS

-  Complete, sign and date the enclosed Subscription Certificate.

- Make your check or money order for the estimated Subscription Price (the "Estimated Subscription Price") of $2.07 for each Share subscribed for, including any Shares you wish to buy using the Over-Subscription Privilege. This payment may be more or less than the actual Subscription Price.
   When the actual Subscription Price is determined, the Fund will refund any overpayment or require additional payment, as applicable.

- Registered stockholders should mail their completed Subscription Certificates and payments in the enclosed envelopes to the Subscription Agent, EquiServe Trust Company, N.A. ("EquiServe"), in a manner that will ensure receipt prior to 5:00 p.m., Eastern time, on August 18, 2003, unless extended.

- If Shares are held in a brokerage account or by a custodian bank, contact your broker or financial advisor.

- For further information on how to exercise your Rights, see "The Offer - Exercise of Rights."

IMPORTANT DATES TO REMEMBER

 EVENT                                                      DATE
 -----                                                      -----
 RECORD DATE.............................................   JULY 21, 2003
 RIGHTS CEASE TRADING ON THE EXCHANGE....................   AUGUST 15, 2003*
 EXPIRATION DATE (PAYMENT FOR SHARES
          AND NOTICES OF GUARANTEED DELIVERY DUE)........   AUGUST 18, 2003*
 DUE DATE FOR DELIVERY OF SUBSCRIPTION CERTIFICATES
          TO SUBSCRIPTION AGENT PURSUANT TO NOTICE OF
          GUARANTEED DELIVERY............................   AUGUST 21, 2003*
 MAILING OF SHARES.......................................   NOT LATER THAN SEPTEMBER 8, 2003*


 * UNLESS EXTENDED

       STOCKHOLDER INQUIRIES SHOULD BE DIRECTED TO THE INFORMATION AGENT:
                             THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071
                            TOLL FREE: 1-800-467-0609


THE FUND

     The Fund is a diversified, closed-end management investment company with a leveraged capital structure. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed-income securities, commonly known as "junk bonds." The Fund will generally invest in securities that are rated below investment grade by recognized rating agencies or that are non-rated. See "The Fund" and "Investment Objective and Policies." Securities rated below investment grade are considered by rating agencies, on balance, as predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation and thus are generally considered to involve greater credit risk than securities in the higher-rating categories. The market values of the lower-quality securities tend to reflect individual corporate developments or negative economic changes to a greater extent than higher-quality securities. Credit ratings do not reflect this market risk. An investment in the Fund involves a number of significant risks, which are magnified due to the Fund's leveraged capital structure. No assurance can be given that the Fund will achieve its investment objective. See "Risk Factors and Special Considerations."

     The Fund has had a leveraged capital structure since it began operation. The Fund is subject to various portfolio diversification and related asset coverage requirements under guidelines established by Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings, Inc. ("Fitch") in connection with such rating agencies' issuance of ratings of Aaa and AAA, respectively, with respect to the Fund's Auction Term Preferred Stock (the "ATP"). Compliance with these guidelines limits the Fund's flexibility to invest in certain types of securities that might otherwise be attractive investments, including private placements. See "The Fund," "Investment Objective and Policies," and "Rating Agency Guidelines."

     If all of the Common Stock covered by the Rights is sold, the Fund expects that the Board of Directors will authorize the Fund to issue more ATP, so that the percentage of the Fund's assets representing leverage will be approximately the same as prior to the sale of that Common Stock. However, there is no assurance that it will do so. In determining whether to issue additional ATP, the Board of Directors will consider market conditions, the availability of appropriate securities and any other factors they deem relevant. As of June 30, 2003, the Fund's leverage ratio (the ratio of the Fund's senior securities to the sum of its net assets and its senior securities) was approximately 39.5%, which would be reduced to approximately 33.2% in the event all Rights are exercised and no additional leverage is incurred. Incurring additional leverage will reduce any investment flexibility gained by the Fund as a result of the availability of additional assets from the exercise of Rights pursuant to the Offer. See

"The Fund" and "Risk Factors and Special Considerations - Leverage" for discussion of the risks and possible benefits associated with a leveraged capital structure.

THE INVESTMENT ADVISER

     T. Rowe Price Associates, Inc. ("T. Rowe Price" or the "Investment Adviser"), was selected by the Fund's Board of Directors to serve as the Fund's investment adviser starting December 2, 2002. The Investment Adviser's principal offices are located at 100 East Pratt Street, Baltimore, Maryland 21202, and its telephone number is 1-410-345-2000. As of March 31, 2003, T. Rowe Price and its affiliates managed approximately $139.9 billion of assets, including approximately $49.9 billion of fixed income securities. "High-yield" investments represented approximately $7.2 billion of these totals. T. Rowe Price has provided investment advisory services to investment companies since 1937. T. Rowe Price is not affiliated with the Fund's officers or its Board of Directors. See "Management of the Fund - The Investment Adviser."

     On October 17, 2002, the Fund's Board of Directors decided to replace the Fund's previous investment adviser with T. Rowe Price. See "Management of the Fund - The Investment Adviser."

RISK FACTORS

     An investment in the Fund is subject to a number of significant risks, which are magnified due to the Fund's leveraged capital structure. The Fund cannot give any assurance that it will achieve its investment objective. The NAV and market price of the Fund's Common Stock have declined sharply at times and may do so in the future.

     Before exercising the Rights pursuant to the Offer, you should consider all of the factors described in this Prospectus. These factors include, among others, the risks involved in investing in high-yield, high-risk investments, the effects of the Fund's leveraged capital structure, potential dilution of the NAV per Share caused by the Offer, the negative consequences for the Fund if it fails to meet certain asset coverage requirements, and the fact that Shares may trade at a discount from NAV, which are more fully discussed below. See "Risk Factors and Special Considerations."

                                    FEE TABLE

STOCKHOLDER TRANSACTION EXPENSES

            Sales Load (as a percentage of offering price)(1)(2)                           None
            Dividend Reinvestment and Cash Purchase Plan Fees(3)                           None

ANNUAL EXPENSES (as a percentage of net assets attributable to Common Stock)(4)

            Investment Advisory Fee                                                         .52%
                    Leverage Related Expenses(5)                                  2.36%
                    Other Expenses                                                 .66%
                                                                                  -----
            Total Other Expenses(2)                                                        3.02%
                                                                                           -----

            Total Annual Expenses                                                          3.54%
                                                                                           =====

----------
(1) The Fund has agreed to pay A.G. Edwards a fee of $150,000 plus reasonable out-of-pocket expenses for financial advisory services in connection with the Offer.
(2) Does not include expenses of the Fund incurred in connection with the Offer. Such expenses are estimated at $771,775. This estimate includes the fee payable to A.G. Edwards described above. Such expenses will be borne by the Fund and indirectly by all of the holders of the Fund's Common Stock, including those who do not exercise their Rights, and will reduce the Fund's NAV per Share. The reduction in NAV per Share caused by expenses associated with the Offer will be increased to the extent that a substantial number of Rightholders do not exercise their Rights. Does not include expenses that the Fund would incur in connection with the issuance of additional ATP, which the Board of Directors is expected to authorize following this Offer. Such expenses would be borne by the holders of the Fund's Common Stock. Does not include Special Meeting expenses; incremental expenses are $113,000. Total Other Expenses are based on estimated amounts for the current fiscal year.
(3) Each participant will pay a pro rata share of brokerage commissions if Shares are purchased by the Fund's dividend paying agent in the open market, which occurs only when the NAV of Shares exceeds the market price. There is a $0.75 fee for each cash purchase under the Fund's
        Cash Purchase Plan. See "Dividends and Distributions; Dividend Reinvestment Plan."
(4) Fund expense ratios have been calculated using Fund net assets attributable to Common Stock after giving effect to the anticipated proceeds of the Offer. See "Management of the Fund - The Investment Adviser" for additional information.
(5) Includes dividends on ATP, payments under interest rate swap, and commissions and fees paid in connection with periodic auctions of the ATP.

EXAMPLE:

                                                                 CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                                 -------------------------------------------
                                                          1 YEAR           3 YEARS           5 YEARS       10 YEARS
                                                          ------           -------           -------       --------
An investor would pay the following expenses
 on a $1,000 investment assuming a 5%
 annual return throughout the periods                      $37              $113               $191          $394

     The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly.

     The Example above assumes reinvestment of all dividends and other distributions at NAV and an expense ratio based on net assets attributable to Common Stock of 3.54%, of which 2.36% is attributable to preferred stock payments and related expenses. The tables above and the assumption in the Example of a 5% annual return are required by the Securities and Exchange
Commission (the "Commission" or the "SEC") regulations applicable to all investment companies.


     The Fee Table and Example should not be considered a representation of future expenses or annual rates of return. Actual expenses or annual rates of return may be greater or lesser than those assumed for purposes of the Fee Table and Example. In addition, while the Example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund's Dividend Reinvestment Plan may receive Shares purchased or issued at a price or value different from NAV. See "Dividends and Distributions; Dividend Reinvestment Plan."

                          FINANCIAL INFORMATION SUMMARY

FINANCIAL HIGHLIGHTS

     The following data with respect to a share of Common Stock of the Fund outstanding during the periods indicated has been audited by the Fund's current independent public accountants, KPMG LLP, for the fiscal year ended December 31, 2002 and by the Fund's former independent public accountants, Arthur Andersen LLP, for the fiscal years ended December 31, 2001, 2000, 1999, 1998, 1997, 1996,
1995, 1994 and 1993, as indicated in their respective reports thereto included with the Fund's audited financial statements herein and incorporated by reference, and should be read in conjunction with the audited financial statements and related notes included therein.


                                                                     FOR YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
                                                   2002         2001 (c)         2000           1999         1998 (b)
                                                ----------     ----------     ----------     ----------     ----------
                                                  (FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD)
NET ASSET VALUE:
    Beginning of period                         $     2.61     $     2.85     $     3.86     $     4.16     $     5.03
                                                ----------     ----------     ----------     ----------     ----------

NET INVESTMENT INCOME                                  .37            .48            .60            .66            .71#

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS AND OTHER
    FINANCIAL INSTRUMENTS                             (.72)          (.24)         (1.00)          (.30)          (.81)#

DISTRIBUTIONS FROM NET INVESTMENT
    INCOME RELATED TO PREFERRED STOCK:                (.08)          (.12)          (.18)          (.18)          (.17)
                                                ----------     ----------     ----------     ----------     ----------
    TOTAL FROM INVESTMENT OPERATIONS                  (.43)           .12           (.58)           .18           (.27)
                                                ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

    From net investment income                        (.29)          (.36)          (.43)          (.48)          (.54)

    In excess of net investment income                   -              -              -              -              -
                                                ----------     ----------     ----------     ----------     ----------
      TOTAL DISTRIBUTIONS                             (.29)          (.36)          (.43)          (.48)          (.54)
                                                ----------     ----------     ----------     ----------     ----------

Effect of rights offering and
    related expenses; and Auction
    Term Preferred Stock offering
    costs and sales load                                 -              -              -              -           (.06)
                                                ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE:

    End of period                               $     1.89     $     2.61     $     2.85     $     3.86     $     4.16
                                                ==========     ==========     ==========     ==========     ==========
PER SHARE MARKET VALUE:

    End of period                               $     2.01     $     2.64     $     2.63     $     3.13     $     4.25
                                                ==========     ==========     ==========     ==========     ==========

TOTAL INVESTMENT RETURN+                            (12.97)%        13.97%         (3.84)%       (16.92)%       (15.15)%
                                                ==========     ==========     ==========     ==========     ==========

NET ASSETS, END OF PERIOD,
    APPLICABLE TO COMMON STOCK(a)               $  131,170     $  178,231     $  191,928     $  258,215     $  273,518
                                                ==========     ==========     ==========     ==========     ==========

NET ASSETS, END OF PERIOD,
    APPLICABLE TO PREFERRED STOCK(a)            $  100,000     $  150,000     $  160,000     $  210,000     $  210,000
                                                ==========     ==========     ==========     ==========     ==========

TOTAL NET ASSETS APPLICABLE TO
    COMMON AND PREFERRED STOCK, END
    OF PERIOD(a)                                $  231,170     $  328,231     $  351,928     $  468,215     $  483,518
                                                ==========     ==========     ==========     ==========     ==========

                                                                     FOR YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
                                                 1997 (b)         1996           1995         1994 (b)         1993
                                                ----------     ----------     ----------     ----------     ----------
                                                  (FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD)
NET ASSET VALUE:

    Beginning of period                         $     4.94     $     4.71     $     4.13     $     5.15     $     4.32
                                                ----------     ----------     ----------     ----------     ----------

NET INVESTMENT INCOME                                  .70#           .69            .67            .72#           .59

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS AND OTHER
    FINANCIAL INSTRUMENTS                              .25#           .22            .62           (.82)#          .89

DISTRIBUTIONS FROM NET INVESTMENT
    INCOME RELATED TO PREFERRED STOCK:                (.16)          (.16)          (.17)          (.17)          (.05)
                                                ----------     ----------     ----------     ----------     ----------
    TOTAL FROM INVESTMENT OPERATIONS                   .79            .75           1.12           (.27)          1.43
                                                ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

    From net investment income                        (.53)          (.52)          (.50)          (.53)          (.53)

    In excess of net investment income                (.01)             -           (.04)             -           (.07)
                                                ----------     ----------     ----------     ----------     ----------
      TOTAL DISTRIBUTIONS                             (.54)          (.52)          (.54)          (.53)          (.60)
                                                ----------     ----------     ----------     ----------     ----------

Effect of rights offering and
    related expenses; and Auction
    Term Preferred Stock offering
    costs and sales load                              (.16)             -              -           (.22)             -
                                                ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE:

    End of period                               $     5.03     $     4.94     $     4.71     $     4.13     $     5.15
                                                ==========     ==========     ==========     ==========     ==========

PER SHARE MARKET VALUE:

    End of period                               $     5.63     $     5.13     $     4.75     $     4.00     $     5.13
                                                ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN+                             21.97%         19.89%         33.50%        (11.88)%        40.08%
                                                ==========     ==========     ==========     ==========     ==========

NET ASSETS, END OF PERIOD,
    APPLICABLE TO COMMON STOCK(a)               $  243,625     $  176,408     $  164,823     $  141,590     $  130,693
                                                ==========     ==========     ==========     ==========     ==========

NET ASSETS, END OF PERIOD,
    APPLICABLE TO PREFERRED STOCK(a)            $  150,000     $  100,000     $  100,000     $  100,000     $   35,000
                                                ==========     ==========     ==========     ==========     ==========

TOTAL NET ASSETS APPLICABLE TO
    COMMON AND PREFERRED STOCK, END
    OF PERIOD(a)                                $  393,625     $  276,408     $  264,823     $  241,590     $  165,673
                                                ==========     ==========     ==========     ==========     ==========

                                                                     FOR YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
                                                   2002         2001 (c)         2000           1999         1998 (b)
                                                ----------     ----------     ----------     ----------     ----------
FINANCIAL HIGHLIGHTS (CONTINUED)

EXPENSE RATIOS:

    Ratio of interest expense to
     average net assets*                                 -              -              -              -              -

    Ratio of preferred and other
     debt expenses to average net
     assets*                                           .18%           .17%           .19%           .18%           .14%

    Ratio of operating expenses to
     average net assets*                              1.46%          1.11%           .99%           .89%           .82%

    Ratio of Litigation Settlement
     Expense to Average Net Assets*                      -              -              -              -              -
                                                ----------     ----------     ----------     ----------     ----------
RATIO OF TOTAL EXPENSES TO AVERAGE
    NET ASSETS*                                       1.64%          1.28%          1.18%          1.07%           .96%
                                                ==========     ==========     ==========     ==========     ==========

RATIO OF NET INVESTMENT INCOME TO
    AVERAGE NET ASSETS*                              16.48%         16.70%         17.46%         16.36%         15.22%

RATIO OF TOTAL EXPENSES TO AVERAGE
    NET ASSETS APPLICABLE TO COMMON
    AND PREFERRED STOCK                                .89%           .71%           .64%           .60%           .58%

RATIO OF NET INVESTMENT INCOME TO
    AVERAGE NET ASSETS APPLICABLE
    TO COMMON AND PREFERRED STOCK                     8.91%          9.23%          9.41%          9.16%          9.26%

PORTFOLIO TURNOVER RATE                              82.47%         38.89%         45.58%         66.74%        124.67%

                                                                     FOR YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
                                                 1997 (b)         1996           1995         1994 (b)         1993
                                                ----------     ----------     ----------     ----------     ----------
FINANCIAL HIGHLIGHTS (CONTINUED)

EXPENSE RATIOS:

    Ratio of interest expense to
     average net assets*                                 -              -              -            .01%          1.83%

    Ratio of preferred and other
     debt expenses to average net
     assets*                                           .13%           .16%           .18%           .22%           .51%

    Ratio of operating expenses to
     average net assets*                               .92%          1.16%          1.39%          1.31%          2.01%

    Ratio of Litigation Settlement
     Expense to Average Net Assets*                      -              -            .80%             -              -
                                                ----------     ----------     ----------     ----------     ----------
RATIO OF TOTAL EXPENSES TO AVERAGE
    NET ASSETS*                                       1.05%          1.32%          2.37%          1.54%          4.35%
                                                ==========     ==========     ==========     ==========     ==========
RATIO OF NET INVESTMENT INCOME TO
    AVERAGE NET ASSETS*                              13.86%         14.36%         14.61%         15.89%         11.86%

RATIO OF TOTAL EXPENSES TO AVERAGE
    NET ASSETS APPLICABLE TO COMMON
    AND PREFERRED STOCK                                .66%           .83%          1.44%           .89%          3.38%

RATIO OF NET INVESTMENT INCOME TO
    AVERAGE NET ASSETS APPLICABLE
    TO COMMON AND PREFERRED STOCK                     8.75%          9.05%          8.90%          9.06%          9.21%

PORTFOLIO TURNOVER RATE                             108.84%         53.45%         62.66%         58.56%         85.76%

----------

(a)  Dollars in thousands.
(b) The Fund issued Series A and Series B ATP on January 4, 1994, Series C ATP on May 6, 1997 and Series D ATP on May 20, 1998. The per share data and ratios for the years ended December 31, 1994, 1997 and 1998 reflect these transactions.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. This had no effect on net investment income per share and a $.01 increase to net realized and unrealized loss per share for the year ended December 31, 2001. The effect of this change did increase the ratio of net investment income to average net assets from 16.29% to 16.70%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including net swap settlement receipts/payments) to preferred stockholders.
# Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's June 1994, March 1997 and March 1998 rights offerings.
+ Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

CAPITALIZATION AND INFORMATION REGARDING SENIOR SECURITIES

     CAPITALIZATION. The following table sets forth the unaudited capitalization of the Fund as of June 30, 2003.


                                                                                               AMOUNT OUTSTANDING
                                                                      AMOUNT HELD             EXCLUSIVE OF AMOUNT
                                                                      BY THE FUND               HELD BY THE FUND
          TITLE OF CLASS               AMOUNT AUTHORIZED          OR FOR ITS ACCOUNT           OR FOR ITS ACCOUNT
          --------------               -----------------          ------------------           ------------------
 Preferred Stock, $1.00 par value        1,000,000 shares             -0- shares                    4,000 shares

 Common Stock, $0.01 par value         200,000,000 shares             -0- shares               70,131,299 shares


     PRO FORMA CAPITALIZATION. The following table sets forth the total assets and liabilities of the Fund and the net assets of the Fund as of June 30, 2003 and as adjusted to give effect to the issuance of all of the Shares offered hereby at the Estimated Subscription Price. To the extent that fewer than all of the Rights are exercised, both the increase in net assets attributable to Common Stock outstanding and the reduction in NAV per Share would be less.

                                                                                      ACTUAL       AS ADJUSTED
                                                                                   ------------   -------------
                                                                                          (IN THOUSANDS)
 Total Assets                                                                      $    266,313    $    313,973
 Total Liabilities                                                                       12,919          12,919

 Auction Term Preferred Stock:
 Auction Term Preferred Stock Series A, $1.00 par value, liquidation preference
    $25,000 per share, 2,400 shares authorized, 1,400
    shares issued and outstanding                                                        35,000          35,000
 Auction Term Preferred Stock Series B, $1.00 par value, liquidation preference $25,000 per share, 1,600 shares authorized, 1,000
    shares issued and outstanding                                                        25,000          25,000
 Auction Term Preferred Stock Series C, $1.00 par value, liquidation preference $25,000 per share, 2,000 shares authorized, 600
    shares issued and outstanding                                                        15,000          15,000
 Auction Term Preferred Stock Series D, $1.00 par value, liquidation preference $25,000 per share, 2,400 shares authorized, 1,000
    shares issued and outstanding                                                        25,000          25,000
                                                                                   ------------   -------------
 Net Assets attributable to Common Stock                                           $    153,394    $    201,054
                                                                                   ------------   -------------
                                                                                   ------------   -------------
 REPRESENTED BY:
 Common Stock, $0.01 par value, 200,000,000 shares authorized, 70,131,299 shares issued and outstanding, 93,528,394 shares issued
    and outstanding as adjusted                                                    $        701    $        935
 Capital in excess of par value                                                         340,840         388,266
 Accumulated net realized loss from securities transactions                            (180,501)       (180,501)
 Net unrealized depreciation on investments and interest rate swaps                      (8,805)         (8,805)
 Accumulated undistributed net investment income                                          1,159           1,159
                                                                                   ------------   -------------

 NET ASSETS:                                                                       $    153,394    $    201,054
                                                                                   ------------   -------------
                                                                                   ------------   -------------

 Net asset value per share of Common Stock                                         $       2.19    $       2.15
                                                                                   ------------   -------------
                                                                                   ------------   -------------

     SENIOR SECURITIES. The following table shows certain information regarding senior securities of the Fund as of the dates indicated. The information has been audited by KPMG LLP, the Fund's current independent public accountants, for the fiscal year ended December 31, 2002, and by Arthur Andersen LLP, the Fund's former independent public accountants, for the fiscal years ended December 31, 2001, 2000, 1999, 1998, 1997, 1996, 1995, 1994 and 1993. In
connection with its initial public offering in February 1988, the Fund issued senior securities consisting of $105 million aggregate principal amount of 9% Senior Extendible Notes ("Notes") and $79 million (aggregate liquidation preference) of Taxable Auction Rate Preferred Stock ("TARPS"), the dividends on which were set in monthly auctions with reference to short-term interest rates. The Fund subsequently repurchased substantial amounts of these securities and by December 31, 1992 had $45.5 million aggregate principal amount of Notes and $35 million (aggregate liquidation preference) of TARPS outstanding. See "The Fund." The Notes were refinanced in January 1993 with the proceeds of a credit facility from BankBoston, N.A. (the "Credit Facility") in the aggregate principal amount of $45 million. The Credit Facility was repaid and the outstanding TARPS were redeemed in January 1994 with the proceeds from an offering of two series of newly authorized Auction Term Preferred Stock having an aggregate liquidation preference of $100 million plus accumulated and unpaid dividends. See "Description of Capital Stock," "The Fund" and "Financial Statements." In May 1997 and in May 1998, two additional series of newly authorized Auction Term Preferred Stock, with an aggregate liquidation preference of $50 and $60 million, respectively, plus accumulated and unpaid dividends were issued. In connection with maintaining asset coverage requirements for the Auction Term Preferred Stock, the Fund repurchased $50 million, $10 million, and $50 million of Auction Term Preferred Stock in fiscal 2002, 2001, and 2000, respectively.



                                                                  AS OF DECEMBER 31,
                                 ----------------------------------------------------------------------------------
                                      2002             2001             2000             1999             1998
                                 --------------   --------------   --------------   --------------   --------------
TOTAL AMOUNT
OUTSTANDING
($'s):

  Preferred Stock                   100,000,000      150,000,000      160,000,000      210,000,000      210,000,000
  Short-Term Loan                             -                -                -                -                -

ASSET COVERAGE:

  Per Preferred Stock Share (1)         $57,793          $54,705          $54,989          $55,740          $57,562
  Per $1,000 of Short-Term Loan               -                -                -                -                -

INVOLUNTARY LIQUIDATION
PREFERENCE:

  Preferred Stock Share (2)             $25,000          $25,000          $25,000          $25,000          $25,000

APPROXIMATE MARKET VALUE:

  Per Preferred Stock Share (2)         $25,000          $25,000          $25,000          $25,000          $25,000
  Per $1,000 of Short-Term Loan               -                -                -                -                -

                                                                  AS OF DECEMBER 31,
                                 ----------------------------------------------------------------------------------
                                      1997             1996            1995             1994             1993
                                 --------------   --------------   --------------   --------------   --------------
TOTAL AMOUNT
OUTSTANDING
($'s):

  Preferred Stock                   150,000,000      100,000,000      100,000,000      100,000,000       35,000,000
  Short-Term Loan                             -                -                -                -       45,000,000

ASSET COVERAGE:

  Per Preferred Stock Share (1)         $65,604          $69,102          $66,206          $60,398          $473,351
  Per $1,000 of Short-Term Loan               -                -                -                -          $  4,682

INVOLUNTARY LIQUIDATION
PREFERENCE:

  Preferred Stock Share (2)             $25,000          $25,000          $25,000          $25,000          $100,000

APPROXIMATE MARKET VALUE:

  Per Preferred Stock Share (2)         $25,000          $25,000          $25,000          $25,000          $100,000
  Per $1,000 of Short-Term Loan               -                -                -                -          $  1,000

----------

(1) Calculated by subtracting the Fund's total liabilities (not including the Preferred Stock) from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.
(2)  Plus accumulated and unpaid dividends.

                  NET ASSET VALUE AND MARKET PRICE INFORMATION

     The Shares of the Fund are listed on the Exchange. The following table shows, for each quarterly period since the beginning of the 1993 fiscal year (i) the high and low NAVs per Share, (ii) the high and low sale prices per Share, as reported on the New York Stock Exchange Composite Tape, and (iii) the largest premium (or, if applicable, smallest discount) and the largest discount (or, if applicable, the smallest premium) at which the Common Stock traded relative to the Fund's NAVs per Share during the periods indicated.

                                                                                            PREMIUM (DISCOUNT) AS A
                                   NET ASSET VALUE(1)             MARKET PRICE          PERCENTAGE OF NET ASSET VALUE(2)
                                 ----------------------      ----------------------     --------------------------------
 QUARTER ENDED                     HIGH          LOW           HIGH          LOW            HIGH                LOW
 ------------------              --------      --------      ---------    ---------     ------------       -------------
 March 31, 1993                  $   4.68      $   4.38      $    4.88    $    4.00          1.9                (3.8)
 June 30, 1993                       4.90          4.62           4.88         4.63          4.6                (1.0)
 September 30, 1993                  4.93          4.30           5.13         4.75         13.4                (2.3)
 December 31, 1993                   5.29          4.86           5.13         4.63         (0.5)              (10.7)

 March 31, 1994                      5.31          4.92           5.38         4.75          4.2                (2.8)
 June 30, 1994                       4.68          4.43           5.00         4.25         11.6                (2.3)
 September 30, 1994                  4.47          4.32           4.38         4.00         (0.6)               (5.8)
 December 31, 1994                   4.31          4.09           4.13         3.88         (0.6)               (8.0)

 March 31, 1995                      4.32          4.13           4.50         3.88          4.9                (3.6)
 June 30, 1995                       4.64          4.36           5.13         4.38         10.4                 0.3
 September 30, 1995                  4.67          4.60           5.13         4.63          8.7                 0.3
 December 31, 1995                   4.74          4.62           5.00         4.63          5.3                 0.1

 March 31, 1996                      4.88          4.73           5.13         4.75          4.6                (1.2)
 June 30, 1996                       4.75          4.64           5.00         4.75          6.6                 0.6
 September 30, 1996                  4.91          4.67           5.25         4.75          6.8                 0.9
 December 31, 1996                   5.00          4.90           5.38         4.88          7.7                 1.0

 March 31, 1997                      5.09          4.79           5.13         4.75          1.1                (7.8)
 June 30, 1997                       5.03          4.76           5.25         4.63          4.4                (2.8)
 September 30, 1997                  5.15          5.02           5.38         5.00          5.2                 0.2
 December 31, 1997                   5.19          5.04           5.75         5.06         12.7                 3.8

 March 31, 1998                      5.21          5.04           5.69         5.06        12.85               (1.63)
 June 30, 1998                       5.15          4.94           5.31         5.06         4.38                0.49
 September 30, 1998                  4.98          4.04           5.19         3.81        11.83                2.90
 December 31, 1998                   4.30          3.84           4.81         3.94        13.93                4.17

 March 31, 1999                      4.18          4.09           4.56         4.19         9.49                2.16
 June 30, 1999                       4.27          4.07           4.56         4.31         9.22                2.94
 September 30, 1999                  4.09          3.84           4.63         3.88        12.18                2.54
 December 31, 1999                   3.89          3.72           4.06         3.00         4.71              (19.04)

 March 31, 2000                      3.81          3.52           3.31         2.94       (14.77)             (20.42)
 June 30, 2000                       3.54          3.45           3.38         2.88        (3.57)             (16.55)
 September 30, 2000                  3.56          3.37           3.69         3.31         3.86               (3.57)
 December 31, 2000                   3.35          2.85           3.56         2.50         6.42              (11.02)

 March 31, 2001                      3.15          2.90           3.50         2.69         6.61               (1.32)
 June 30, 2001                       3.06          2.87           3.10         2.75         4.53               (3.03)
 September 30, 2001                  2.93          2.54           3.07         2.32         4.84               (4.67)
 December 31, 2001                   2.69          2.52           2.98         2.61        15.08                3.82

                                                                                            PREMIUM (DISCOUNT) AS A
                                   NET ASSET VALUE(1)             MARKET PRICE          PERCENTAGE OF NET ASSET VALUE(2)
                                 ----------------------      ----------------------     --------------------------------
 QUARTER ENDED                     HIGH          LOW           HIGH          LOW            HIGH                LOW
 ------------------              --------      --------      ---------    ---------     ------------       -------------
 March 31, 2002                      2.65          2.53           2.87         2.56         7.20                2.37
 June 30, 2002                       2.60          2.20           2.73         2.18        10.00                1.54
 September 30, 2002                  2.14          1.80           2.39         1.70         7.78               (3.65)
 December 31, 2002                   1.96          1.66           2.37         1.55        17.89                0.00

 March 31, 2003                      2.01          1.91           2.28         2.02        12.44                4.55
 June 30, 2003                       2.19          2.05           2.34         2.11        12.62                (.91)

----------

(1) High and low NAVs per Share are based on market values as of the last business day of each week of the month.
(2) The data shown in this column generally is as of different dates than the data appearing under "Net Asset Value" and "Market Price" and cannot be calculated from that data.


     The Fund's Common Stock has sometimes traded at a premium and sometimes at a discount to NAV. See "Risk Factors and Special Considerations - Premium/Discount from Net Asset Value." At the close of business on May 23, 2003, and July 16, 2003 the Fund's NAVs per Share were $2.12 and $2.20, respectively, while the closing market prices of a Share on the Exchange on such dates were $2.26 and $2.25, respectively. The premiums as a percentage of NAV on such dates were 6.60% and 2.27%, respectively.

                                    THE OFFER

TERMS OF THE OFFER

     The Fund is issuing to stockholders on the Record Date ("Record Date Stockholders"), as of the close of business on July 21, 2003, Rights to subscribe for the Shares. Each Record Date Stockholder will receive one transferable Right for each three Shares owned on the Record Date. No fractional Rights will be issued. The Rights entitle the holders thereof to acquire, at the Subscription Price, one Share for every Right held. Record Date Stockholders holding a number of Shares that is not an integral multiple of three will receive one additional Right. For example, if you own one hundred Shares, you will receive thirty-four Rights entitling you to purchase up to thirty-four additional Shares at the Subscription Price. In the case of Shares held of record by Cede & Co. ("Cede"), nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee, additional Rights to be received by beneficial owners for whom Cede, or any other depository or nominee is the holder of record, will be issued to Cede or such other depository or nominee only if Cede or such other depository or nominee provides to the Fund on or before the close of business on August 15, 2003, written representation as to the number of additional Rights required for such issuance. The Rights are evidenced by subscription certificates ("Subscription Certificates") which will be mailed to Record Date Stockholders, except that Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States. See "Foreign Stockholders" below.

     The Subscription Price of the Shares to be issued pursuant to the Rights will be the lower of: (i) 94% of the average of the last reported sales prices of a Share on the Exchange on the Expiration Date and on the previous nine business days, and (ii) 94% of the NAV per Share as of the close of business on the Expiration Date. A business day is a day on which the Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York are authorized or obligated by law to close. Exercising Rightholders, including both Rightholders purchasing Shares in the Primary Subscription and those who purchase Shares pursuant to the Over-Subscription Privilege (collectively, "Exercising Rightholders"), will not know the actual Subscription Price at the time of exercise and will be required initially to pay for the Shares at the Estimated Subscription Price of $2.07 per Share. The actual Subscription Price may be more than the Estimated Subscription Price. Exercising Rightholders will have no right to rescind a purchase after receipt by the Subscription Agent of their payment for Shares.


     The Fund announced its intention to make the Offer after the close of trading on the Exchange on May 23, 2003. The NAVs per Share at the close of business on May 23, 2003 and July 16, 2003 were $2.12 and $2.20, respectively, and the closing market prices per Share on the Exchange on those dates were $2.26 and $2.25, respectively.

     Completed Subscription Certificates may be delivered to the Subscription Agent at any time during the subscription period (the "Subscription Period"), which commences on the date of this Prospectus and ends at 5:00 p.m., Eastern time, on August 18, 2003, unless extended by the Fund until a time not later than 5:00 p.m., Eastern time, on September 17, 2003. See "Expiration of the Offer" below. All Rightholders may purchase Shares in the Primary Subscription. All Rights may be exercised immediately upon receipt and until 5:00 p.m. on the Expiration Date.

     Any Rightholder who fully exercises all Rights held by such Rightholder in the Primary Subscription is entitled to subscribe for Shares which were not otherwise subscribed for in the Primary Subscription pursuant to the Over-Subscription Privilege. Shares acquired pursuant to the Over-Subscription Privilege may be subject to allotment, which is more fully discussed below in "Over-Subscription Privilege."

     Rights may be exercised by completing the Subscription Certificate and delivering it, together with payment, to the Subscription Agent. The method by which Rights may be exercised and Shares paid for is set forth below in

"Exercise of Rights" and "Payment for Shares." Interest will accrue to the benefit of the Fund on payments received by the Subscription Agent prior to the Expiration Date. An Exercising Rightholder will have no right to rescind a purchase after the Subscription Agent has received payment. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the Exchange.

     The Rights are transferable and will be admitted for trading on the Exchange. Assuming a market for the Rights exists, the Rights may be purchased and sold through usual brokerage channels until August 15, 2003 (or, if the Offer is extended, until a comparable number of business days before the final Expiration Date). In such case, you will need to instruct your broker to sell any unexercised Rights in time for the broker to execute the transaction by the close of trading on August 15, 2003. In addition, you may instruct the Subscription Agent to sell any unexercised Rights through A.G. Edwards until 4 p.m. on August 14, 2003. Although no assurance can be given that a market for the Rights will develop, if such a market does develop on the Exchange, trading in the Rights on the Exchange may be conducted until and including the close of trading on the last Exchange trading day prior to the Expiration Date. The method by which the Rights may be transferred is set forth below in "Sale of Rights."

     There is no minimum number of Rights that must be exercised in order for the Offer to close.

     The Fund believes that the distribution to Record Date Stockholders of transferable Rights, which themselves may have realizable value, will afford nonparticipating Record Date Stockholders the potential to receive a cash payment upon sale of such Rights. Stockholders who do not exercise their Rights in full will suffer a greater level of dilution of their interest in the Fund than stockholders who do. See "Risk Factors and Special Considerations -Dilution."

     The first regular monthly dividend to be paid on Shares acquired upon exercise of Rights will be the first monthly dividend, the record date for which occurs after the issuance of such Shares following the Expiration Date. It is the Fund's present policy to pay dividends on the last business day of each month to stockholders of record fourteen days prior to the payment date. Assuming that the Subscription Period is not extended beyond August 18, 2003, it is expected that the first dividend received by Rightholders acquiring Shares pursuant to the Offer will be paid on the last business day of September 2003. See "Dividends and Distributions; Dividend Reinvestment Plan."

     Participants in the Fund's Dividend Reinvestment Plan (the "Plan") will be issued Rights for the Shares held in their accounts in the Plan as of the Record Date. Participants wishing to exercise such Rights must exercise such Rights in accordance with the procedures set forth below in "Exercise of Rights" and "Payment for Shares." Such Rights will not be exercised automatically by the Plan.

     For purposes of determining whether a stockholder has fully exercised such stockholder's Rights and for purposes of allotment, qualified financial institutions and other nominee holders of Rights will be required to certify to the Subscription Agent as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full.

PURPOSE OF THE OFFER

     The Fund is seeking through the Offer to allow existing stockholders of the Fund an opportunity to purchase additional Shares at a price that will be below market value without paying a brokerage commission. The Board of Directors of the Fund has determined that it would be in the best interest of the Fund and its stockholders to increase the assets of the Fund available for investment. In reaching its decision, the Board of Directors concluded that an increase in the assets of the Fund would enable the Fund to take advantage of investment opportunities. The Board also concluded that an increase in the assets of the Fund through a well-subscribed Offer could tend to reduce the Fund's expense ratio in the future, after the expenses associated with the Offer have been recouped. The Board observed that a lower expense ratio, if achieved, would be of long-term benefit to holders of Common Stock, although no assurance can be given that the Fund will in fact achieve lower expenses in the future as the Fund cannot predict with certainty its expenses over time. The Board considered that a well-subscribed Offer could also tend to increase liquidity on the Exchange, where the Fund's Shares are traded, by increasing the number of outstanding Shares.

     In considering the Offer, the Board considered that the Offer will reduce the NAV of the Fund's Common Stock and will adversely affect any holder of Common Stock who fails or is unable to exercise his or her Rights. The Board also took note of the fact that the possible beneficial effects of the Offer would be reduced to the extent expenses associated with the Offer were high and the Offer was not well subscribed.

     Reflecting the foregoing considerations, the Board has established the terms of the Offer on a basis that is intended to provide all existing stockholders with an equal opportunity to exercise Rights and to achieve full or substantial subscription. The Board has specified that Rights will be transferable in order to give non-exercising Rightholders an opportunity to receive partial compensation for the dilution they will suffer through non-exercise by selling their Rights, and has established the Subscription Price and the exchange ratio with a view toward providing both an incentive to exercise Rights and an opportunity to obtain value for the sale of Rights. In this regard, the Board has noted that an existing stockholder who seeks to maintain rather than increase his or her investment in the Fund may, in lieu of selling Rights, sell a portion of his or her Shares of the Fund sufficient to provide, after expenses including commissions, funds for the exercise of Rights. The Board has also sought to reduce costs associated with the Offer by, among other things, engaging an information agent rather than paying commissions to a broker or a dealer-manager, and has sought to facilitate, through its arrangements with A.G. Edwards, the existence of an adequate trading market for Rightholders who do not exercise their Rights.

     There can, of course, be no assurance that the Offer will be successful or that the objectives sought by the Board will be achieved, as in the case of any rights offering. However, following analysis and discussion of the Offer and consideration of its terms at a series of meetings, the Board of Directors has made a determination that the Offer, if successful, would result in a net benefit to existing stockholders. The Offer was approved unanimously by all the Directors, present and voting at a meeting of the Board of Directors at which a quorum was present and acting throughout, and by all of the Directors who are not "interested persons" of the Fund. None of the Fund's officers or members of its Board of Directors is affiliated with the Investment Adviser. It should be noted that the Investment Adviser will benefit from the Offer because its fee is based on the Fund's average weekly NAV, which will increase as a result of the issuance of Shares in connection with the Offer. The benefit to the Investment Adviser was not a material element of the Board's deliberations.

     If all of the Common Stock covered by the Rights is sold, the Fund expects that the Board of Directors will authorize the Fund to issue more ATP, so that the percentage of the Fund's assets representing leverage will be approximately the same as prior to the sale of that Common Stock. However, there is no assurance that it will do so. In determining whether to issue additional ATP, the Board will consider market conditions, the availability of appropriate securities and any other factors it deems relevant. As of June 30, 2003, the Fund's leverage ratio (the ratio of the Fund's total senior securities to the sum of its total net assets and its senior securities) was approximately 39.5%, which would be reduced to approximately 33.2% in the event all Rights are exercised and no additional leverage is incurred. Incurring additional leverage will reduce any investment flexibility gained by the Fund as a result of the availability of additional assets from the exercise of Rights pursuant to the Offer. See "The Fund" and "Risk Factors and Special Considerations - Leverage" for discussion of the risks and possible benefits associated with a leveraged capital structure.

     The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of Shares and on terms that may or may not be similar to this Offer. Any such further rights offering will be made in accordance with the Investment Company Act of 1940, as amended (the "1940 Act").

EXPIRATION OF THE OFFER

     The Offer will expire at 5:00 p.m., Eastern time, on August 18, 2003, unless extended by the Fund until a time not later than 5:00 p.m., Eastern time, on September 17, 2003. Rights will expire on the Expiration Date and may not be exercised thereafter.

SUBSCRIPTION AGENT

     The Subscription Agent is EquiServe, 150 Royall Street, Canton, Massachusetts, 02021, which will receive, for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be $140,000, and reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's Transfer Agent, Registrar and Dividend Paying Agent with respect to the Common Stock. Questions regarding the Subscription Certificates should be directed to EquiServe, Corporate Actions, 161 Bay State Road, Braintree, Massachusetts 02184 (telephone 1-800-426-5523). SIGNED SUBSCRIPTION CERTIFICATES SHOULD BE SENT TO EQUISERVE by one of the methods described below. The Fund reserves the right to accept Subscription Certificates actually received on a timely basis at any of the addresses listed.

     (1)      BY FIRST CLASS MAIL:

              EquiServe
              Corporate Actions
              P.O. Box 859208
              Braintree, Massachusetts 02185-9208

     (2)      BY EXPRESS MAIL OR OVERNIGHT COURIER:

              EquiServe
              Corporate Actions
              161 Bay State Road
              Braintree, Massachusetts 02184

     (3)      BY HAND:

              Securities Transfer and Reporting Services, Inc.
              c/o EquiServe
              100 Williams St. Galleria
              New York, New York 10038

DELIVERY TO AN ADDRESS OTHER THAN THE ABOVE DOES NOT CONSTITUTE GOOD DELIVERY.

INFORMATION AGENT

     Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                     THE INFORMATION AGENT FOR THE OFFER IS:

                             The Altman Group, Inc.
                            1275 Valley Brook Avenue
                           Lyndhurst, New Jersey 07071
                            Toll Free: 1-800-467-0609

     The Information Agent will receive a fee estimated to be $7,500 and reimbursement for out-of-pocket expenses related to the Offer.

     Stockholders may also contact their brokers or nominees for information with respect to the Offer.

EXERCISE OF RIGHTS

     Rights may be exercised by filling in and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rightholders may also exercise Rights by contacting a broker, bank or trust company who can arrange, on behalf of the Rightholder, to guarantee delivery of payment and of a properly completed and executed Subscription Certificate. A fee may be charged for this service. Completed Subscription Certificates and full payment for the Shares subscribed for must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares") at one of the offices of the Subscription Agent at the addresses set forth above.

     Qualified financial institutions that hold Shares as nominee for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. For purposes of this Prospectus, "Qualified Financial Institution" shall mean a registered broker-dealer, commercial bank or trust company, securities depository or participant therein, or nominee thereof. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owners' instructions.

     Stockholders who are registered holders can choose between either option set forth under "Payment for Shares" below.

OVER-SUBSCRIPTION PRIVILEGE

     If Rightholders do not exercise all of the Rights held by them on Primary Subscription, any Shares for which subscriptions have not been received (the "Excess Shares") will be offered by means of the Over-Subscription Privilege to those Rightholders (including those Rightholders who acquired their Rights during the Subscription Period) who have exercised all the Rights held by them on Primary Subscription and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable. Rightholders who exercise on Primary Subscription all of the Rights held by them will be asked to indicate on their Subscription Certificates how many Shares they would desire to purchase pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain as a result of unexercised Rights, all over-subscriptions will be honored in full. If sufficient Excess Shares are not available to honor all over-subscriptions, the available Shares will be allocated first among Rightholders who subscribe for an aggregate of 1,000 or fewer Shares (inclusive of Shares subscribed for by such Rightholders in the Primary Subscription). Shares remaining thereafter will be allocated among those who over-subscribe based on the number of Rights originally exercised by them in the Primary Subscription. The percentage of Excess Shares each over-subscribing Exercising Rightholder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis. Each Rightholder is required to purchase all allocated Over-Subscription Shares requested on the Subscription Certificate.

     The Fund will not otherwise offer or sell any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege pursuant to the Offer.

     Qualified financial institutions and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised as to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full.

PAYMENT FOR SHARES

     Exercising Rightholders who acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

          (1) An exercising Rightholder may send the Subscription Certificate, together with payment for the Shares acquired on Primary Subscription and for any additional Shares subscribed for pursuant to the Over-Subscription Privilege, to the Subscription Agent, calculating the total payment on the basis of the Estimated Subscription Price of $2.07 per Share. To be accepted, such payment, together with the properly completed and executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent's offices at the addresses set forth above, prior to 5:00 p.m., Eastern time, on the Expiration Date. Exercise of the Rights by this method is subject to actual collection of checks by 5:00 p.m. on the third business day after the Expiration Date. The Subscription Agent will deposit all Share purchase checks and any orders received by it prior to the final payment date into a segregated interest bearing account pending proration and distribution of Shares or return of funds. All interest earned on such funds will accrue to the benefit of the Fund. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE NEW AMERICA HIGH INCOME FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.


      THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTHOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE THIRD BUSINESS DAY AFTER THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE FIVE BUSINESS DAYS OR MORE TO CLEAR, RIGHTHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

          (2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by facsimile (telecopy) or otherwise from an Exchange member, a bank, a trust company, or other financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program, guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and
      (ii) a properly completed and executed Subscription Certificate, and, if applicable, a Nominee Holder Over-Subscription Form. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate together with full payment is not received by the Subscription Agent by the close of business on the third business day after the Expiration Date.

     On or before the fifth business day after the Expiration Date (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rightholder (or, if Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), a confirmation showing (i) the number of Shares purchased pursuant to the Primary Subscription and, if applicable, the Over-Subscription Privilege, (ii) the per Share and total purchase price for the Shares, (iii) any excess to be refunded by the Fund to such Rightholder as a result of payment for Shares pursuant to the Over-Subscription Privilege that the Rightholder is not acquiring and (iv) any additional amount payable by such Rightholder to the Fund or any excess to be refunded by the Fund to such Rightholder, in each case, based on the actual Subscription Price as determined on the Expiration Date. Any additional payment required from Rightholders must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a Rightholder will be mailed by the Subscription Agent as promptly as practicable. AN EXERCISING RIGHTHOLDER WILL HAVE NO RIGHT TO RESCIND A
PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT, EITHER BY MEANS
OF A NOTICE OF GUARANTEED DELIVERY OR A CHECK. SEE "DELIVERY OF SHARE CERTIFICATES" BELOW.

     WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL FULL PAYMENT. IF A RIGHTHOLDER WHO SUBSCRIBES FOR SHARES PURSUANT TO THE PRIMARY SUBSCRIPTION OR OVER-SUBSCRIPTION PRIVILEGE DOES NOT MAKE PAYMENT OF ANY AMOUNTS DUE, THE SUBSCRIPTION AGENT RESERVES THE RIGHT TO TAKE ANY OR ALL OF THE FOLLOWING
ACTIONS: (i) FIND OTHER STOCKHOLDERS FOR SUCH SUBSCRIBED AND UNPAID FOR SHARES;
(ii) APPLY ANY PAYMENT ACTUALLY RECEIVED BY IT TOWARD THE PURCHASE OF THE GREATEST WHOLE NUMBER OF SHARES WHICH COULD BE ACQUIRED BY SUCH HOLDER UPON EXERCISE OF THE PRIMARY SUBSCRIPTION AND/OR OVER-SUBSCRIPTION PRIVILEGE; AND/OR
(iii) EXERCISE ANY AND ALL OTHER RIGHTS OR REMEDIES TO WHICH IT MAY BE ENTITLED, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO SET OFF AGAINST PAYMENTS ACTUALLY RECEIVED BY IT WITH RESPECT TO SUCH SUBSCRIBED SHARES.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Subscription Agent, whose determinations will be final and binding. The Subscription Agent, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

SALE OF RIGHTS

     SALES THROUGH SUBSCRIPTION AGENT. Rightholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent by 4 p.m. on August 14, 2003 (or if the Offer is extended, until a comparable number of business days before the final Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will use its reasonable best efforts to complete the sale; and the Subscription Agent will remit the proceeds of sale, net of any commissions, to the Rightholders. No brokerage commissions will be charged to holders in connection with any sale of fewer than 100 Rights who elect to direct the Subscription Agent to sell such Rights in whole but not in part. Any commission on sales of 100 Rights or more will be paid by the selling Rightholders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Subscription Agent on the day such Rights are sold. The Subscription Agent will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. Such sales will be made net of commissions on behalf of the nonclaiming stockholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming stockholders until such proceeds are either claimed or become subject to escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All such Rights will be sold at the market price, if any, on the Exchange.

     OTHER TRANSFERS. The Rights are transferable and will be admitted for trading on the Exchange. Assuming a market for the Rights exists, the Rights may be purchased and sold through usual brokerage channels until August 15, 2003 (or if the Offer is extended, until a comparable number of business days before the final Expiration Date). In such case, you will need to instruct your broker to sell any unexercised Rights in time for the broker to execute the transaction by the close of trading on August 15, 2003. The Rights evidenced by a single Subscription Certificate may be transferred in whole or in part by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the transferring Rightholder or, if the transferring Rightholder so instructs, to an additional transferee.

     Except for the fees charged by the Subscription Agent and brokerage commissions on the sale of fewer than 100 Rights (which will be paid by the Fund as described above), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights and none of such commissions, fees or expenses will be paid by the Fund or the Subscription Agent.

     The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription and the Over-Subscription Privilege may be effected through, the facilities of DTC.

FINANCIAL ADVISOR

     A.G. Edwards & Sons, Inc., a nationally recognized investment banking and securities firm, has been retained by the Fund to provide financial advisory services in connection with the Offer. The Fund has agreed to pay A.G. Edwards a fee for its advisory services in an amount equal to $150,000 plus reasonable out-of-pocket expenses.

DELIVERY OF SHARE CERTIFICATES

     Participants in the Fund's Dividend Reinvestment Plan will have any Shares acquired with respect to Shares held in their stockholder dividend reinvestment accounts in the Plan on Primary Subscription and pursuant to the Over-Subscription Privilege credited to such accounts. Stockholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee. With respect to all other stockholders, certificates for all Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege will be mailed within nine business days after the Confirmation Date or as soon as practicable if additional payment is due and after full payment for the Shares subscribed for has been received and cleared, which clearance may take up to fifteen days from the date of receipt of the payment.

FOREIGN STOCKHOLDERS

     Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States (the term "United States" includes the states, the District of Columbia, and the territories and possessions of the United States) ("Foreign Record Date Stockholders"). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders' accounts until instructions are received to exercise, sell or transfer the Rights. If no instructions have been received by 12:00 noon, Eastern time, three business days prior to the Expiration Date regarding the Rights of those Foreign Record Date Stockholders, the Subscription Agent will use its reasonable best efforts to sell the Rights of those Foreign Record Date Stockholders on the Exchange. The net proceeds, if any, from the sale of those Rights will be remitted to the Foreign Record Date Stockholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

     The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

          1. The distribution of Rights to Record Date Stockholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

          2. The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises or sells the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon the respective fair market values of the Common Stock and the Right immediately after the Right is issued; (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero; and (c) to anyone who purchases a Right in the market, the purchase price for a Right.

          3. The holding period of a Right received by a Record Date Stockholder includes the holding period of the Common Stock with regard to which the Right is issued.

          4. Any gain or loss on the sale of a Right will be treated as a capital gain or loss if the Right is a capital asset in the hands of the seller. Such a capital gain or loss will be long- or short- term, depending on how long the Right has been held, in accordance with paragraph 3 above. A Right issued with regard to Common Stock will be a capital asset in the hands of the person to whom it is issued if the Common Stock was a capital asset in the hands of that person. If a Right is allowed to expire, there will be no loss realized unless the Right had been acquired by purchase, in which case there will be a loss equal to the basis of the Right.

          5. If the Right is exercised by the Record Date Stockholder, the basis of the Common Stock received will include the basis, if any, allocated to the Right and the amount paid upon exercise of the Right.

          6. If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

     The Fund is required to withhold and remit to the U.S. Treasury at a current rate of 28% on reportable payments paid on an account if the holder of the account provides the Fund with either an incorrect taxpayer identification number or no number at all or fails to certify that the taxpayer is not subject to such withholding.

     The foregoing is only a summary of applicable federal income tax laws and does not include any state or local tax consequences of the Offer. Rightholders should consult their own tax advisers concerning the tax consequences of this transaction. See "Taxation."

CONSIDERATIONS FOR CERTAIN TAX-DEFERRAL ARRANGEMENTS AND EMPLOYEE PLANS

     Special considerations apply with respect to Record Date Stockholders that are tax-deferral arrangements such as plans qualified under Section 401(a) of the Internal Revenue Service Code of 1986, as amended ("Code") (including corporate savings and 401(k) plans and Keogh plans of self-employed individuals), individual retirement accounts under Section 408(a) of the Code ("IRAs"), Roth IRA's under section 408A of the Code, and custodial accounts under Section 403(b) of the Code (collectively, "Plans"). For example, additional contributions to a Plan (other than permitted rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights, when taken together with other contributions made to the Plan, may exceed limits under the Code, resulting in (among other things) excise taxes for excess or nondeductible contributions or the Plan's loss of its tax-favored status. Furthermore, the sale or transfer of Rights may be treated as a distribution or result in other adverse tax consequences.

     Plans and other tax exempt entities should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA or Roth IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA or Roth IRA depositor, which may result in current income taxation and penalty taxes.

     Certain Plans may be subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is a broad statutory framework that governs most employer-maintained retirement plans ("ERISA Plans") and imposes certain fiduciary obligations on the persons who manage such plans ("Fiduciaries"). In determining whether to exercise or transfer Rights, Fiduciaries of Record Date Stockholders that are ERISA Plans must determine that such actions are consistent with their fiduciary duties under ERISA and do not result in transactions which are prohibited under Section 406 of ERISA. Further, Record Date Stockholders which are Plans that are subject to Section 4975 of the Code must determine that the exercise or transfer of Rights does not result in transactions which are prohibited and subject to excise taxes under Section 4975 (under rules which generally parallel the prohibited transaction provisions of Section 406 of ERISA). Employee benefit plans that are not ERISA Plans (such as governmental plans) may be subject to state law restrictions that could affect the decision to exercise or transfer Rights.

     The Fund is an investment company registered under the 1940 Act, and intends to continue to qualify as such. Therefore, under ERISA, the assets of an ERISA Plan which is a stockholder of the Fund will include only the equity interest owned by such ERISA Plan and not the underlying assets of the Fund. The Investment Adviser will therefore not be a Fiduciary with respect to stockholders which are ERISA Plans and the operation of the Fund will not be subject to ERISA.

     Due to the complexity of the foregoing rules and the taxes, penalties, and potential liability for noncompliance, stockholders which are Plans should consult with their counsel and other advisors before their exercise or transfer of Rights.

NOTICE OF NET ASSET VALUE DECLINE

     The Fund has, as required by the staff of the Commission, undertaken to suspend the Offer until it amends this Prospectus if subsequent to July 21, 2003, the effective date of the Fund's Registration Statement, the Fund's NAV declines more than 10% from its NAV as of that date. In such event, the Fund will notify stockholders of any such decline and thereby permit them to cancel their exercise of Rights.

                                 USE OF PROCEEDS

     The Fund anticipates investing substantially all of the net proceeds from the Offer in accordance with the Fund's investment objective and policies described below. See "Investment Objective and Policies." Assuming all Shares offered hereby are sold at the Estimated Subscription Price of $2.07 per Share, the net proceeds of the Offer are estimated to be approximately $47,660,211 (after deducting offering expenses payable by the Fund estimated at approximately $771,775). The Fund anticipates that investment of such net proceeds will take up to three months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Fund's investment objective and policies, the proceeds will be held in U.S. Government securities (which include obligations of the United States Government and its agencies and instrumentalities) and other high-quality, short-term money market instruments.

                                    THE FUND

     The New America High Income Fund, Inc. is a diversified, closed-end management investment company with a leveraged capital structure. T. Rowe Price currently serves as the Fund's investment adviser. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed-income securities, commonly known as "junk bonds."

     The Fund invests primarily in "high-yield" fixed-income securities rated in the lower categories by established rating agencies, consisting principally of fixed income securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's, and, subject to applicable rating agency guidelines (see "Rating Agency Guidelines"), non-rated securities deemed by the Investment Adviser to be of comparable quality. See "Investment Objective and Policies" and "Management of the Fund - The Investment Adviser." The fixed-income securities in which the Fund invests are regarded by the rating agencies, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower-yielding, higher-rated debt securities; credit ratings do not reflect this market risk.

     The Fund is subject to various portfolio diversification and related asset coverage requirements under guidelines established by Moody's and Fitch in connection with such rating agencies' issuance of ratings of Aaa and AAA, respectively, with respect to the Fund's ATP. These guidelines require specific asset coverage ratios to be maintained on the basis of the discounted values ("Discounted Values") of eligible securities in the Fund's portfolio, which discounts are directly correlated to the ratings assigned to the securities. The guidelines generally cause the Fund to invest in higher-quality, lower-yielding assets and/or to maintain relatively substantial balances of highly liquid assets than would otherwise be the case in order to remain in compliance with applicable asset coverage requirements. See "Investment Objective and Policies," "Rating Agency Guidelines," "Risk Factors and Special Considerations - Leverage" and "Description of Capital Stock - Asset Maintenance." An investment in the Fund involves a number of significant risks, which are increased due to the Fund's leveraged capital structure, and no assurance can be given that the Fund will achieve its investment objective. See "Risk Factors and Special Considerations."

     The Fund has had a leveraged capital structure since its inception. Through the use of leverage, the Fund seeks to increase dividend yields to holders of Common Stock over those that would be available in the absence of leverage by investing in securities which pay interest at a higher rate than the rates of required dividend payments on its outstanding ATP after related expenses. By issuing senior securities having a Aaa/AAA rating and agreeing to various portfolio diversification guidelines established by the relevant rating agencies in connection therewith, the Fund seeks to obtain a lower cost of leverage than it believes would be available with lower-rated or unrated senior securities. However, the use of leverage can, under certain circumstances, adversely affect the Fund's performance and generally will cause the NAV of the Common Stock to decline more rapidly when the value of portfolio holdings declines than would be the case for an unleveraged fund. The asset coverage requirements applicable to the Fund's senior securities affect the management of its portfolio, as described in the preceding paragraph. Also, in the event of a decline in the value of the Fund's portfolio securities, the Fund may be forced to redeem or repurchase senior securities in order to reduce investment leverage and thereby remain in compliance with applicable asset coverage requirements, which may require the liquidation of portfolio securities at prices below the prices at which they were purchased. Events such as increases in short-term interest rates, which increase the dividends required to be paid on the Fund's outstanding ATP, or increases in expenses associated with the ATP, will, absent a corresponding increase in the rate of return of portfolio holdings or a decrease in other expenses, result in a decrease in dividends paid to holders of Common Stock. See "Risk Factors and Special Considerations
- Leverage," "Investment Objective and Policies" and "Description of Capital Stock."

     The Fund's performance since inception illustrates the significant risks (and potential rewards) associated with investing in "high-yield, high-risk" securities on a leveraged basis. The Fund commenced operations in 1988 with total assets of $396,386,000, a NAV per Share of $9.25 and outstanding senior securities of $184 million. At December 31, 1990, following a significant decline in the high-yield market during 1989 and 1990, the Fund's total assets were $169,059,000 (a decline of 57.3% from total assets at inception), its NAV per Share was $3.42 (a decline of 63.0% from NAV per Share at inception), and outstanding senior securities aggregated $82,990,000 (a decline of 54.9% relative to outstanding senior securities at inception). Total return on an investment in Common Stock from inception through December 31, 1990 was -58.74%. At December 31, 1997, the Fund's total assets were $401,475,000, NAV per Share was $5.03 and outstanding senior securities aggregated $150 million. Cumulative total investment return for an investment in Common Stock for the one-, three-and five- year periods ended December 31, 1997 was 21.97%, 95.22% and 140.97%, respectively. At June 30, 2003, the Fund's total assets were $266,313,000, NAV per Share was $2.19 and outstanding senior securities aggregated $100 million. Cumulative total investment returns for an investment in Common Stock for the one-, three- and five- year periods ended June 30, 2003 were 13.57%, -8.41%, -16.29%, respectively. Past performance is no guarantee of future results.

     As previously noted, on December 2, 2002, T. Rowe
Price replaced Wellington Management as the Fund's investment adviser. The Directors' decision to replace Wellington Management with T. Rowe Price was prompted primarily by the Directors' view that the Fund's performance over recent periods had not met expectations. See "Management of the Fund - The Investment Adviser."

EXISTING LEVERAGE

     During 1993, the Fund had outstanding senior securities having an aggregate principal amount/liquidation preference of $80 million of which $45 million consisted of short-term debt and $35 million consisted of credit enhanced, auction preferred stock. In January 1994, the Fund refinanced its outstanding senior securities through the issuance of two series of ATP having an aggregate liquidation preference of $100 million plus accumulated and unpaid dividends and no credit enhancement. In May 1997 and in May 1998, the Fund issued two additional series of ATP having an aggregate liquidation preference of $50 million and $60 million, respectively, plus accumulated and unpaid dividends and no credit enhancement. In connection with maintaining asset coverage requirements for the ATP, the Fund repurchased $50 million, $10 million and $50 million of ATP in fiscal 2002, 2001, and 2000, respectively. Dividends on all series of the ATP are established in periodic auctions generally held every twenty-eight days (subject to the right of the Fund to establish longer or shorter dividend periods), and generally reflect short-term interest rates during short-term dividend periods. See "Description of Capital Stock - Dividends and Dividend Periods."

     The Fund has an interest payment swap arrangement (the "Swap Arrangement") with Fleet National Bank ("Fleet"). The aggregate effect of this arrangement is to hedge the Fund's dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement, the Fund makes payments to Fleet on a monthly basis at a fixed annual rate. In exchange for such payment, Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to the level of short-term interest rates from time to time. See "Description of Capital Stock."

ORGANIZATION

     The Fund is registered under the 1940 Act and was organized as a corporation under the laws of the State of Maryland on November 19, 1987. The Fund's address is 33 Broad Street, Boston, Massachusetts 02109, and its telephone number is 1-617-263-6400.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed-income securities, commonly known as "junk bonds." The Fund's investment objective and the restrictions described below under "Investment Restrictions" are fundamental policies and thus may not be changed without the affirmative vote of the holders of a majority of the outstanding Shares and a majority of the outstanding Shares of the ATP, voting as separate classes, which means for each class the lesser of
(a) more than 50% of such class or (b) 67% or more of such class present at a meeting at which more than 50% of the outstanding shares of such class are present or represented by proxy.

     No assurance can be given that the Fund will attain its investment objective. Because of the high-risk nature and price volatility of the Fund's investments, as well as the Fund's leveraged structure, it may be difficult to achieve capital preservation on a consistent basis. Specifically, the Fund's cumulative total investment returns for an investment in Common Stock for one-, three- and five- year periods ended June 30, 2003 were 13.57%, -8.41%, -16.29%, respectively. See "The Fund" and "Risk Factors and Special Considerations."

INVESTMENT STRATEGY

     The policies described below may be changed by the Fund without the approval of the Fund's stockholders.

     The Fund seeks to achieve its investment objective by investing primarily in "high-yield" fixed-income securities rated in the lower categories by recognized rating agencies, consisting principally of fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P and, subject to applicable rating agency guidelines, (see "Rating Agency Guidelines") non-rated securities deemed by the Investment Adviser to be of comparable quality. Because non-rated securities are not eligible for inclusion in the calculation of the Discounted Value of the Fund's assets under the current rating agency guidelines to which the Fund is subject, however, it is not presently anticipated that such securities will comprise a significant percentage of the Fund's investments, although the Fund reserves full flexibility in this regard. See "Rating Agency Guidelines." Under normal market conditions, the Fund will have at least 80% of its net assets, plus the amount of any borrowings for investment purposes, invested in securities rated BB or lower by S&P or Ba or lower by Moody's or non-rated securities deemed by the Investment Adviser to be of comparable quality. This policy may not be changed without providing stockholders with sixty days' notice. The average maturity of the Fund's portfolio is expected to be between six and ten years; however, depending upon market conditions, this range may be shortened or lengthened. The dollar weighted average of credit ratings of all bonds held by the Fund for the twelve-month period ended June 30, 2003, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets and is not necessarily representative of the Fund as of the current fiscal year or at any other time in the future.

                 MOODY'S RATING           PERCENTAGE OF PORTFOLIO
                 --------------           -----------------------
                 Aa                                 0.13%
                 A                                  0.18%
                 Baa                                3.00%
                 Ba                                28.65%
                 B                                 59.72%
                 Caa                                6.95%
                 Ca                                 0.49%
                 C                                  0.07%
                 NR                                 0.81%
                                                  ------
                 Total                            100.00%

As of June 30, 2003, weighted average maturity of the Fund's portfolio was approximately 6.6 years.

     The Fund's portfolio reflects requirements established by Moody's and Fitch in connection with the issuance by such agencies of investment grade ratings for the Fund's ATP (referred to herein as the "Rating Agency Guidelines"). These guidelines relate, among other things, to industry and credit quality characteristics of issuers and specify various "discount factors" for debt securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, securities rated CC/Ca or lower by the rating agencies, non-rated securities, private placements, non-U.S. securities, preferred or common stock, zero coupon or similar securities that do not provide for the periodic payment of interest in cash and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio. See "Rating Agency Guidelines."

     The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the guidelines, greater than the aggregate liquidation preference of the ATP plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the ATP on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires such asset coverage as a condition to paying dividends on Common Stock. See "Description of Capital Stock - Asset Maintenance." The effect of compliance with these guidelines may be to cause the Fund to invest in higher-quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Adviser, including private placements of other than Rule 144A Securities as defined below, and to limit or delay the Fund's ability to reinvest cash in a rising "high-yield" market. See "The Fund" and "Risk Factors and Special Considerations - Leverage." The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

     There is no minimum rating requirement applicable to the fixed-income securities which may be acquired by the Fund. However, compliance with the Rating Agency Guidelines, under which securities rated below CCC/Caa are not eligible for inclusion in the calculation of the Discounted Value of the Fund's assets and other lower-rated securities are heavily discounted in such calculation, may have the effect of precluding or limiting investments in such issues.

     "High-yield" bonds, the generic name for corporate bonds rated between BB/Ba and C/C by the rating agencies, are frequently issued by corporations in the growth stage of their development. Bonds which are rated BB/Ba, B/B, CCC/Caa, CC/Ca and C/C are regarded by the rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Further information concerning the ratings of corporate bonds, including the rating categories of Moody's, Fitch and S&P is provided in Appendix A. "High-yield" securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuers, and such securities are usually subordinate to other securities issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile to the extent that expected benefits from restructuring do not materialize.

     Fixed-income securities which the Fund has the right to acquire include preferred stocks (limited to 20% of the Fund's total assets and subject to compliance with the Rating Agency Guidelines as described above) and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes, mortgage or other asset-backed instruments, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, zero coupon securities and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Most debt securities in which the Fund will invest will bear interest at fixed rates. However, the Fund reserves the right to invest without limitation in fixed-income securities that have variable rates of interest or involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). The Fund also has the right to acquire common stock as part of a unit in connection with the purchase of debt securities consistent with the Fund's investment policies, although such investments are not eligible for inclusion in the calculation of the Fund's Discounted Value under the Rating Agency Guidelines.

     The Fund may invest up to 20% of its total assets in illiquid securities (determined as of the time of investment). Securities that are eligible for resale under Rule 144A of the Securities Act of 1933, as amended, ("Rule 144A") are not included in this 20% limitation. In general, the Commission defines illiquid securities as those that cannot be sold in the ordinary course of business within seven days at approximately the value assigned to them by the Fund. Illiquid securities may offer higher yields than comparable publicly traded securities, but the Fund may not be able to sell these securities when the Investment Adviser considers it desirable to do so. Illiquid securities are generally eligible for inclusion in the Discounted Value of the portfolio for purposes of the Rating Agency Guidelines of Moody's or Fitch in effect as of the date of this Prospectus, only if they are eligible for resale under Rule 144A ("Rule 144A Securities"). See "Rating Agency Guidelines."

     The Fund is permitted to invest up to 20% of its total assets in zero coupon securities, although such securities also may not be included in calculating the Discounted Value of the Fund's portfolio under the Rating Agency Guidelines. Zero coupon securities pay no cash income but are purchased at a discount from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. There may be special tax considerations associated with investing in securities structured as deferred interest, zero coupon or payment-in-kind securities. The Fund records the interest on these securities as income even though it receives no cash interest until each security's maturity date. The Fund will be required to distribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities. Thus, to meet cash distribution obligations, the Fund may be required to liquidate a portion of its assets, which it would otherwise continue to hold, at a disadvantageous time. These distributions will be taxable to stockholders as ordinary income. In the case of securities structured as deferred interest, zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

     The Fund may invest in U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds").

     Notwithstanding any of the foregoing, when market conditions warrant a temporary defensive investment strategy, including when it is necessary to maintain compliance with the Rating Agency Guidelines (under which the Fund's ability to invest in lower-rated securities having relatively low Discounted Values may be restricted, particularly as the market values of portfolio holdings decline), the Fund may invest without limitation in money market instruments, including rated and (subject to compliance with the Rating Agency Guidelines) unrated commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund. The Fund reserves the right to invest in securities rated higher than Ba by Moody's or BB by S&P or non-rated fixed-income securities of comparable quality when the difference in yields between quality classifications is relatively narrow or for temporary defensive purposes, including maintenance of applicable asset coverage requirements, when the Investment Adviser anticipates adverse market conditions. Investments in higher-rated issues may serve to lessen a decline in NAV but may also affect the amount of current income produced by the Fund, as the yields from such issues are usually lower than those from lower-rated issues.

     As noted herein, the Fund has had a leveraged capital structure since its inception and, as of June 30, 2003, had outstanding 4,000 shares of preferred stock issued in four series, the ATP, having an aggregate liquidation preference of $100 million plus accumulated and unpaid dividends. The ATP is subject to optional redemption by the Fund. The Fund is required to redeem the ATP in whole or in part in the event the Fund fails to satisfy applicable asset coverage requirements and is required to redeem the ATP in whole in the event the Fund fails to maintain the Aaa/AAA Credit Rating (as defined below) for the ATP and such rating is not restored on a timely basis. See "Description of Capital Stock - Mandatory Redemption." The Aaa/AAA Credit Rating is a rating for the ATP in the highest rating category of any two nationally recognized statistical rating organizations (as used in the Securities Exchange Act of 1934, as amended), one of which must be Moody's or S&P. Any such redemption will result in a loss of investment leverage and a reduction in Fund income, the effect of which will be borne exclusively by the holders of Common Stock. See "The Fund."

INVESTMENT RESTRICTIONS

     The following investment restrictions are fundamental policies of the Fund, and may not be amended without the affirmative vote of the holders of a majority of the outstanding Shares and a majority of the outstanding shares of the ATP, voting as separate classes, which means for each class the lesser of (a) more than 50% of such class or (b) 67% or more of such class present at a meeting at which more than 50% of the outstanding shares of such class are present or represented by proxy. Under these restrictions, the Fund may not:

     1. Borrow money (through reverse repurchase agreements or otherwise) or issue senior securities, except as permitted by Section 18 of the 1940 Act.

     2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margins for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

     3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin payments in connection with transactions in futures contracts and options.

     4. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

     5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under the federal securities laws.

     6. Purchase or sell real estate (including real estate mortgage loans), although the Fund may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

     7. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and related options.

     8. Make loans, except by purchase of debt obligations in which the Fund may invest consistently with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

     9.   Acquire more than 10% of the voting securities of any issuer.

     10. Invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

     11. Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

     12. Make investments for the purpose of exercising control or management over the issuer of any security.


     The Fund also will be subject to certain investment restrictions so long as the ATP remains outstanding, which may prohibit or limit certain practices that are otherwise authorized. See "Certain Investment Practices" below and "Rating Agency Guidelines."

CERTAIN INVESTMENT PRACTICES

     The Fund and the Investment Adviser reserve the right to engage in certain investment practices described below in order to help achieve the Fund's investment objective. So long as the ATP is outstanding, the Fund may not utilize certain of the practices described below, such as entering into swap agreements, the making of securities loans and buying or selling futures contracts and options thereon, unless the Fund receives written confirmation from Moody's, Fitch or any other rating agency which is then rating the ATP and which so requires, that any such action will not impair the Aaa/AAA Credit Rating. Further, the Rating Agency Guidelines limit or have the effect of limiting the Fund's use of other investment practices described below, such as investments in non-U.S. securities, private placements (except Rule 144A Securities as discussed below) and options, to the extent such investments are not eligible for inclusion in the Discounted Value of the Fund's portfolio or the Rating Agency Guidelines specify terms and restrictions on such investments.

     RATING AGENCY RESTRICTIONS. While the Fund has reserved the right to employ the investment practices described below, for so long as any of the ATP is outstanding and either Moody's or Fitch is rating the ATP, the Fund will not, unless it has received written confirmation from Moody's and/or Fitch, as applicable, that any such action would not impair the respective rating then assigned by Moody's or Fitch to the ATP, engage in any one or more of the following transactions: (i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities, engage in options transactions involving cross-hedging, or enter into any swap arrangement, other than the arrangement described herein for which the Fund has obtained consent of Moody's and Fitch;
(ii) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions; provided that the ATP Basic Maintenance Amount (as defined below under "Description of Capital Stock") would continue to be satisfied after giving effect to such borrowing and if the borrowing matures in not more than sixty days and is non-redeemable; (iii) except in connection with a refinancing of the ATP, issue any class or series of stock ranking prior to or on a parity with the ATP with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of ATP previously purchased or redeemed by the Fund; (iv) engage in any short sales of securities; (v) lend portfolio securities; or (vi) merge or consolidate into or with any other corporation.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements on up to 25% of the value of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to re-sell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the United States government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Investment Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Securities sold by the Fund under a reverse repurchase agreement must be either segregated pending repurchase or the proceeds must be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place beyond the customary settlement date for transactions in securities of that nature). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuations, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets from its portfolio, marked to market daily and having value equal to or greater than such commitments. On the delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuation.

     PERMITTED INVESTMENTS IN PRIVATE PLACEMENT SECURITIES. The Fund is permitted by its investment objective and policies to invest without limitation in private placement securities. Private placement securities are restricted securities and therefore are subject to certain of the following risks which would not apply to securities that were free for immediate public sale. In a private sale of restricted securities, which may involve protracted negotiations and a limited number of purchasers, the possibility of delay and the necessity of obtaining a commitment of investment intent from the purchasers might adversely affect the price of the securities. In a public offering, the delay resulting from registration may make it impossible for the Fund to sell securities at the most desirable time, and the price of the securities may decline between the time of the decision to sell and the time when the sale is accomplished. Because only the issuer of the securities can prepare and file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the Fund may not be able to obtain registration at the most desirable time.

     In view of the above risks, the proceeds to the Fund from the sale of restricted securities acquired by private placement could be less than the proceeds from the sale of similar securities which were free for immediate public resale. If the Fund is required to liquidate portfolio investments to satisfy applicable asset coverage requirements, it may be required to dispose of private placement securities at times or prices which are disadvantageous to the Fund.

     Private placement securities, unless they are Rule 144A Securities, are generally ineligible for inclusion in the calculation of the Discounted Value of the Fund's investment portfolio under the Rating Agency Guidelines with which the Fund will be required to comply for so long as the shares of ATP remain outstanding. The guidelines require the Fund to maintain portfolio assets eligible for inclusion in such calculation which have an aggregate Discounted Value in excess of the specified asset coverage levels and may therefore limit the Fund's ability to invest in private placement securities.

     FOREIGN INVESTMENTS. The Fund may invest up to 10% of the value of its total assets in securities principally traded in foreign markets. In addition, subject to the Fund's basic investment strategy, the Fund may also purchase Eurodollar certificates of deposit issued by branches of U.S. banks. Foreign investments may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, the establishment of exchange controls and the adoption of other foreign governmental restrictions which might adversely affect the payment of principal of and interest on such obligations. Foreign securities may be less liquid and more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions in foreign securities may be subject to delays, which could result in adverse consequences to the Fund including restrictions on the subsequent resale of such securities. The value of foreign investments may rise or fall because of changes in currency exchange rates.

     INTEREST RATE TRANSACTIONS. The Fund may enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. The Board of Directors, not the Investment Adviser, is responsible for making hedging arrangements with respect to the Fund's senior securities. The costs of any such interest rate transaction and the payment made or received by the Fund thereunder would be borne by or inure to the benefit of the holders of the Fund's Common Stock. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or the Board of Directors, as applicable, is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

     As noted above, the Fund has entered into an interest payment Swap Arrangement with Fleet. The aggregate effect of this arrangement is to hedge the Fund's dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement, the Fund makes payments to Fleet on a monthly basis at fixed annual rate while receiving from Fleet payments at a variable rate determined with reference to the level of short-term interest rates from time to time. See "Description of Capital Stock."

     The Fund makes dividend payments to the holders of the ATP on the basis of the results of periodic auctions in accordance with its terms without regard to the Swap Arrangement and would continue to do so in the event the Swap Arrangement is terminated. The Fund has agreed to terminate the Swap Arrangement in the event it fails to maintain certain asset coverage requirements. See "Rating Agency Guidelines."

     OPTIONS. The Fund may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund reserves the right to write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible market decline. In view of its investment objective, the Fund generally would write call options only in circumstances in which the Investment Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that the Fund will be able to, make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

     For purposes of valuation of the Fund's assets under the Rating Agency Guidelines (see "Description of Capital Stock - Asset Maintenance"): (i) if the Fund writes a call option, the underlying asset will be valued as follows: (a) if the option is exchange-traded and may be off set readily or if the option expires before the earliest possible redemption of the ATP, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (b) otherwise, it has no value; (ii) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (a) exercise price and (b) the Discounted Value of the underlying security determined in accordance with Rating Agency Guidelines; and (iii) call or put options which the Fund buys have no value. For so long as the ATP are rated by Moody's or Fitch: (i) the Fund will not engage in options transactions for leveraging or speculative purposes; (ii) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (iii) the Fund will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Fund would continue to be in compliance with applicable rating agency asset coverage requirements (see "Description of Capital Stock - Asset Maintenance"); (iv) the Fund shall write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP); (v) the Fund will not engage in forward contracts; and (vi) there shall be a quarterly audit made of the Fund's options transactions, if any, by the Fund's independent accountants to confirm that the Fund is in compliance with these standards.

     FUTURES CONTRACTS AND RELATED OPTIONS. The Investment Adviser does not currently intend that the Fund will invest in futures contracts or related options with respect to the portfolio. However, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Investment Adviser anticipates that interest rates may rise, in which event the Fund could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase.

     In the event the Fund determines to invest in futures contracts and options thereon, it will not purchase or sell such instruments if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts would exceed 5% of the value of the Fund's total assets. There is no overall limitation on the percentage of the Fund's portfolio securities which may be subject to a hedge position. The Fund also intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (the "CFTC") under which the Fund will be exempted from registration as a commodity pool operator. The Fund may only enter into futures contracts and options on futures contracts transactions for other than hedging purposes if immediately thereafter the sum of the amount of the initial margin deposits and premiums on open positions with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Fund's net assets. The CFTC recently proposed amendments to Rule 4.5 that also would permit the Fund to use futures and related options for non-hedging purposes provided that the notional value of such positions does not exceed the liquidation value of the Fund's portfolio. The CFTC has indicated that the funds may currently rely on this alternative test, pending adoption of the final amendments to Rule
4.5. A further proposal is now under consideration by the CFTC which, if adopted, would eliminate from Rule 4.5 any restriction on using futures and related options for non-hedging purposes. The extent to which the Fund may enter into transactions involving futures contracts also may be limited by the requirements of the Code for qualification as a regulated investment company.

     RISKS OF HEDGING TRANSACTIONS. The use of options, financial futures and options on financial futures may involve risks not associated with other types of investments which the Fund intends to purchase, and it is possible that a portfolio that utilizes hedging strategies may perform less well than a portfolio that does not make use of such devices. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and the sale of options thereon would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.

     INCURRENCE OF INDEBTEDNESS. For so long as any of the ATP are outstanding, the Fund will not borrow money or issue senior securities representing indebtedness unless it has received written notice from Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP) and any other rating agency which is then rating the ATP which so requires that such action would not impair the Aaa/AAA Credit Rating. For so long as any of the Fund's preferred stock, including the ATP, is outstanding, the lesser of (a) a vote of 67% of the shares of the Fund's preferred stock present at a meeting at which more than 50% of the outstanding shares of preferred stock entitled to vote is present or (b) a vote of more than 50% of the outstanding shares of preferred stock, in each case voting as a separate class, must approve any Fund borrowing. Preferred stockholder approval, however, is not required if the Fund borrows for temporary or emergency purposes in accordance with its investment policies and restrictions or for the purpose of clearing transactions. To the extent that the Fund does incur any borrowings, such borrowings would typically be senior in right of payment to the ATP and the Common Stock upon liquidation of the Fund.

     SECURITIES LOANS. The Fund reserves the right to make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. However, for so long as any of the ATP is outstanding and either Moody's or Fitch is rating the ATP, the Fund will not lend portfolio securities unless it has received written confirmation from Moody's and/or Fitch that such action would not impair the respective rating. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on the securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

                            RATING AGENCY GUIDELINES

     The Fund intends at all times that, so long as any ATP is outstanding and Moody's and Fitch are then rating the ATP, the composition of its portfolio will reflect guidelines established by Moody's and Fitch in connection with obtaining the Aaa/AAA Credit Rating with respect to the ATP. Should the Fund determine to seek (and be successful in obtaining) a rating from any other rating agency or issue senior securities, other than the ATP, which are rated or otherwise subject to portfolio diversification or similar requirements, the composition of its portfolio would also reflect the guidelines and requirements established by any rating agency rating such securities or by the purchaser or purchasers of such securities. Moody's and Fitch, nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The Fund has paid certain fees to Moody's and Fitch for rating shares of the ATP. The guidelines described below have been developed independently by Moody's and Fitch in connection with issuance of asset-backed and similar securities, including debt obligations and adjustable rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law, but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and Fitch to issue the above-described ratings for the ATP, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage which supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act, and which accordingly affect significantly the management of the Fund's portfolio. A rating agency's guidelines will apply to the ATP only so long as such rating agency is rating such shares and such guidelines are subject to amendment with the consent of the relevant rating agency.

     The Fund intends to maintain a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the "ATP Basic Maintenance Amount"), the determination of which is as set forth under "Description of Capital Stock - Asset Maintenance." Moody's and Fitch have each established separate guidelines for determining Discounted Value. "Valuation Date" is defined under the Articles as every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund provided that it shall be not more than one week from the date on which the ATP is issued. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and Fitch guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines ("Eligible Assets").

MOODY'S Aaa RATING GUIDELINES

     For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth below ("Moody's Discount Factors"). The Discounted Value of a portfolio security under Moody's guidelines is the market value thereof determined in accordance with criteria provided by the relevant rating agency ("Market Value") divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

     CORPORATE DEBT SECURITIES. Under current Moody's guidelines, portfolio securities that are corporate debt securities will not be included in the calculation of the Discounted Value of the Fund's portfolio unless (a) such securities are rated Caa or higher by Moody's; (b) the senior unsecured rating of the issuer's corporate bonds is higher than B3; (c) such securities provide for the periodic payment of interest in cash in U.S. dollars; (d) such securities do not provide for conversion or exchange into equity capital at any time over their lives; (e) for debt securities rated Bal and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets;
(f) the issuer of such securities has not filed a petition seeking relief under the U.S. Bankruptcy Code of which the issuer has given public notice; (g) the issuer of such securities is not in default on the payment of principal and interest on any of its fixed income obligations or the payment of dividends on any of its preferred stock; (h) the auditor's report to the most recently issued audited financial statements of such issuer includes an "unqualified opinion," as defined in applicable auditing standards; and (i) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are Rule 144A Securities as determined by the Fund's adviser acting subject to the supervision of the Fund's Board of Directors. Thus, the Moody's guidelines have the effect of prohibiting or significantly restricting investments in securities other than fixed-income obligations of U.S. issuers which are rated Caa or higher.

     The Discounted Value of any Moody's Eligible Asset that is a corporate debt security is the percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such assets, in accordance with the table set forth below:


                           MOODY'S DISCOUNT FACTORS --
                           CORPORATE DEBT SECURITIES+

REMAINING TERM                                          RATING CATEGORY
      TO              --------------------------------------------------------------------------------------
MATURITY ASSET         Aaa           Aa           A            Baa          Ba            B*            Caa
--------------         ----          ----         ----         ----         ----          ----          ----
1 Year                 112%          118%         123%         128%         139%          150%          260%
2 Years                118           124          130          135          147           158           260
3 Years                123           129          135          141          153           165           260
4 Years                129           135          141          148          160           172           260
5 Years                134           141          147          154          166           179           260
7 Years                142           149          155          162          176           189           260
10 Years               148           156          163          170          184           198           260
15 Years               153           161          168          175          190           205           260
20 Years               161           169          177          184          200           215           260
30 Years               162           170          178          185          201           216           260

----------

* Senior debt securities of an issuer rated B3 shall be deemed to be Caa rated securities for purposes of determining the applicable Moody's Discount Factor.

+ The Moody's Discount Factor applied to Rule 144A Securities is (i) 130% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act, if such securities are from issues of an original issue size less than $125 million and (ii) the Moody's Discount Factor which would apply were the securities registered under the Securities Act, if such securities are from issues of an original issue size of $125 million or more.

     The Moody's guidelines impose minimum issue size, issuer and industry diversification and other requirements for purposes of determining Moody's Eligible Assets. Specifically, portfolio holdings as described below must be within the following diversification and issue size requirements in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

                                      MAXIMUM SINGLE               MAXIMUM SINGLE             MAXIMUM ISSUE SIZE
           ASSET RATINGS(1)           ISSUER (%)(2,3)             INDUSTRY (%)(3,4)           ($ IN MILLIONS)(6)
           ----------------           ---------------             -----------------           ------------------
Aaa                                         100%                         100%                     $   100
Aa                                           20                           60                          100
A, Prime-1                                   10                           40                          100
Baa                                           6                           20                          100
Ba                                            4                           12                           50(5)
B1-B2                                         3                            8                           50(5)
B3 (Caa subordinate)                          2                            5                           50(5)

                             See accompanying notes

----------

(1) Refers to the senior debt rating of asset.

(2) Companies subject to common ownership of 25% or more are considered as one name.

(3) Percentages represent a portion of the aggregate Market Value of corporate securities.

(4) Industries are determined according to industry classifications specified by Moody's ("Moody's Industry Classifications"). See below.

(5) Bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.

(6) Except for preferred stock, which has a minimum issue size of $50 million.

     The Moody's Industry Classifications, for the purposes of determining Moody's Eligible Assets, mean each of the following industry classifications, determined with respect to particular issues in the discretion of the Fund:

          AEROSPACE AND DEFENSE: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

          AUTOMOBILE: Automotive Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

          BANKING: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

          BEVERAGE, FOOD AND TOBACCO: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

          BUILDINGS AND REAL ESTATE: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

          CHEMICALS, PLASTICS AND RUBBER: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

          CONTAINERS, PACKAGING AND GLASS: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood, or Fiberglass

          PERSONAL AND NON DURABLE CONSUMER PRODUCTS (MANUFACTURING ONLY):
     Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

          DIVERSIFIED/CONGLOMERATE MANUFACTURING

          DIVERSIFIED/CONGLOMERATE SERVICE

          DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS AND MINERALS:
     Fabricating, Distribution

          ECOLOGICAL: Pollution Control, Waste Removal, Waste Treatment, Waste Disposal

          ELECTRONICS: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVS, Tape Machines, Speakers, Printers, Drivers, Technology

          FINANCE: Investment Brokerage, Leasing, Syndication, Securities

          FARMING AND AGRICULTURE: Livestock, Grains, Produce; Agricultural Chemicals, Agricultural Equipment, Fertilizers

          GROCERY: Grocery Stores, Convenience Food Stores

          HEALTHCARE, EDUCATION AND CHILDCARE: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

          HOME AND OFFICE FURNISHINGS, HOUSEWARES AND DURABLE CONSUMER PRODUCTS:
     Carpets, Floor Coverings, Furniture, Cooking, Ranges

          HOTELS, MOTELS, INNS AND GAMING

          INSURANCE: Life, Property and Casualty, Broker, Agent, Surety

          LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

          MACHINERY (NON-AGRICULTURE, NON-CONSTRUCTION, NON-ELECTRONIC):
     Industrial, Machine Tools, Steam Generators

          MINING, STEEL, IRON AND NON PRECIOUS METALS: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-mills, Fabricating, Distribution and Sales

          OIL AND GAS: Crude Producer, Retailer, Well Supply, Service and
     Drilling

          PERSONAL, FOOD AND MISCELLANEOUS SERVICES

          PRINTING, PUBLISHING AND BROADCASTING: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

          CARGO TRANSPORT: Rail, Shipping, Railroads, Rail-car builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

          RETAIL STORES: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

          TELECOMMUNICATIONS: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

          TEXTILES AND LEATHER: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

          PERSONAL TRANSPORTATION: Air, Bus, Rail, Car Rental

          UTILITIES: Electric, Water, Hydro Power, Gas, Diversified

          SOVEREIGNS: Semi-sovereigns, Canadian Provinces, Supra-national
     Agencies

     Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the ATP Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of thirty days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof are valued at the lower of Market Value or the call price of such portfolio securities.

     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(F) under the definition of ATP Basic Maintenance Amount (see "Description of Capital Stock - Asset Maintenance") or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by its investment adviser, the Fund's custodian, transfer agent or registrar or the auction agent for the ATP (the "Auction Agent") and (d) Liens by virtue of any repurchase agreement.

     The effect of the foregoing discount factors may be to cause the Fund to invest in higher-rated securities than it would if it were not required to maintain specified asset coverage on a discounted basis. This may have the effect of reducing the yield on the portfolio. See "Risk Factors and Special Considerations."

     PREFERRED STOCK. Under current Moody's guidelines, portfolio securities that are preferred stocks will not be included in the calculation of Discounted Value of the Fund's portfolio unless (a) dividends on such preferred stock are cumulative, (b) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (c) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (d) the issuer of such a preferred stock has a senior debt rating from Moody's of Baal or higher or a preferred stock rating from Moody's of Baa3 or higher and (e) such preferred stock has paid consistent cash dividends in U.S. dollars over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (x) the preferred stock issue must be greater than $50 million and (y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered as Moody's Eligible Assets.

     The Moody's Discount Factors for Moody's Eligible Assets that are preferred stock are (a) 152% for utility preferred stocks, (b) 197% for industrial/financial preferred stocks and (c) 350% for auction rate preferred stocks.

     OTHER MOODY'S ELIGIBLE ASSETS. In addition to corporate debt securities and preferred stocks which satisfy the above requirements, Moody's Eligible Assets also include the following:

          (i) cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five business days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five business days of the Valuation Date, and if the trades which generated such receivables are
     (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B)(1) with counterparties having a Moody's long-term debt rating of at least Baa3 or
     (2) with counterparties having a Moody's short-term money market instrument rating of at least Prime-1;

          (ii) short-term money market instruments (as defined by Moody's), so long as (A) such securities are rated at least Prime-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated Al and the security matures within three months, or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

          (iii) U.S. Treasury Securities and Treasury Strips (as defined by Moody's); and

          (iv) financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, may be included in Moody's Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the ATP.

     A Moody's Discount Factor of 100% will be applied to cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are short-term money instruments (as defined by Moody's) will be (a) 100%, so long as portfolio securities mature or have a demand feature at par exercisable within 41 days of the relevant valuation date (the "Exposure Period"), (b) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Exposure Period, and (c) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1 +/AA or SP-1 +/AA by S&P and mature or have a demand feature at par exercisable within the Exposure Period.

     The Moody's Discount factors for Moody's Eligible Assets that are U.S. Treasury Securities and U.S. Treasury Strips are as follows:

U.S. TREASURY SECURITIES:

          REMAINING TERM TO MATURITY                                   DISCOUNT FACTOR
          --------------------------                                   ---------------
1 year or less                                                              107%
2 years or less (but longer than 1 year)                                    113
3 years or less (but longer than 2 years)                                   118
4 years or less (but longer than 3 years)                                   123
5 years or less (but longer than 4 years)                                   128
7 years or less (but longer than 5 years)                                   135
10 years or less (but longer than 7 years)                                  141
15 years or less (but longer than 10 years)                                 146
20 years or less (but longer than 15 years)                                 154
30 years or less (but longer than 20 years)                                 154

U.S. TREASURY STRIPS:

          REMAINING TERM TO MATURITY                                   DISCOUNT FACTOR
          --------------------------                                   ---------------
1 year or less                                                              107%
2 years or less (but longer than 1 year)                                    114
3 years or less (but longer than 2 years)                                   120
4 years or less (but longer than 3 years)                                   127
5 years or less (but longer than 4 years)                                   133
7 years or less (but longer than 5 years)                                   145
10 years or less (but longer than 7 years)                                  159
15 years or less (but longer than 10 years)                                 184
20 years or less (but longer than 15 years)                                 211
30 years or less (but longer than 20 years)                                 236

FITCH AAA RATING GUIDELINES

     For purposes of calculating the Discounted Value of the Fund's portfolio under current Fitch guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Fitch Eligible Assets") must be discounted by certain discount factors set forth below ("Fitch Discount Factors"). The Discounted Value of a portfolio security under the Fitch guidelines is the market value thereof determined as specified by Fitch ("Market Value") divided by the Fitch Discount Factor. The Fitch Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Fitch.

     DEBT SECURITIES. Under current Fitch guidelines, securities will not be deemed "Debt Securities" includable in the calculation of the Discounted Value of the Fund's portfolio unless (a) such securities are rated CCC or higher by Fitch or, if unrated by Fitch, rated Caa or higher by Moody's and CCC or higher by S& P; (b) such securities provide for the periodic payment of interest in cash in U.S. dollars; (c) such securities do not provide for conversion or exchange into equity capital at any time over their lives; (d) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are Rule 144A Securities as determined by the Fund's adviser acting subject to the supervision of the Fund's Board of Directors; (e) such securities are issued by (1) a U.S. corporation, (2) a corporation domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain, or the United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"); and (f) in the case of Foreign and Canadian Bonds, such securities are denominated in U.S. dollars. Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered Debt Securities constituting Fitch Eligible Assets if (a) they are rated CCC or higher by Fitch or, if unrated by Fitch, rated Caa or higher by Moody's and CCC or higher by S& P; (b) they provide for periodic payment of interest in cash in U.S. dollars; (c) they do not provide for conversion or exchange into equity capital at any time over their lives; (d) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A as determined by the Fund's adviser acting subject to the supervision of the Fund's Board of Directors; (e) they were issued by a U.S. corporation; and (f) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered Debt Securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld.

     The Discounted Value of any Fitch Eligible Asset that is a debt security constituting a Fitch Eligible Asset (see "Debt Securities," above) is the percentage determined by reference to (i) the rating on such asset (i.e., whether it is a Type I, Type II, Type III, Type IV, Type V, Type VI or Type VII Debt Security as defined below) and (ii) the remaining term to maturity of such assets, in accordance with the table set forth below. However, the Fitch Discount Factor that will be applied to: (A) Rule 144A Securities will be (i) 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act, if such securities are from issues of $100 million or less and (ii) the Fitch Discount Factor which would apply were the securities registered under the Securities Act, if such securities are from issues of more than $100 million and (B) Foreign Bonds will be 120% of the Fitch Discount Factor which would apply were the securities issued by a U.S. corporation.

Type I Debt Securities with remaining maturities of:

        less than or equal to 2 years                                      1.16
        greater than 2 years, but less than or equal to 4 years            1.26
        greater than 4 years, but less than or equal to 7 years            1.40
        greater than 7 years, but less than or equal to 12 years           1.44
        greater than 12 years, but less than or equal to 25 years          1.48
        greater than 25 years, but less than or equal to 30 years          1.52

Type II Debt Securities with remaining maturities of:

        less than or equal to 2 years                                      1.25
        greater than 2 years, but less than or equal to 4 years            1.26
        greater than 4 years, but less than or equal to 7 years            1.43
        greater than 7 years, but less than or equal to 12 years           1.44
        greater than 12 years, but less than or equal to 25 years          1.51
        greater than 25 years, but less than or equal to 30 years          1.56

Type III Debt Securities with remaining maturities of:

        less than or equal to 2 years                                      1.25
        greater than 2 years, but less than or equal to 4 years            1.29
        greater than 4 years, but less than or equal to 7 years            1.46
        greater than 7 years, but less than or equal to 12 years           1.50
        greater than 12 years, but less than or equal to 25 years          1.55
        greater than 25 years, but less than or equal to 30 years          1.60

Type IV Debt Securities with remaining maturities of:

        less than or equal to 2 years                                      1.27
        greater than 2 years, but less than or equal to 4 years            1.32
        greater than 4 years, but less than or equal to 7 years            1.52
        greater than 7 years, but less than or equal to 12 years           1.57
        greater than 12 years, but less than or equal to 25 years          1.63
        greater than 25 years, but less than or equal to 30 years          1.69

Type V Debt Securities with remaining maturities of:

        less than or equal to 2 years                                      1.32
        greater than 2 years, but less than or equal to 4 years            1.36
        greater than 4 years, but less than or equal to 7 years            1.59
        greater than 7 years, but less than or equal to 12 years           1.65
        greater than 12 years, but less than or equal to 25 years          1.72
        greater than 25 years, but less than or equal to 30 years          1.80

Type VI Debt Securities with remaining maturities of:

        less than or equal to 2 years                                      1.37
        greater than 2 years, but less than or equal to 4 years            1.40
        greater than 4 years, but less than or equal to 7 years            1.67
        greater than 7 years, but less than or equal to 12 years           1.74
        greater than 12 years, but less than or equal to 25 years          1.82
        greater than 25 years, but less than or equal to 30 years          1.91

Type VII Debt Securities with remaining maturities of:

        less than or equal to 2 years                                      1.37
        greater than 2 years, but less than or equal to 4 years            1.64
        greater than 4 years, but less than or equal to 7 years            2.28
        greater than 7 years, but less than or equal to 12 years           2.49
        greater than 12 years, but less than or equal to 25 years          2.74
        greater than 25 years, but less than or equal to 30 years          3.06

     For purposes of the foregoing:

     "Type I Debt Securities" means Debt Securities (as defined above) rated either AAA by Fitch or, if not rated by Fitch, rated AAA by S&P and Aaa by Moody's;

     "Type II Debt Securities" means Debt Securities rated either at least AA-by Fitch or, if not rated by Fitch, rated at least AA- by S&P and at least Aa3 by Moody's which do not constitute Type I Debt Securities;

     "Type III Debt Securities" means Debt Securities rated either at least A-by Fitch or, if not rated by Fitch, rated at least A- by S&P and at least A3 by Moody's which do not constitute Type I or Type II Debt Securities;

     "Type IV Debt Securities" means Debt Securities rated either at least BBB-by Fitch or, if not rated by Fitch, rated at least BBB- by S&P and at least Baa3 by Moody's which do not constitute Type I, Type II or Type III Debt Securities;

     "Type V Debt Securities" means Debt Securities rated either at least BB- by Fitch or, if not rated by Fitch, rated at least BB- by S&P and at least Ba3 by Moody's which do not constitute Type I, Type II, Type III or Type IV Debt Securities;

     "Type VI Debt Securities" means Debt Securities rated either at least B- by Fitch or, if not rated by Fitch, rated at least B- by S&P and at least B3 by Moody's which do not constitute Type I, Type II, Type III, Type IV or Type V Debt Securities; and

     "Type VII Debt Securities" means Debt Securities rated either at least CCC by Fitch or, if not rated by Fitch, rated at least CCC by S&P and at least Caa by Moody's which do not constitute Type I, Type II, Type III, Type IV, Type V or Type VI Debt Securities.

     In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch Eligible Assets:

                                      MAXIMUM SINGLE     MAXIMUM SINGLE       MINIMUM
                                          ISSUER           INDUSTRY          ISSUE SIZE
    TYPE OF DEBT SECURITY                (%)(1,2)          (%)(2,3,6)      ($ IN MILLIONS)
    ---------------------             --------------     --------------    --------------
Type I                                     100%               100%           $  100
Type II                                     20                 75               100
Type III (4)                                10                 50               100
Type IV                                      6                 25               100
Type V                                       4                 16                50(5)
Type VI                                      3                 12                50(5)
Type VII                                     2                  8                50(5)

                             See accompanying notes

----------

(1) Companies subject to common ownership of 25% or more are considered as one name.

(2) Percentages represent a portion of the aggregate Market Value of Debt Securities.

(3) Industries are determined according to industry classifications specified by Fitch ("Fitch Industry Classifications") (see below).

(4) Includes Short Term Money Market Instruments which do not constitute Type I or Type II Debt Securities and which have a maturity greater than the Exposure Period.

(5) Collateral bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.

(6) Foreign and Canadian Bonds issued by governments of the Approved Foreign Nations and Canada or any of their agencies, instrumentalities, or political subdivisions assigned to the "Sovereigns" industry classification are not subject to any maximum single industry concentration limitation.

     The Fitch Industry Classifications, for the purposes of determining Fitch Eligible Assets, mean the following industry classifications, determined with respect to particular issues in the discretion of the Fund:

     Aerospace & Defense
     Automobiles
     Banking, Finance & Insurance
     Building & Materials
     Chemicals
     Computers & Electronics
     Consumer Products
     Energy
     Environmental Services
     Farming & Agriculture
     Food, Beverage & Tobacco
     Healthcare & Pharmaceuticals
     Industrial Machinery
     Media, Leisure & Entertainment
     Metals & Mining
     Miscellaneous
     Paper & Forest Products
     Retail
     Sovereigns
     Textiles & Furniture
     Transportation
     Utilities

     OTHER FITCH ELIGIBLE ASSETS. Other Fitch Eligible Assets include cash, certain receivables for Fitch Eligible Assets, interest and dividends due on certain assets rated not lower than Baa3 by Moody's or BBB- by S&P, U.S. Treasury Securities (as defined by Fitch) and Short-Term Money Market Instruments (as defined by Fitch). The Fitch Discount Factors for Fitch Eligible Assets that are U.S. Treasury Securities are as follows:

U.S. TREASURY SECURITIES with remaining maturities of:

    less than or equal to 1 year                                       1.06
    greater than 1 years, but less than or equal to 2 years            1.11
    greater than 2 years, but less than or equal to 5 years            1.16
    greater than 5 years, but less than or equal to 15 years           1.24
    greater than 25 years, but less than or equal to 30 years          1.26

     The Fitch Discount Factor applied to short-term portfolio securities will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Exposure Period and, (B) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

     FINANCIAL CONTRACTS, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the ATP.

     Under Fitch's current guidelines, portfolio securities that are preferred stocks will not be deemed Fitch Eligible Assets.

     When the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the ATP Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and A by S&P and such agreement has a term of thirty days or less; otherwise the Discounted Value of such asset will constitute a Fitch Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(F) under the definition of ATP Basic Maintenance Amount (see "Description of Capital Stock - Asset Maintenance") or it is subject to any material Lien, except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by its investment adviser, the Fund's custodian, transfer agent or registrar or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

     The Board of Directors may, without approval of the Fund's stockholders, from time to time amend, alter or repeal any or all of the definitions which relate to the Moody's and Fitch guidelines and which generally establish the investment guidelines for the Fund's portfolio in the event the Fund receives written confirmation from the appropriate rating agency that any such amendment, alteration or repeal would not impair the rating then assigned to the ATP by such rating agency. In addition, the Board of Directors, without the vote or consent of the Fund's stockholders, may from time to time adopt, amend, alter or repeal any or all of additional or other definitions or add covenants and other obligations of the Fund (e.g., maintenance of a minimum liquidity level) or confirm the applicability of covenants and other obligations in connection with obtaining or maintaining the rating of Moody's, Fitch or any other rating agency with respect to the ATP. See "Description of Capital Stock - Voting Rights."

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     An investment in the Fund is subject to a number of risks and special considerations, including the following:

HIGH-YIELD, HIGH-RISK INVESTMENTS

     The Fund is designed for long-term investors who can accept the risks associated with its investment strategy and its leveraged structure. Investors should not rely on the Fund for their short-term financial needs. The value of the lower-quality securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis and attention to trends in the economy, industries and financial markets, these efforts will not eliminate risk.

     The Fund will generally invest in securities that are rated below investment grade by recognized rating agencies or that are non-rated. The values of these lower-quality securities tend to reflect individual corporate developments or negative economic changes to a greater extent than higher-quality securities, which react primarily to fluctuations in market interest rates. Economic uncertainty and change generally results in increased volatility in the market prices and yields of lower-quality securities and, thus, in the NAV per Share.

     Securities rated below investment grade are considered by rating agencies, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and thus are generally considered to involve greater credit risk than securities in the higher-rating categories. Changes by rating agencies in their ratings of any security in the Fund's portfolio may affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from those securities, but will affect the NAV per Share. The credit ratings issued by rating agencies may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk. Also, rating agencies may be late in changing a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although these ratings may be an initial screen in selecting investments, the Fund will rely primarily on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. (See Appendix A for a description of credit agency ratings of lower-quality securities).

     The lower-quality securities held by the Fund are frequently subordinated to "other debt" owed by the issuing entity. This generally means that if the Fund holds a security issued by a company that is unable to pay all of its obligations, the holders of the company's "senior debt," such as secured bank loans, will be paid before the Fund. The Fund may incur additional expenses if it is required to seek recovery upon a payment default on its portfolio holdings.

     Some of the lower-quality securities in which the Fund invests were issued to raise funds in connection with the acquisition of companies in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

     Generally, when interest rates rise, the value of fixed-rate debt securities tends to decrease. On the other hand, when interest rates fall, the value of these security obligations tends to increase. If an issuer of a lower-quality security containing redemption or call rights exercises these rights when interest rates are declining, the Fund would have to reinvest the proceeds of the redeemed securities at current interest rates, which could result in a decreased return for holders of Common Stock.

     The trading market for lower-quality securities tends to be less liquid than the market for higher-rated securities. At times, a major portion of an issue of lower-quality securities may be held by relatively few institutional purchasers.

Although the Fund may consider securities to be liquid because of the availability of an institutional market, under negative market conditions or in the event of negative changes in the financial condition of the issuer, the Fund may find it more difficult to sell its securities or may be able to sell its securities only at prices lower than if the securities were more widely held. In those circumstances, the Fund may also find it more difficult to determine the correct value of securities when computing the Fund's NAV. The Fund, in most instances, utilizes an independent pricing service to determine the value of its securities. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by or as directed by the Board of Directors of the Fund.

     The entire high-yield market can experience sudden and sharp price swings due to a variety of factors, such as changes in economic forecasts, stock market activity, large sustained sales by institutional investors, a high profile default, or a change in the market's psychology. This type of volatility is usually associated more with the equity markets than fixed income securities, but junk bond investors should be prepared for it.

LEVERAGE

     The Fund is subject to significant risks as a result of its focus on investments in so called "junk bonds." See "High-Yield, High-Risk Investments" above. As the Fund's historical performance shows, the Fund's leveraged capital structure magnifies these risks, particularly in a declining market, while increasing the possibility for superior performance in a rising market. See "The Fund."

     The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These risks include a higher volatility of the NAV per Share and potentially more volatility in the market price of the Common Stock.

     The ATP has prior claim to the income of the Fund and against the assets of the Fund in any potential liquidation. If the investment performance of the assets purchased with the proceeds of the ATP is less than the cost of the ATP and any related hedging arrangements, the NAV per Share will decrease more quickly than would otherwise be the case. Under these circumstances, Common Stock dividends may be reduced or eliminated. On the other hand, if the investment performance of those assets exceeds the cost of the leverage, the NAV per Share will increase more quickly than would otherwise be the case and Common Stock dividends may be increased. Changes in the NAV per Share tend to be reflected in its market price.

     You, as holders of Common Stock, will bear any decline in the NAV of the Fund's investments. In an extreme case, if the Fund's current investment income were not sufficient to meet the cost of any leverage, it could be necessary for the Fund to liquidate certain of its investments, potentially reducing the NAV per Share. In addition, a decline in the value of the Fund's investments may have serious consequences under the Fund's asset coverage requirements, as discussed below under "Asset Coverage Requirements."

     The following table illustrates the effect of leverage on the return of a holder of Common Stock. It assumes $100 million of ATP currently outstanding and a Fund portfolio of approximately $250 million. The purpose of the table is to assist you in understanding the effect of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or lesser than those appearing in the table.

Assumed Return on
 Portfolio (net of
 expenses)                     -10%       -5%       0%          5%         10%

Corresponding Return
 to Holder of Common
 Stock                       -19.9%    -11.5%    -3.2%        5.1%       13.5%

     If all of the Common Stock covered by the Rights is sold, the Fund expects that the Board of Directors will authorize the Fund to issue more ATP, so that the percentage of the Fund's assets representing leverage will be approximately the same as prior to the sale of that Common Stock, although there is no assurance that it will do so. Any such additional leverage would not require stockholder approval. See "The Offer" and "Description of Capital Stock."

DILUTION

     You will experience an immediate dilution of the NAV per Share you own. This is because the number of Shares outstanding after the Offer will increase in a greater percentage than the increase in the size of the Fund's assets. For example, assuming that all Rights are exercised at the Estimated Subscription Price of $2.07, the Fund's NAV per Share (after payment of the estimated offering expenses) would be reduced by approximately $0.04 per Share.

     The fact that the Rights are transferable may reduce the effects of any dilution as a result of the Offer. You can transfer or sell your Rights. The cash received from the sale of Rights is partial compensation for the dilution you will suffer by not exercising your Rights. The Fund cannot give any assurance that a market for the Rights will develop or that the Rights will have any value.

     You should also expect that if you do not fully exercise your Rights, you will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. The Fund cannot state precisely the amount of the dilution in Share ownership because the Fund does not know at this time what proportion of the Shares will be subscribed pursuant to the Offer.

ASSET COVERAGE REQUIREMENTS

     The Fund is required to meet certain financial tests imposed by the 1940 Act and under the Rating Agency Guidelines. These are known as "asset coverage requirements." Higher-quality assets are given greater credit under the Rating Agency Guidelines, so the overall portfolio quality of the Fund may be higher, and the overall rate of return on portfolio holdings may be lower, than if the Fund were unleveraged. See "Description of Capital Stock - Asset Maintenance."

     Failure to meet any of the asset coverage requirements would have very serious consequences for the Fund. The Fund would not be allowed to declare dividends or other distributions on the Common Stock until it returned to compliance. Failure to pay dividends or distributions could cause serious tax problems for the Fund. See "Taxation." In an extreme situation, failure to pay two years worth of dividends on the ATP would give the holders of the ATP the right to elect a majority of the Directors until all accrued dividends had been provided for or paid.

     To restore or maintain compliance with the asset coverage requirements, the Fund might have to redeem some or all of the ATP. Redeeming the ATP would reduce the Fund's leverage and could negatively affect potential returns on the Common Stock. An asset coverage problem under the Rating Agency Guidelines might also be addressed by changing the composition of its portfolio. This would probably involve additional transaction costs and losses or gains on the sale of portfolio securities. In addition, the value of higher-quality assets may react with greater volatility to interest rate changes than lower-quality assets. Later, if market conditions improved and high-yielding securities were available at attractive prices, the Rating Agency Guidelines might restrict the redeployment of assets from higher-quality assets to lower-quality, higher-yielding assets. Also, redeploying cash as the value of the Fund's assets rise involves significant transaction costs and possible delays, which further inhibits the Fund's ability to take advantage of a favorable investment environment. See "The Fund."

PREMIUM/DISCOUNT FROM NET ASSET VALUE

     The Fund is a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at NAV at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that Shares of the Fund will trade at a discount from NAV is a separate risk from the risk that the Fund's NAV will decrease. However, it should be noted that in some cases, shares of closed-end funds may trade at a premium. The Fund's Shares have traded in the market above, at, and below NAV since the commencement of the Fund's operations. See "Net Asset Value and Market Price Information" for the ranges of the market prices and the ranges of the net asset values of the Shares for each calendar quarter since 1993. The Fund cannot predict whether the Shares will trade at a premium or a discount in the future.

     The risk of purchasing shares of a closed-end investment company that might trade at a discount is more pronounced for investors who expect to sell their shares in a relatively short period of time. For these investors, any gain or loss on their investments may more dependent upon the existence of a premium or discount than upon portfolio performance.

     GIVEN THE RISKS INHERENT IN THE FUND, INVESTMENT IN SHARES SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM AND IS NOT APPROPRIATE FOR ALL INVESTORS. INVESTORS SHOULD CAREFULLY CONSIDER THEIR ABILITY TO ASSUME THESE RISKS BEFORE EXERCISING RIGHTS.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The management of the Fund, including general supervision of the duties performed by the Investment Adviser, is the responsibility of the Board of Directors. The Board of Directors consists of five individuals, three of whom are not "interested persons" as defined in the 1940 Act. During 2002, the Directors of the Fund met five times.

     The Directors of the Fund who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act, (the "Non-Interested Directors") as well as their principal occupations for at least the past five years, are as follows:


                                  POSITIONS(S)                PRINCIPAL OCCUPATION(S)
     NAME AND AGE               WITH THE FUND(1)                DURING PAST 5 YEARS                    OTHER DIRECTORSHIPS
     ------------               ----------------              -----------------------                  -------------------
Joseph L. Bower               Director since 1988     Professor, Harvard Business School since    Director of Anika
Date of Birth: 09/21/38                               1963 - as Donald K. David Professor of      Therapeutics, Inc., Sonesta
                                                      Business Administration since 1986,         International Hotels
                                                      Senior Associate Dean, Chair of the         Corporation, Loews
                                                      Doctoral Programs, Chair of the General     Corporation (a conglomerate),
                                                      Management Area, and currently, Chair of    and Brown Shoe Company, Inc.;
                                                      the General Manager Program; member and     Independent General Partner
                                                      research fellow at the Institute of         of ML-Lee Acquisition Fund,
                                                      Politics since 1966; faculty member of      L.P.; and Trustee of TH
                                                      the John F. Kennedy School of Government    Lee-Putnam Emerging
                                                      since 1969.                                 Opportunities Portfolio.

                                  POSITIONS(S)                PRINCIPAL OCCUPATION(S)
     NAME AND AGE               WITH THE FUND(1)                DURING PAST 5 YEARS                    OTHER DIRECTORSHIPS
     ------------               ----------------              -----------------------                  -------------------
Bernard J. Korman             Director since 1987     Chairman of the Board of Directors of       Director of Kramont Realty
Date of Birth: 10/13/31                               Philadelphia Health Care Trust              Trust, Omega Healthcare
                                                      (non-profit corporation supporting          Investors, Inc. (real estate
                                                      healthcare delivery, education and          investment trust), The Pep
                                                      research).                                  Boys, Inc. (automotive
                                                                                                  supplies), and Nutramax
                                                                                                  Products, Inc. (a consumer
                                                                                                  healthcare products company).

Ernest E. Monrad              Director since 1988     Trustee since 1960 and Chairman of the      Trustee of Century Shares
Date of Birth: 05/30/30                               Trustees from 1969 to May 2001 of           Trust and Century Small Cap
                                                      Northeast Investors Trust; Chairman,        Select.
                                                      Assistant Treasurer and a Director since
                                                      1981 of Northeast Investors Growth Fund;
                                                      Director and Vice President of Northeast
                                                      Investment Management, Inc., and Director
                                                      of Northeast Management & Research
                                                      Company, Inc.

----------

(1)  The Fund is not part of any fund complex.

The address of each Director is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109.

     The Directors of the Fund who are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the "Interested Directors"), as well as their principal occupations for at least the past five years, are set forth below:

                                   POSITIONS(S)                PRINCIPAL OCCUPATION(S)
        NAME AND AGE             WITH THE FUND(1)                DURING PAST 5 YEARS                   OTHER DIRECTORSHIPS
        ------------             ----------------              -----------------------                 -------------------
                                                      Private investor and consultant.            Director of Hyperion Funds (4
Robert F. Birch*              Director and                                                        funds), and Director of the
Date of Birth: 03/12/36       President since 1992                                                Brandywine Funds (3 funds).

                                                      Partner through his professional            Director of Affiliated
Richard E. Floor*             Director and            corporation with the law firm of Goodwin    Managers Group, Inc.
Date of Birth: 08/03/40       Secretary since 1987    Procter LLP, Boston, Massachusetts.

* Messrs. Birch and Floor are deemed to be "Interested Directors" of the Fund because, in the case of Mr. Birch, he is the President of the Fund and, in the case of Mr. Floor, he is the Secretary of the Fund and a partner, through his professional corporation, of Goodwin Procter LLP, counsel to the Fund.

(1)  The Fund is not part of any fund complex.

     The address of each Director is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109.

     The Fund's Board of Directors consists of five members. Under the Fund's Articles and the 1940 Act, holders of the ATP are entitled to elect two Directors with the other three Directors elected by the holders of the Common Stock and the ATP voting as a single class, except in certain circumstances. In the event the Fund has no outstanding preferred stock, all of the Directors will be elected by the holders of the Common Stock. Since the Fund's inception, Messrs. Bower and Korman have been nominated for election as Directors by, and have been elected as Directors by, the holders of the Fund's outstanding preferred stock. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of Common Stock and ATP or a majority of the outstanding ATP may elect all of the Directors who are subject to election by them.

EXECUTIVE OFFICER

     Ellen E. Terry (date of birth: 04/09/59), Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the above table of Directors who are interested persons of the Fund. Ms. Terry served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund from February 1988 through February 1992. Ms. Terry's address is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer's resignation or removal.

SHARE OWNERSHIP OF MANAGEMENT

     The following table shows the beneficial ownership of the Fund's Common Stock by the Fund's Directors at December 31, 2002, based on information provided to the Fund by the Directors. As of that date, no Director of the Fund owned any shares of the Fund's ATP.


                                                       DOLLAR RANGE* OF EQUITY
     NAME OF DIRECTOR                                  SECURITIES IN THE FUND(1)
     ----------------                                  -------------------------
     NON-INTERESTED DIRECTORS

     Joseph L. Bower                                        $10,001-$50,000
     Bernard J. Korman                                       over $100,000
     Ernest E. Monrad                                        over $100,000

     INTERESTED DIRECTORS

     Robert F. Birch                                        over $100,000
     Richard E. Floor                                       over $100,000

* Dollar range is based on the closing price of a Share quoted on the Exchange at December 31, 2002.

(1) The Fund is not part of any family of investment companies.

     As of December 31, 2002, Joseph L. Bower, Bernard J. Korman, Ernest E. Monrad, Robert F. Birch and Richard E. Floor owned 20,000, 507,309, 271,900, 147,425 and 144,542, respectively, Shares. As of that date, the Fund's Directors as a group beneficially owned 1,091,176 Shares, which constituted 1.57% of the issued and outstanding Shares.

COMPENSATION OF DIRECTORS AND OFFICERS

     During the fiscal year ended December 31, 2002, the Fund paid each Director a fee of $24,000 per year plus $2,000 per Directors' meeting in which the Director participated, except in the case of telephonic Directors' meetings for which the fee was $1,000, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, Mr. Birch's compensation for services rendered to the Fund in his capacity as President for the calendar year ended December 31, 2002 was $100,000, and he currently receives an annual retainer of $100,000 for his services to the Fund as President. Each member of the Fund's Audit and Nominating Committee, which consists of the Fund's Non-Interested Directors, receives $2,000 for each Audit and Nominating Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 2002 aggregate remuneration of $165,000 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President. The following table summarizes the compensation paid to the Directors and officers of the Fund for the fiscal year ended December 31, 2002. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors or officers.


                                                            PENSION OR
                                                            RETIREMENT          ESTIMATED
                                          AGGREGATE      BENEFITS ACCRUED    ANNUAL BENEFITS           TOTAL
                                        COMPENSATION      AS PART OF FUND         UPON              COMPENSATION
     NAME OF DIRECTOR OR OFFICER          FROM FUND          EXPENSES          RETIREMENT           FROM FUND(1)
     ---------------------------      ----------------   ----------------    ----------------     -----------------
NON-INTERESTED DIRECTORS

Joseph L. Bower                          $   33,000           None                None              $    33,000
Bernard J. Korman                        $   33,000           None                None              $    33,000
Ernest E. Monrad                         $   33,000           None                None              $    33,000

INTERESTED DIRECTORS/OFFICERS

Robert F. Birch                          $  133,000           None                None              $   133,000(2)
Richard E. Floor                         $   33,000           None                None              $    33,000
Ellen E. Terry                           $  156,978           None                None              $   156,978

----------

(1) The Fund is not part of any fund complex.
(2) Of this amount, $100,000 was compensation for services as President and $33,000 was compensation for services as a Director.

     The Fund's Articles and By-Laws provide that the Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with the performance of their duties on behalf of the Fund to the full extent permitted under Maryland law, subject to the applicable requirements of the 1940 Act. Maryland law generally permits a director or officer to be indemnified with respect to any proceeding to which the director or officer was made a party by reason of service in that capacity unless: (i) the director's or officer's act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under the 1940 Act, as interpreted by the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and
(i) of the 1940 Act ("disabling conduct"). In addition, the indemnification provision must set forth reasonable and fair means for determining whether indemnification shall be made. The staff of the Commission has indicated that "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before which the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct, including a dismissal for insufficiency of evidence, and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) a vote of a majority of a quorum of Directors who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or
(b) an independent legal counsel in written opinion.

     The Fund, at its expense, may in the future provide liability insurance for the benefit of its Directors and officers.

COMMITTEES

     The Board of Directors has an Audit and Nominating Committee, which it created in February 2000 to succeed the Fund's Audit Committee. The Audit and Nominating Committee is responsible for: (a) overseeing the audit process for the Fund and considering any questions raised by the Fund's independent public accountants concerning the Fund's financial reporting process, internal controls, and compliance procedures, (b) supervising the nomination and election of Directors who are not "interested persons" of the Fund, (c) reviewing on a periodic basis the Fund's governance structures and procedures, (d) approving the engagement of the Fund's independent public accountants to provide the Fund with audit or non-audit services, (e) reviewing the scope and procedures of the year-end audit, (f) reviewing annual financial statements, and (g) conferring with the Fund's independent public accountants. The Audit and Nominating Committee is presently comprised of former members of the Audit Committee, including Messrs. Korman and Monrad and Professor Bower, each of whom is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. The Audit and Nominating Committee met three times in 2002. The Audit and Nominating Committee will consider nominees for Director recommended by stockholders when submitted in writing to the Fund's Secretary at the Fund's address in accordance with criteria for submitting stockholder proposals set forth in the Fund's By-Laws.

     At its January 1999 meeting, the Directors established a Compensation Committee. The Compensation Committee is responsible for: (a) monitoring and revising as appropriate the compensation of Fund employees other than Mr. Birch, subject to review by the Board as a whole, and (b) monitoring Mr. Birch's compensation as President of the Fund and making recommendations to the Board regarding his compensation. Messrs. Monrad and Floor currently comprise the Compensation Committee. The Compensation Committee met once during 2002.

PRINCIPAL HOLDERS OF ATP AND COMMON STOCK

     At June 30, 2003, the following persons or entities owned of record more than 5% of the outstanding Shares:

                                                NUMBER OF SHARES OF                PERCENT OF SHARES OF
        NAME AND ADDRESS OF THE OWNER              COMMON STOCK                        COMMON STOCK
        -----------------------------           -------------------                --------------------
          CEDE & CO FAST                          62,673,344.13                           89.37%
          The Depository Trust Company
          55 Water Street
          25th Floor
          New York, NY  10041-0001

Except as noted above, the Fund does not know of any person who, as of June 30, 2003, beneficially owned more than 5% or more of the outstanding Shares of the Fund. As of such date, all Directors and officers of the Fund owned 1,146,900 Shares, which constitutes 1.64% of the issued and outstanding Shares. No Director or officer owned any of the ATP at June 30, 2003.

THE INVESTMENT ADVISER

     T. Rowe Price, with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202, has served as the Fund's investment adviser since December 2, 2002. On that date, the Fund terminated its investment advisory agreement with Wellington Management, which had served as investment adviser to the Fund since February 19, 1992. T. Rowe Price is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is organized under the laws of Maryland. It is a wholly owned subsidiary of T. Rowe Price Group, Inc. ("Price Group"), a publicly-traded financial services holding company founded in 1937 by Thomas Rowe Price, Jr. The address of Price Group is 100 East Pratt Street, Baltimore, Maryland 21202. As of March 31, 2003, T. Rowe Price and its affiliates held discretionary authority over approximately $139.9 billion of assets, including approximately $49.9 billion of fixed income securities of which approximately $7.2 billion represented "high-yield" investments. T. Rowe Price has provided investment advisory services to investment companies since 1937.

     The Fund is managed by the Investment Adviser's Investment Advisory Committee chaired by Mark J. Vaselkiv, a Vice President of T. Rowe Price and a Portfolio Manager in the Fixed Income Department, heading taxable "high-yield" bond management. Mr. Vaselkiv is primarily responsible for day-to-day management of the Fund and works with the committee in developing and executing the Fund's investment program. Mr. Vaselkiv has served in this capacity since T. Rowe Price succeeded to the management of the Fund's portfolio on December 2, 2002. He also serves as President of the T. Rowe Price High Yield Fund and Chairman of its Investment Advisory Committee. Mr. Vaselkiv has managed "high-yield" bond portfolios at T. Rowe Price for 15 years through a variety of market conditions. Prior to joining T. Rowe Price, he was employed as a Vice President, analyzing and trading "high-yield" debt securities, for Shenkman Capital Management, Inc. in New York, and as a Private Placement Credit Analyst in the Capital Markets Group of Prudential Insurance Company. Mr. Vaselkiv earned a B.A. in Political Science from Wheaton College, Illinois, and an M.B.A. in Finance from New York University, New York.

     CONSIDERATIONS OF THE BOARD OF DIRECTORS. In reaching a decision to engage
T. Rowe Price as the Fund's investment adviser, the Board of Directors reviewed information derived from a number of sources and covering a range of issues. The Directors concluded that (a) T. Rowe Price had a record of superior performance in the "high-yield" asset class; (b) T. Rowe Price demonstrated an appropriate awareness of the special requirements associated with the Fund's leveraged structure; (c) T. Rowe Price is a large, well capitalized organization with substantial resources and qualified personnel; and (d) T. Rowe Price's disciplined but flexible investment approach is appropriate for the Fund. The Board of Directors also considered the advisory fee under the advisory agreement and information on fees charged by other investment advisers for comparable services. The Board of Directors noted that the fee to be charged by T. Rowe Price under the advisory agreement would be lower than the advisory fee rates charged by most of the other investment advisers that the Fund considered, although higher than the advisory fee rates of some of the other investment advisers, including Wellington Management, the Fund's former investment adviser. Taking into account this review, as well as the nature and the quality of the services to be provided by T. Rowe Price, the Board of Directors determined that the advisory fee rate of T. Rowe Price was reasonable. None of the Fund's Directors and officers are employed or otherwise affiliated with T. Rowe Price.

     The Directors' decision to replace Wellington Management with T. Rowe Price was prompted primarily by the Directors' view that the Fund's performance over recent periods had not met expectations. Before selecting
T. Rowe Price as the Fund's investment adviser, the Directors and Fund management solicited and considered proposals from a range of investment advisory organizations with experience investing in "high-yield" fixed income securities. In connection with their final deliberations, the Directors reviewed additional materials provided by T. Rowe Price in response to the Board's request, including information regarding T. Rowe Price and its personnel, operations and financial condition. Representatives of T. Rowe Price also met with Fund management and with the Board of Directors and discussed T. Rowe Price's philosophy of management, performance, expectations and method of operation as they would relate to the Fund. Among other matters, the

Directors also discussed with T. Rowe Price: (a) T. Rowe Price's research methodology and the extent to which portfolio management in T. Rowe Price's "high-yield" group had access to information and analysis from T. Rowe Price's equity management group, (b) default rates in the "high-yield" bond portfolios managed by T. Rowe Price, and (c) the special considerations entailed in managing a leveraged capital structure such as the Fund's. In addition, the Board of Directors reviewed and discussed the terms and provisions of the advisory agreement.

     Based on its review, the Board of Directors, including a majority of the Non-Interested Directors, concluded that it was satisfied with the nature and quality of the services to be provided by T. Rowe Price to the Fund and that the advisory fee rate was reasonable in relation to such services. Accordingly, the Board of Directors approved the advisory agreement as being in the interests of the Fund's stockholders. The Non-Interested Directors were represented by independent counsel who assisted them in their deliberations.

     ADVISORY AGREEMENT. The investment advisory agreement between the Investment Adviser and the Fund (the "Advisory Agreement") became effective on December 2, 2002 following the termination of the advisory agreement with Wellington Management, the Fund's former investment adviser. The Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the 1940 Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and compliance with the applicable provisions of the 1940 Act. The Board of Directors, not the Investment Adviser, is responsible for determining the amount and type of leverage to which the Fund is subject, and for making any related hedging arrangements.

     The Investment Adviser is not dependent on any other party in providing the investment advisory services required for the management of the Fund. The Investment Adviser may, however, consider analyses from various sources, including broker-dealers with which the Fund does business. The Advisory Agreement provides that the Investment Adviser will, upon request of the Fund but subject to availability, make available to the Fund office facilities, equipment, personnel and services (other than as specifically set forth in the Advisory Agreement). Such office facilities, equipment, personnel and services will be billed to the Fund at the Investment Adviser's cost.

     Under the Advisory Agreement, the Investment Adviser receives a fee equal to an annual rate of the Fund's Base Net Assets, based on the Fund's average weekly NAV, equal to .50% on the first $50 million of Base Net Assets, .40% on the next $50 million of Base Net Assets and .30% on Base Net Assets in excess of $100 million. "Base Net Assets" means the Fund's net assets attributable to the Fund's outstanding Common Stock and senior securities within the meaning of
Section 18 of the 1940 Act. Base Net Assets includes the liquidation preference and principal amount attributable to the Fund's senior securities (currently the ATP) but not accrued interest and dividends relating to those senior securities. At December 31, 2002, the Fund's Base Net Assets were $231,170,000 under this definition. The aggregate dollar amount paid by the Fund to T. Rowe Price under the terms of the Advisory Agreement from December 2, 2002 through December 31, 2002 was $51,000. During this period, T. Rowe Price was paid under the predecessor's fee structure pursuant to an SEC rule. Under the prior investment advisory agreement with Wellington Management, the aggregate dollar amounts paid by the Fund for the periods January 1, 2000 through December 31, 2000,
January 1, 2001 through December 31, 2001, and January 1, 2002 through
December 2, 2002 were $1,039,000, $873,622, and $635,000, respectively.

     The Fund bears all costs of its operation other than those incurred by the Investment Adviser under the Advisory Agreement. In particular, the Fund pays investment advisory fees, the fees and expenses associated with the Fund's administration, record keeping and accounting, fees and expenses for the custodian of the Fund's assets, legal, accounting and auditing fees, taxes, expenses of preparing prospectuses and stockholder reports, registration fees and expenses, fees and expenses for the transfer and dividend disbursing agent, the compensation and expenses of the Directors who are not otherwise employed by or affiliated with the Investment Adviser or any of its affiliates, and any extraordinary expenses.

     At a meeting held on October 17, 2002, the Board of Directors, including Non-Interested Directors, unanimously approved the Advisory Agreement for a two-year period commencing December 2, 2002. The Advisory Agreement was subsequently approved by the Fund's stockholders at a special meeting held on February 13, 2003. The Advisory Agreement will remain in effect until
December 2, 2004, and thereafter year to year if approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities, voting as a single class, and (ii) by a majority of the Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the majority of Directors, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and as further described below), or by the Investment Adviser, in each case on sixty days' prior written notice. The Advisory Agreement will terminate automatically in the event of its assignment. Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the lesser of either: (a) the vote of 67% or more of the voting securities present at the relevant meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) the vote of more than 50% of the outstanding voting securities. For purposes of voting on any approval, continuation or termination of the Advisory Agreement, holders of the ATP and the Common Stock vote as a single class.

     Under the terms of the Advisory Agreement, the Investment Adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with performance of its obligations under the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Advisory Agreement, or damages resulting from a breach of fiduciary duty with respect to receipt of compensation for services.


     PORTFOLIO EXECUTION. The Advisory Agreement authorizes T. Rowe Price to arrange for the execution of the Fund's portfolio transactions by selecting the brokers or dealers that will execute the purchases and sales of portfolio securities of the Fund. The Advisory Agreement also directs T. Rowe Price to use its best efforts to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. T. Rowe Price may, in its discretion, purchase and sell portfolio securities through brokers who provide T. Rowe Price or the Fund with research, analysis, advice and similar services, and the Fund may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers, provided that T. Rowe Price determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of T. Rowe Price to the Fund and other clients of T. Rowe Price and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the Fund, although the price usually includes a mark-up or undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

     In selecting a broker or dealer for each specific transaction, T. Rowe Price will use its best judgment to choose the broker or dealer most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. For example, brokers may be selected on the basis of the quality of such brokerage services related to the requirements of the specific transaction such as the following: capable floor brokers or traders, competent block trading coverage, good communication, ability to position, retail distribution and underwriting, use of automation, arbitrage skills, administrative ability, or provision of market information relating to the security. T. Rowe Price will make periodic evaluations of the quality of these brokerage services as provided by various firms and measure these services against its own standards of execution. Brokerage services will be obtained only from those firms which meet its standards, maintain a reasonable capital position and can be expected to reliably and continuously supply these services.

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     On occasions when T. Rowe Price deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, T. Rowe Price, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction will be made by T. Rowe Price in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. In some instances, this procedure may affect the price and size of the positions obtainable for the Fund.

     For the fiscal years ended December 31, 2000, 2001, and 2002, the Fund did not pay any brokerage commissions for the execution of portfolio transactions.

     ADMINISTRATIVE SERVICES. Unlike many other investment companies, the Fund does not rely on its Investment Adviser to provide administrative and managerial services. Accordingly, since February 1992 the Fund has engaged Ellen E. Terry, Vice President and Treasurer, to perform administrative services. Subject to the supervision of the Board of Directors and officers of the Fund, Ms. Terry, among other things, coordinates the preparation of the Fund's semi-annual, annual and other periodic reports, proxy statements and other communications with stockholders; oversees the preparation of the Fund's periodic reports required to be filed with the Commission and the rating agencies; and assists in responding to stockholder/retail broker inquiries and disseminating information to the same based on information provided. Since February 1992, the Fund has also engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the Board of Directors and Ms. Terry.

     Ms. Terry receives $12,875 per month, plus an insurance premium that is subject to adjustment upward if insurance premiums increase, for the services set forth above. Ms. Terry's services are terminable by either party on ninety days' written notice. Mr. Saidnawey receives $8,369 per month, plus insurance premium that is subject to adjustment upward if insurance premiums increase, for the services set forth above and his services are terminable by either party on ninety days' written notice. Unlike other funds that are affiliated with larger organizations, the Fund relies on Ms. Terry, Mr. Saidnawey and Robert F. Birch, its President, for its administrative, managerial and related services. In the event of a departure of these individuals, the Fund would likely be forced to replace them with others or with a larger organization, which could result in an increase in the Fund's annual expenses.

CODE OF ETHICS

     The Fund and T. Rowe Price have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Subject to certain conditions and restrictions, these Codes of Ethics permit persons subject to these codes to invest in securities for their personal investment accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval.

     These Codes of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These Codes of Ethics are available on the EDGAR Database at the Commission's Internet site at http://www.sec.gov. Copies may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

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PROXY VOTING POLICIES AND PROCEDURES

     At its June 26, 2003 meeting, the Fund's Board of Directors authorized and directed T. Rowe Price to vote proxies relating to the Fund's portfolio securities in accordance with T. Rowe Price's proxy voting policies and procedures. T. Rowe Price, as an investment adviser with a fiduciary responsibility to the Fund, analyzes the proxy statements of issuers whose stock is owned by the Fund, if any.

     PROXY ADMINISTRATION. The T. Rowe Price Proxy Committee develops T. Rowe Price's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect stockholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon its own fundamental research, independent research provided by third parties, and information presented by company managements and stockholder groups.

     Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

     T. Rowe Price has retained Institutional Shareholder Services ("ISS"), an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines - many of which are consistent with ISS positions - T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

     FIDUCIARY CONSIDERATIONS. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the Fund or Fund stockholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

     CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

     T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

     - ELECTION OF DIRECTORS. T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

     - EXECUTIVE COMPENSATION. T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with stockholders' long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price

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          bases its review on criteria such as the costs associated with the plan, plan features, dilution to stockholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options.

     - ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES. T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of stockholders to act on possible transactions. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to stockholders and the effect on stockholder rights.

     - SOCIAL AND CORPORATE RESPONSIBILITY ISSUES. T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

     MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Because T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

     PROXY VOTING RECORDS. Information regarding how the Fund voted proxies relating to portfolio securities for the twelve-month period ending June 30, 2004 will be available after August 31, 2004 without charge by calling the Fund collect at 1-617-263-6400 or on the Commission's website at http://www.sec.gov.

                         PORTFOLIO MATURITY AND TURNOVER

     The Fund's holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer-term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending on the Investment Adviser's general investment outlook or changes in the characteristics of "high-yield" securities. To the extent the weighted average maturity of the Fund's portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates and general economic conditions. As of June 30, 2003, the weighted average maturity of the Fund's portfolio holdings was approximately 6.6 years. The weighted average of the Fund's portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund's portfolio will, under normal conditions, exceed fifteen years.

     The Investment Adviser actively makes portfolio adjustments that reflect the Fund's investment strategy, but generally does not trade securities for the Fund for the purpose of seeking short-term profits. It will, however, change the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objective.

     In light of the Fund's investment objective and policies, it is anticipated that the Fund's portfolio turnover rate may, from time to time, exceed 100% per annum. A 100% annual turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced once within a period of one year. The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly

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higher than during times of economic and market price stability, when investment strategy remains relatively constant. A high rate of portfolio turnover will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokers commissions. The Fund's portfolio turnover rates for the fiscal years ended December 31, 2000, 2001, and 2002 were 45.58%, 38.89% and 82.47%, respectively. The change in the Fund's investment adviser from Wellington Management to T. Rowe Price on December 2, 2002 contributed to the increased portfolio turnover rate in the year ended December 31, 2002.

                                    TAXATION

     The following discussion offers only a brief outline of the federal income tax consequences of investing in the Common Stock. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state and local taxes upon such an investment.

FEDERAL INCOME TAX TREATMENT OF THE FUND

     The Fund qualifies and elects to be treated as a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by (A) cash, cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities), or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

     As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund (but not its stockholders) generally will be relieved of U.S. federal income taxes on its net investment income and net capital gains (i.e., the Fund's net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to stockholders. However, the Fund will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on any undistributed net investment income and net capital gain. See "Federal Income Tax Treatment of Holders of Common Stock" below. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gains for investment.

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     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its stockholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the stockholder's hands as long-term capital gains.

     If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Stock and/or the ATP until the asset coverage is restored. See "Description of Capital Stock - Dividends and Dividend Periods." Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

     Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940
Act) ATP in order to maintain or restore the requisite asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem ATP and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund.

     Use of the Fund's cash to repurchase or redeem ATP may adversely affect the Fund's ability to distribute annually at least 90% of its net investment income, which distribution is required to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of ATP, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of ATP might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, with respect to certain securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

     Any transactions by the Fund in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) would be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent

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disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

     If the Fund fails to qualify as a regulated investment company for any year, it generally must pay out its earnings and profits accumulated in that year, less an interest charge to the Treasury on 50% of such earnings and profits before it can again qualify as a regulated investment company.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF COMMON STOCK

     The Fund's income will consist of net investment income and may also consist of net capital gains. For federal income tax purposes, the Internal Revenue Service (the "Service") currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gains) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the Common Stock and the ATP as consisting of particular types of income (net capital gains and ordinary income) in accordance with each class' proportionate share of the total dividends paid to both classes. The amount of the net capital gains realized by the Fund is not expected to be significant and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund's net investment income are taxable to stockholders as ordinary income. Distributions of the Fund's net capital gains, if any, are taxable to stockholders at rates applicable to long-term capital gains regardless of the length of time the Common Stock has been held by the holders. Distributions in excess of the Fund's earnings and profits will first reduce a stockholder's adjusted tax basis in his or her Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of Shares who holds his or her Shares as a capital asset.

     Dividends and distributions will be taxable to stockholders as if actually distributed, even if they are reinvested in additional Shares of the Fund. Stockholders receiving distributions in the form of newly issued Shares will have a cost basis in each Share received equal to the fair market value of a Share of the Fund on the distribution date.

     Although the Fund is required to distribute annually at least 90% of its net investment income, the Fund is not required to distribute net capital gains to its stockholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gains"). However, it is unclear whether a portion of the net undistributed capital gains would have to be allocated to the ATP for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Service as to the allocation of the net undistributed capital gains between the Common Stock and the ATP, the Fund intends to distribute its net capital gains for any year during which it has shares of ATP outstanding.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November and December, payable to stockholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the stockholders on the December 31 prior to the date of payment. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, stockholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The Service has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class' proportionate share of a particular type of income. However, the private ruling is not binding on the Service, and there can be no assurance that the Service will respect such treatment.


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     Most of the Fund's net investment income is derived from interest-bearing securities. Accordingly, dividends paid with respect to the Common Stock generally will not qualify for the corporate dividends received deduction. However, from time to time, a portion of the Fund's net investment income may be dividends on equity securities which are eligible for the dividends received deduction under Section 243 of the Code.

     Corporate stockholders who otherwise are eligible to claim the dividends received deduction under Section 243 of the Code can deduct 70% of the portion of the Common Stock dividend representing the stockholder's portion of the Fund's eligible dividend income. The Service has ruled that corporate stockholders of a regulated investment company must meet the forty-five day holding requirement of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the dividends received deduction.

     Distributions that the Fund properly designates as capital gains dividends will be taxable to U.S. stockholders as gains from the sale or disposition of a capital asset held for more than one year to the extent that these gains do not exceed the Fund's actual net capital gain for the taxable year. The Fund will notify stockholders after the close of its taxable year as to the portions of the distributions attributable to that year that constitute ordinary income (including any portion thereof qualifying for the dividends received deduction generally available to corporations), return of capital, and capital gain.

SALE OF SHARES

     The sale of Shares (including transfers in connection with a redemption or repurchase of such Shares or a liquidation of the Fund) will be a taxable transaction for federal income tax purposes. Selling stockholders will generally recognize gain or loss in an amount equal to the difference between their basis in their Shares and the amount received in exchange therefor. If such Shares are held as a capital asset, the gain or loss will generally be a capital gain or loss and will be long-term if such stockholders have held the Shares for more than one year. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as a long-term loss to the extent of any distributions of net capital gains received (or credited with undistributed capital gain) with respect to such Shares. All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if other Shares are purchased by the stockholder within thirty days before or after the disposition.

BACKUP WITHHOLDING

     The Fund may be required to withhold for federal income taxes at the current rate of 28% on all taxable distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or a stockholder has been notified by the Service that they are subject to backup withholding. Corporate stockholders and other stockholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. federal income tax liability.

OTHER TAXATION

     In general, federal withholding taxes at a 30% rate or a lesser rate established by treaty may apply to distributions to stockholders (except to those distributions designated by the Fund as capital gains dividends or anticipated by the Fund to qualify as return of capital) that are nonresident aliens or foreign partnerships, trusts or corporations. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in the Common Stock.

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                          DESCRIPTION OF CAPITAL STOCK

     The following is a brief description of the terms of the capital stock of the Fund. This description does not purport to be complete and is subject to qualification in its entirety by reference to the Articles that establish and fix the rights and preferences of the Common Stock and the shares of ATP. A copy of the Articles, including a copy of the Articles Supplementary establishing the ATP, and any amendments thereto, is filed as an exhibit and is incorporated by reference to the Registration Statement of which this Prospectus is a part and may be inspected and copies thereof may be obtained as described under "Additional Information."

GENERAL

     The authorized capital stock of the Fund consists of 1,000,000 shares of preferred stock, $1.00 par value, issuable in one or more series and 200,000,000 shares of Common Stock, par value $0.01 per share. All shares of Common Stock have equal rights as to voting, dividends and liquidation. At June 30, 2003, there were 70,131,299 outstanding shares of Common Stock of the Fund and 4,000 outstanding shares of preferred stock of which 1,400 are classified as ATP Series A, 1,000 are classified as ATP Series B, 600 are classified as ATP Series C, and 1,000 are classified as ATP Series D. All shares of Common Stock and shares of ATP issued and outstanding are fully paid and non-assessable. Shares of Common Stock have no preemptive, conversion or redemption rights and are freely transferable. Subject to confirmation from the rating agencies that the rating of the ATP will not change, the Fund may issue additional shares of each series or additional series of preferred stock in the future, which additional series may have substantially different terms than the terms of the ATP. The description herein of the Fund's capital structure relates to its capital structure at the date hereof.

     The following description refers to each series of ATP separately as and when the context so requires.

DIVIDENDS AND DIVIDEND PERIODS

     Dividends on shares of ATP are cumulative from the date on which such shares were originally issued and are payable, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, on each Dividend Payment Date thereafter. "Dividend Payment Date" for each series of ATP, means (i) with respect to any Dividend Period of one year or less, the business day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the business day following the last day of such Dividend Period. For Dividend Periods of one year or less, Dividend Payment Dates occur on the business day next succeeding the last day of such Dividend Period and, if any, on the 91st, 181st and 271st days thereof. "Dividend Period" means, with respect to the relevant series of ATP, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund. For Dividend Periods of more than one year, Dividend Payment Dates occur on a quarterly basis on each January 1, April 1, July 1 and October 1 within such Dividend Period and on the business day following the last day of such Dividend Period. Dividends are paid through a securities depository (DTC or a successor securities depository) (a "Securities Depository") on each Dividend Payment Date. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to members of or participants in the Securities Depository that will act on behalf of a holder of ATP or person placing an order for ATP ("Agent Member"), who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. For each Dividend Period, subject to certain exceptions, the dividend rates will be the rate (the "Applicable Rate") that the Auction Agent advises the Fund has resulted from a periodic auction ("Auction") of the ATP in accordance with the auction procedures.

     Dividend Periods are either standard term periods of twenty-eight days (unless such 28th day is not a business day, then the number of days ending on the business day next preceding such 28th day) (a "Standard Term Period") or, subject to certain conditions and with notice to holders, periods longer or shorter than twenty-eight days and having such duration as the Board of Directors shall specify (each, an "Alternate Term Period"). During the Standard Term Period for ATP, Series A (July 8, 2003 to August 4, 2003), Series B (June 24, 2003 to July 21, 2003), Series C (July 1, 2003 to July 28, 2003), and Series D (June 17, 2003 to July 14, 2003), dividends were paid at an annual rate of 1.15%, 1.15%, 1.17% and 1.15%, respectively. The annual return on the Fund's portfolio needed to cover dividend payments on the ATP at the current rate is ..45%, calculated as of July 1, 2003. The annual return on the Fund's portfolio needed to cover total leverage related expenses is 1.86% calculated as of July 1, 2003.

     An Alternate Term Period will not be effective unless, among other things, sufficient clearing orders exist at the Auction in respect of such Alternate Term Period (that is, in general, the number of shares of ATP subject to buy orders by potential holders is at least equal to the number of shares subject to sell orders by existing holders). If sufficient clearing orders do not exist at any Auction in respect of an Alternate Term Period, the Dividend Period commencing on the business day succeeding such Auction will be a Standard Term Period and the holders of the shares of the affected series will be required to continue to hold such shares for such Standard Term Period.

     Except during a "Default Period" as described below, the Applicable Rate resulting from an Auction will not be greater than the "Maximum Applicable Rate," which is equal to 150% of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (as defined below) (for a Dividend Period of 184 days or more, (each, a "Reference Rate")), in each case subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the broker-dealers who place orders on behalf of their clients in connection with the Auction ("Broker-Dealers"), provided that immediately following any such increase the Fund would be in compliance with the ATP Basic Maintenance Amount.

     "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of thirty-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of thirty-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the fifteen days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

     The Maximum Applicable Rate for the shares of ATP will apply automatically following an Auction for such shares in which sufficient clearing orders have not been made (other than because all shares of ATP were the subject of hold orders by existing holders) or following the failure to hold an Auction for any reason on the first business day next preceding the first day of a Dividend Period for the relevant series of ATP ("Auction Date") scheduled to occur (except for circumstances in which the dividend rate for the ATP is the Default Rate, as described below).

     The "Minimum Applicable Rate" will apply automatically following an Auction in respect of a Dividend Period of ninety-three days or fewer in which all of the outstanding shares are subject to (or are deemed to be subject to) hold orders. The Minimum Applicable Rate is 80% of the applicable AA Composite Commercial Paper Rate. No minimum rate is specified for Auctions in respect of Dividend Periods of more than ninety-three days.

     DEFAULT PERIOD. A "Default Period" will commence on the applicable date set forth below if the Fund fails to (i) declare prior to the close of business on the second business day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within two business days after such Dividend

Payment Date to the persons who held shares of ATP as of 12:00 noon, New York City time, on the business day preceding such Dividend Payment Date, the full amount of any dividend payable on such Dividend Payment Date, (ii) to deposit, irrevocably in trust, in same-day funds, with a designated paying agent by 12:00 noon, New York City time, (A) on or (to the extent permitted as described below) within two business days after any Dividend Payment Date the full amount of any declared dividend on the relevant series of ATP payable on such Dividend Payment Date (together with the failure to timely declare dividends described in (i) above, hereinafter referred to as a "Dividend Default") or (B) on or (to the extent permitted as described below) within two business days after any date fixed for redemption of shares of ATP called for redemption, the applicable redemption price (a "Redemption Default"), or (iii) to maintain the Aaa/AAA Credit Rating unless the Aaa/AAA Credit Rating is restored by the Dividend Payment Date next following the date on which the Fund fails to maintain the Aaa/AAA Credit Rating (a "Rating Default"). A Default Period with respect to a Dividend Default or a Redemption Default will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the business day on which, by 12:00 noon, New York City time, all unpaid dividends and unpaid redemption price shall have been so deposited or shall have otherwise been made available to the applicable holders in same day funds. A Default Period with respect to a Rating Default shall commence as of the date on which the Fund fails to maintain the Aaa/AAA Credit Rating (provided that such Rating Default shall be deemed not to have occurred and such Default Period shall not commence if such Rating Default is cured by the next succeeding Dividend Payment Date) and shall end on the earlier of the date on which such default is cured as provided herein or the date on which the ATP is mandatorily redeemed as provided herein. Holders of two-thirds of the ATP then outstanding may waive any Dividend Default, Redemption Default or Rating Default.

     The Applicable Rate for each Default Period, including each Dividend Period commencing during a Default Period, will be equal to the Reference Rate multiplied by three (the "Default Rate"). Each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Term Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. Any dividend due on any Dividend Payment Date (if, prior to 12:00 noon, New York City time, on such Dividend Payment Date, the Fund has declared such dividend payable on or within three business days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the business day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may (if such default is not solely due to the willful failure of the Fund) be paid to such Persons in the same form of funds by 12:00 noon, New York City time, on any of the first three business days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by an additional amount for such period of non-payment at the Default Rate applied to the amount of such default based on the actual number of days comprising such period divided by 360. For the purposes of the foregoing, payment to a person in same-day funds made on or before 12:00 noon New York City time on any business day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding business day, and any payment made after 12:00 noon, New York City time, on any business day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next business day.

     Subject to the foregoing, and any requirements of Maryland law, to the extent that the Fund's net investment income for any year exceeds any current or accumulated dividends on the ATP, it will be distributed to the holders of the Common Stock. The term "net investment income" includes interest, dividends, short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gain taxes) and other expenses properly chargeable against income, but does not include net capital gains, stock dividends, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. Any realized net capital gains (defined as the excess of net long-term capital gains over net short-term capital losses) of the Fund will be distributed annually to the holders of the Common Stock (subject to the prior rights of the holders of the ATP) subject to the foregoing and any requirements of Maryland law.

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), holders of Common Stock may elect to receive all dividends and capital gains distributions in cash paid by check mailed directly to such holders by EquiServe, as dividend disbursing agent. Pursuant to the Plan, holders of Common Stock not making such election will have all such amounts automatically reinvested by the bank serving as Plan agent, in whole or fractional Shares, as the case may be. See "Dividends and Distributions; Dividend Reinvestment Plan."

     SWAP ARRANGEMENT. Effective October 1, 2001, the Fund entered into a five-year interest payment Swap Arrangement with Fleet for the purpose of hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement, the Fund makes payments to Fleet on a monthly basis at a fixed annual rate of 4.50%, computed on a notional contract amount of $100 million. In exchange for these payments, Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month London Inter-Bank Offered Rate ("LIBOR"). The variable rates ranged from 1.44% to 2.14% for the year ended December 31, 2002. In the current interest rate environment, the Swap Arrangement requires the Fund to make net payments to Fleet and therefore less income is available for the Common Stock dividend than if the Swap Arrangement were not in place.

     Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counterparty, the Fund's dividend payment obligation with respect to the ATP would no longer be hedged. The Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

     The Fund accounts for the Swap Arrangement in accordance with the Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement requires an entity to recognize all freestanding derivative instruments in the balance sheet as either assets or liabilities and measure them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the year ended December 31, 2002, the Fund's obligations under the Swap Arrangement were more than the amount received from Fleet by approximately $2,851,000 and the estimated fair value of the Swap Arrangement at December 31, 2002 amounted to approximately $6,768,000 of unrealized loss.

     The Fund obtained consents from Moody's and Fitch to enter into the Swap Arrangement. In connection with obtaining such consent, the Fund agreed to an increase in its discounted asset coverage requirement as described below under "Asset Maintenance" below. The Swap Arrangement will remain in effect through October 1, 2006, subject to early termination in certain circumstances, such as a default in payment obligations under the Swap Arrangement, a breach by either party of any agreement or obligation under the Swap Arrangement, the bankruptcy of either party to the Swap Arrangement, certain changes in tax laws, and illegality. Upon any such early termination the Fund will be required to make a payment to, or will receive a payment from, Fleet, based on the market value of the Swap Arrangement at that time. In the event that the Fund fails to satisfy certain asset coverage requirements that give rise to a mandatory redemption of ATP, the Fund has agreed with Moody's and Fitch that it will terminate the Swap Arrangement to the extent the notional amount of such Swap Arrangement following such redemption would exceed the aggregate liquidation preference of the ATP that would remain outstanding following such redemption, or in such greater amount as the Fund may determine, subject to deferral to the extent the value of the Swap Arrangement then exceeds a specified benchmark.

     RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS. Under the 1940 Act, the Fund may not declare dividends or make other distributions on the Common Stock or purchase any Common Stock if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding shares of ATP would be less than 200%. Under the Code, the Fund must, among other things, distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitation on dividends, distributions and purchases may, in certain circumstances, impair the Fund's ability to maintain such qualification. The Fund intends, however, to redeem shares of ATP to the extent necessary to maintain such qualification. See "Taxation."

     Upon failure to pay dividends for two years or more, the holders of ATP will acquire certain additional voting rights. See "Voting Rights" below. Such rights shall be the exclusive remedy of the holders of ATP upon any failure to pay dividends on the ATP.

     For so long as any shares of ATP are outstanding, except in connection with the liquidation the Fund, or a refinancing of the ATP as provided in the Articles, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other shares, if any, ranking junior to the ATP as to dividends or upon liquidation) in respect to Common Stock or any other shares of the Fund ranking junior to or on a parity with the ATP as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the ATP as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the ATP as to dividends and upon liquidation), unless
(i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount and the 1940 Act ATP Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be achieved, (ii) full cumulative dividends on the ATP due on or prior to the date of the transaction have been declared and paid and (iii) the Fund has redeemed the full number of shares of ATP required to be redeemed by any provision for mandatory redemption contained in the Articles.

REDEMPTION

     OPTIONAL REDEMPTION. To the extent permitted under the 1940 Act and Maryland Law, the Fund at its option may redeem shares of ATP having a Dividend Period of less than one year, in whole or in part, on the business day after the last day of such Dividend Period upon not less than fifteen days and not more than forty days prior notice. The optional redemption price shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Shares of ATP having a Dividend Period of more than one year may be redeemable at the option of the Fund prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions (as defined below), which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount.

     "Specific Redemption Provisions" means with respect to any Alternate Term Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Alternate Term Period are not subject to redemption at the option of the Fund pursuant to
Section 3(a)(i) of the Articles and/or Section 3(a)(ii) and/or 3(a)(iii) of the Articles and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Alternate Term Period shall be redeemable at the Fund's option pursuant to Section 3(a)(i) of the Articles and/or in connection with any mandatory redemption pursuant to
Section 3(a)(ii) and/or 3(a)(iii) of the Articles at a price share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed in a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

     The Fund also reserves the right to repurchase ATP in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the ATP, but is under no obligation to do so.

     MANDATORY REDEMPTION. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount or, as of the last business day of any month, the 1940 Act ATP Asset Coverage, and such failure is not cured within two business days following the relevant Valuation Date in the case of a failure to maintain the ATP Basic Maintenance Amount or the last business day of the following month in the case of a failure to maintain 1940 Act ATP Asset Coverage as of such last business day (each an "Asset Coverage Cure Date"), the ATP will be subject to mandatory redemption out of funds legally available therefor. See "Asset Maintenance" below. The number of shares of ATP to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of shares of ATP the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, or sufficient to satisfy 1940 Act ATP Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of ATP then outstanding will be redeemed), and (ii) the maximum number of shares of ATP that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below).

     If the Fund at any time fails to maintain the Aaa/AAA Credit Rating for the ATP, and such failure is not cured within ninety calendar days thereafter (the "Rating Default Cure Date"), all shares of ATP will be subject to mandatory redemption out of funds legally available therefor, on the Mandatory Redemption Date, and dividends thereon will be payable at the Default Rate until such redemption is effected as provided above under "Dividends and Dividend Periods - Default Period." To maintain the Aaa/AAA Credit Rating, the Fund must maintain a rating for the ATP in the highest rating category from any two nationally recognized statistical rating organizations, as used in the Securities Exchange Act of 1934, as amended, one of which shall be Moody's or S&P.

     Shares of ATP may be subject to mandatory redemption in accordance with the foregoing redemption provision notwithstanding the terms of any Specific Redemption Provisions.

     The Fund is required to effect such a mandatory redemption not later than thirty days after the Asset Coverage Cure Date or the Rating Default Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of shares of ATP which are subject to mandatory redemption, together with shares of other ATP which are subject to mandatory redemption under provisions similar to the ATP, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those shares of ATP and shares of other ATP which it was unable to redeem on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of shares of ATP and the Auction Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

     The redemption price in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption plus (in the case of a Dividend Period of not less than one year only) any redemption premium specified in any applicable Specific Redemption Provisions.

     In connection with any redemption, whether optional or mandatory, the Fund shall pay, together with the redemption price, an amount equal to all accumulated dividends, whether or not such dividends have been declared through the redemption date.

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

     Notwithstanding the provisions for redemption described above, no shares of ATP may be redeemed unless all dividends in arrears on the outstanding shares of ATP, and all capital stock of the Fund ranking on a parity with the ATP with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all shares of ATP and all shares ranking in a parity with the ATP must receive proportionate amounts.

     Except for the provisions described above, nothing contained in the Articles limits any right of the Fund to purchase or otherwise acquire any shares of ATP outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of ATP for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act ATP Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding shares of ATP are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

RATINGS

     The Fund has obtained the Aaa/AAA Credit Rating from Moody's and Fitch for the ATP. While there is no assurance that the Aaa/AAA Credit Rating with respect to the ATP will not be changed, suspended or withdrawn, the Fund will endeavor to maintain such rating and any failure to maintain such rating would, subject to cure and certain exceptions, result in mandatory redemption of the ATP. See "Redemption" above. While the Fund does not presently intend to seek a rating from a rating agency other than Moody's and Fitch, it reserves the right to do so.

ASSET MAINTENANCE

     The Fund is required to satisfy two separate asset coverage requirements under the terms of the Articles. These requirements are summarized below.

     ATP BASIC MAINTENANCE AMOUNT. The Fund is required to maintain as of each Valuation Date Eligible Assets having in the aggregate a Discounted Value at least equal to the ATP Basic Maintenance Amount, calculated separately for Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is rating the ATP). For this purpose, the Market Value of the Fund's portfolio securities is
(i) computed based upon one or more pricing services agreements approved by the Board of Directors or (ii) the lower bid price from two independent dealers in securities, one of which bids shall be in writing. The Fund has pricing services agreements with Reuters Fixed-Income Services and State Street Bank and Trust Company. The Fund may substitute another pricing service, provided that it has received notice from Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is rating the ATP) that such substitution will not impair the Aaa/AAA Credit Rating. If the Fund fails to maintain Eligible Assets having in the aggregate a Discounted Value at least equal to the ATP Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the second business day after such Valuation Date, the Fund will be required in certain circumstances to redeem certain of the shares of ATP. See "Redemption" above.

     The "ATP Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of

               (1)   (A)   the product of the number of outstanding shares of
     ATP on such date multiplied by $25,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first following Dividend Payment Date for each share of ATP outstanding that follows such Valuation Date (or to the 42nd day after such Valuation Date, if such 42nd

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     day occurs before the first following Dividend Payment Date); (C) the aggregate amount of dividends that would accumulate at the then current Maximum Applicable Rate for a Standard Term Period multiplied by the volatility factor of 1.00 if the current Dividend Period is one year or less and 1.89 if the current Dividend Period is greater than one year (the "Volatility Factor") on any shares of ATP outstanding from the first day following the Dividend Payment Date referred to in (B) above through the 42nd day after such Valuation Date, but only if such 42nd day occurs after the first day following the Dividend Payment Date, except that if such Valuation Date occurs during a Default Period, the dividend for purposes of the calculation would accumulate at the Default Rate; (D) the amount of anticipated Fund expenses for the ninety days subsequent to such Valuation Date; (E) any current liabilities, including, without limitation, indebtedness due within one year and any redemption premium due with respect to shares of ATP for which a Notice of Redemption has been given, as of such Valuation Date to the extent not reflected in any of (1)(A) through (1)(D); and (F) without duplication, 10% of the exercise price of any call option written by the Fund and the exercise price of any put option written by the Fund; less


               (2) the sum of any cash or the value of any Fund assets irrevocably deposited by the Fund for the payment of any of (1)(B) through
     (1)(F) ("value" for purposes of this clause (2) shall mean the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated Prime-1 by Moody's and A-1 + by S&P, it will be valued at its face value).

     Pursuant to the Fund's arrangements with Moody's and Fitch, the Fund has agreed upon a methodology for adjusting the Basic Maintenance Amount in light of the Swap Arrangement. On any Valuation Date, the Fund will determine the net amount that would be payable to or payable by the Fund pursuant to the Swap Arrangement as if the Swap were being terminated as of such Valuation Date (the "Termination Value"). The Termination Value will be determined using the average of two market quotations provided by two dealers. If the Termination Value would be payable by the Fund, the Fund will treat the sum of the Termination Value and 1.5% of the notional amount of the Swap outstanding (the "Adjusted Notional Amount") as a liability of the Fund in calculating the Basic Maintenance
Amount. If the Termination Value would be payable to the Fund, the Fund will treat the Discounted Termination Value as Eligible Assets in calculating the Basic Maintenance Amount. The Discounted Termination Value shall be the difference between the Termination Value and the Adjusted Notional Amount adjusted by a Discount Factor which shall be determined by treating (a) the Swap as if it were a Debt Security, (b) the Swap counterparty as the issuer of such Debt Security and (c) the time remaining until the Swap's expiration date as the remaining maturity of such Debt Security.

     Solely for purposes of calculating the ATP Basic Maintenance Amount, interest on borrowed funds outstanding as of any date will be treated as dividend payments, at a deemed dividend rate equal to the interest rate payable on such funds on the relevant date, but shall be subject to multiplication by the larger of the factors that the Fund has been informed by Moody's (if Moody's is then rating the ATP) or Fitch (if Fitch is then rating the ATP) are applicable (as described in 1(C) above) only in the event that interest on such borrowed funds is payable on the basis of a variable rate of interest, and the interest rate is subject to change within the relevant forty-three-day period.

     In addition, for purposes of calculating the ATP Basic Maintenance Amount, assets in margin accounts will not be treated as Eligible Assets. Moreover, where delivery of a security may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the ATP Basic Maintenance Amount that it takes delivery of that security which yields it the least value.

     The discount factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the ATP. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund, the ATP Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in the event that the Fund receives written confirmation from Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any other rating agency which is then rating the ATP and which so requires that any such changes would not impair the Aaa/AAA Credit Rating. If the Fund fails to maintain the Aaa/AAA Credit Rating and is unable to restore the Aaa/AAA Credit Rating by the Rating Default Cure Date, the Fund will be required to redeem the ATP. See "Redemption" above.

     1940 ACT ATP ASSET COVERAGE. The Fund is required under the Articles to maintain 1940 Act ATP Asset Coverage as of the last business day of each month in which any shares of ATP are outstanding. If the Fund fails to maintain 1940 Act ATP Asset Coverage and such failure is not cured as of the last business day of the following month, the Fund will be required to redeem certain shares of the ATP. See "Redemption" above.

     On June 30, 2003, the 1940 Act ATP Asset Coverage was:

 Value of Fund assets less liabilities
  not constituting senior securities         $253,394,000
---------------------------------------      ------------   =    253.4%
    Senior securities representing           $100,000,000
  indebtedness ($0) plus liquidation
           value of the ATP

     NOTICES. The Fund is required to deliver a certificate with respect to the calculation of the ATP Basic Maintenance Amount and the value of the portfolio holdings of the Fund (an "ATP Basic Maintenance Certificate") to the Auction Agent, and any rating agency which is then rating the ATP and which so requires as of (a) any Valuation Date on which the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to 125% of the ATP Basic Maintenance Amount, (b) every fourth Valuation Date for the first year following the date of original issue of the ATP, (c) if the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, (d) the Valuation Date next following the date of redemption by the Fund of Shares of Common Stock which, together with all other Shares purchased during the six months preceding such date, equal in excess of 1,000,000 Shares and (e) the last Valuation Date of each fiscal quarter and a Valuation Date during such fiscal quarter randomly selected by the Fund's independent accountants as provided below, (f) a business day on or before any cure date relating to the Fund's cure of a failure to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, and at any time upon the request of a rating agency then rating the ATP. Such certificate must be accompanied by a certificate from the Fund's accountants certifying as to the accuracy of the Fund's calculations.

     The Fund is required to deliver to the Auction Agent, and any rating agency which is then rating the ATP and which so requires, a certificate with respect to the calculation of the 1940 Act ATP Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act ATP Asset Coverage Certificate") as of (a) the last Valuation Date of each quarter thereafter, and (b) as of the business day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act Asset Coverage. Such 1940 Act ATP Asset Coverage Certificate shall be delivered on or before the third business day after the relevant Valuation Date or the Asset Coverage Cure Date. Such certificate must be accompanied by a certificate from the Fund's accountants certifying as to the accuracy of the Fund's calculations.

     In the event that an ATP Basic Maintenance Certificate or a 1940 Act ATP Asset Coverage Certificate or the applicable accountant's certificates with respect thereto are not delivered within the time periods specified in the Articles, the Fund shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount or the 1940 Act ATP Asset Coverage as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such cure date for purposes of the mandatory redemption provisions.

LIQUIDATION

     In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of ATP and any other shares ranking in parity with the ATP, in preference to the holders of Common Stock, will be entitled to payment, out of the assets of the Fund or the proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in the amount of $25,000 per share, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the paying agent. However, holders of ATP will not be entitled to any premium to which such holder would be entitled to receive upon redemption of such shares of ATP. After payment of the full amount of such liquidation distribution, the owners of the ATP will not be entitled to any further participation in any distribution of assets of the Fund.

     If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund shall be insufficient to pay in full the liquidation distribution to which owners of any shares of ATP are entitled, such assets or the proceeds thereof will be distributed among the owners of the shares of ATP and any other shares ranking on a parity therewith, ratably.

     In the event of any such liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, until payment in full is made to the owners of the shares of ATP of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of Common Stock and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the Common Stock.

     A consolidation or merger of the Fund with or into any other company or companies, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund; provided, however, that the consolidation, merger, sale, lease or exchange does not materially adversely affect any designation, right, preference or limitation of the ATP or any shares issuable in exchange for shares of ATP in any such consolidation or merger.

     To the extent other shares of ATP are issued by the Fund, including additional series of ATP or additional shares of the ATP Series A, ATP Series B, ATP Series C, or ATP Series D, such shares will share equally and on a pro rata basis with the ATP then outstanding in connection with any liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

     Except as otherwise indicated herein and except as otherwise required by applicable law, holders of shares of ATP have equal voting rights with holders of Common Stock (one vote per share) and vote together with holders of shares of Common Stock as a single class. Under applicable rules of the Exchange, the Fund is currently required to hold annual meetings of stockholders.

     In connection with the election of the Fund's Board, holders of shares of preferred stock, including the ATP, voting as a separate class, are entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of Common Stock and the holders of shares of preferred stock, including the ATP, voting as a single class. In addition, if at any time dividends on outstanding shares of ATP, including the ATP, shall be unpaid in an amount equal to two full years' dividends thereon, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of preferred stock as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of preferred stock, including the ATP, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of preferred stock, including the ATP, for all past Dividend Periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of preferred stock including the ATP (but not of the Directors with respect to whose election the holders of Common Stock were entitled to vote or the two Directors the holders of shares of preferred stock, including the ATP, have the right to elect in any event) will terminate automatically. Any shares of ATP issued after the date hereof shall vote with the ATP as a single class on the matters described above, and the issuance of any other shares of ATP by the Fund may reduce the voting power of the ATP.


     The voting rights of the Common Stock are non-cumulative, which means that the holders of more than 50% of the shares of Common Stock and ATP voting for the election of those Directors subject to election by the Common Stock and ATP can elect 100% of the Directors subject to election by them if they choose to do so, and, in such event, the holders of the remaining shares of Common Stock and ATP voting for the election of Directors will not be able to elect any Directors. The holders of the Common Stock vote as a single class with the holders of the ATP on all matters except as described.

     The rights of the holders of the Common Stock as set forth in the Articles may not be modified by a vote of less than a majority of the shares of Common Stock outstanding.

     Also, the affirmative vote of the holders of a majority of the outstanding preferred stock, including the ATP, voting as a class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of shares of ATP; (iii) create, authorize or issue shares of any class of capital stock ranking senior to or on a parity with the ATP with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of capital stock ranking senior to or on parity with the ATP or reclassify any authorized shares of capital stock of the Fund into any shares ranking senior to or on parity with the ATP (except that, the Board of Directors, without the vote or consent of the holders of ATP, may from time to time authorize, create and classify, and the Fund may from time to time issue, series or shares of preferred stock, including ATP, ranking on a parity with the ATP with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, subject to continuing compliance by the Fund with 1940 Act ATP Asset Coverage and ATP Basic Maintenance Amount requirements, or in connection with a refinancing of the ATP); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (D) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent, or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow from banks for temporary or emergency purposes or as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount as of the immediately preceding Valuation
Date.

     The affirmative vote of the Holders of a majority of the outstanding shares of ATP, voting as a separate class, will also be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies - Investment Restrictions." The class vote of Holders of shares of ATP described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock necessary to authorize the action in question. In addition, the affirmative vote of the holders of a majority of the outstanding shares of each series of ATP, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series of classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series.

     The Board of Directors may amend certain provisions of the Articles without any vote or consent of the holders of ATP or any other stockholder of the Fund. See "Rating Agency Guidelines" and Section 6(j), Part I of the form of Articles filed as an Exhibit to the Registration Statement of which this Prospectus is a part. Definitions and provisions in the Articles subject to amendment by action of the Board (subject to rating agency approval) include the following:

     ATP Basic Maintenance Amount
     ATP Basic Maintenance Certificate
     Asset Coverage Cure Date
     Deposit Securities
     Discounted Value
     Exposure Period
     Fitch Discount Factor
     Fitch Eligible Assets
     Fitch Industry Classification
     Market Value (including certain provisions
          relevant to futures and options transactions)
     Maximum Applicable Rate
     Minimum Applicable Rate
     Moody's Discount Factor
     Moody's Eligible Assets
     Moody's Industry Classification
     1940 Act Asset Coverage Cure Date
     1940 Act ATP Asset Coverage
     Short Term Money Market Instruments
     Volatility Factor
     Last Paragraph of Section 12

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

     In addition, the Board of Directors may amend the definition of Maximum Applicable Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Applicable Rate shown therein without the vote or consent of the holders of shares of the ATP, including the ATP, or any other stockholder of the Fund and without confirmation of Moody's, Fitch or any Other Rating Agency, after consultation with the Broker-Dealers.

     The foregoing voting provisions will not apply with respect to the ATP if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value of the Common Stock will be determined no less frequently than as of the close of regular trading on the Exchange (generally 4:00 p.m. New York time) on the last business day of each week (generally Friday). It will be determined by dividing the value of the net assets of the Fund by the total number of Shares outstanding. For the purpose of determining the NAV per Share, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (i) the Fund's liabilities, (ii) accumulated and unpaid dividends on the outstanding ATP and (iii) the aggregate liquidation value (i.e., $25,000 per share, plus accrued and unpaid dividends to the date of liquidation) of the outstanding ATP. In making its NAV calculation of the Fund's assets other than the determination of the Discounted Value of such assets pursuant to the investment guidelines of the rating agencies then rating the ATP, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. The Fund also utilizes prices supplied by its Custodian from Reuters Fixed-Income Services and FT Interactive Data. Any security or option for which the primary market is on an exchange will be valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options for which the primary market is not on an exchange or which are not listed on an exchange will be valued at market value or fair value if no market exists. Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investments; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial condition of the issuer, cost at date of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Short-term debt securities which mature in less than sixty days will be valued at amortized cost if their term to maturity from the date of acquisition by the Fund was less than sixty days or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of acquisition by the Fund was more than sixty days, unless this method is determined by the Board of Directors not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.

             DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

     The Fund distributes to stockholders substantially all of its net investment income in monthly dividends on or about the last day of each month. Capital gains, if any, net of capital losses, are distributed annually, with such distribution to be declared in December of each year, or otherwise as required by Treasury regulations then in effect. Stockholders are informed of the tax consequences of the Fund's distributions after the end of the Fund's fiscal year. See "Taxation."

     Stockholders may elect to have all distributions of dividends and capital gains paid in cash, which will be paid by check and mailed directly to the stockholder by EquiServe (the "Dividend Paying Agent"). All distributions from the Fund will be automatically reinvested by the Dividend Paying Agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"), unless stockholders elect not to participate in the Plan. Stockholders may elect not to participate in the Plan and to have all distributions of dividends and capital gains paid in cash by sending written instructions to the Dividend Paying Agent at the address set forth below.


     If the Directors of the Fund declare a dividend or determine to make a capital gains distribution payable either in Shares of the Fund or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent distribution in Shares. If the market price of the Shares on the payment date for the dividend or distribution is equal to or exceeds their NAV as determined on the payment date, participants will be issued Shares of the Fund at a value equal to the higher of NAV or 95% of the market price. The amount treated as received by the participants is an amount equal to the fair market value of those Shares. If NAV exceeds the market price of the Shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy Shares in the open market, on the Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the NAV of the Shares, the average purchase price per Share paid by the Dividend Paying Agent may exceed the asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or contribution had been paid in Shares issued by the Fund.

     In connection with the Offer, participants in the Fund's Dividend Reinvestment Plan (the "Plan") will be issued Rights for the Shares held in their accounts in the Plan as of the Record Date. Participants wishing to exercise such Rights must exercise such Rights in accordance with the procedures set forth in "The Offer - Exercise of Rights" and "The Offer -Payment for Shares." Such Rights will not be exercised automatically by the Plan.

     Participants in the Plan have the option of making additional cash payments each quarter to the Dividend Paying Agent, in any amount from $100 to $5,000, for investment in the Fund's Shares. The Dividend Paying Agent uses all funds received from participants to purchase Fund Shares in the open market on or about the last day of each calendar quarter. Participant's cash payments are also used to acquire Fund Shares under the same procedure as that used for reinvestment of dividends and distributions. To allow ample time for receipt and processing by the Dividend Paying Agent, participants should send voluntary cash payments to be received by the Dividend Paying Agent not later than five business days before the last day of each calendar quarter. To avoid unnecessary cash accumulations, cash payments received after that time and cash payments received more than thirty days prior to these dates will be returned by the Dividend Paying Agent and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Dividend Paying Agent not less than forty eight hours before such payment is to be invested. There is a $0.75 fee for each cash purchase under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Shares credited to the participant's account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

     The Dividend Paying Agent will maintain all stockholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares of Common Stock in the account of each Plan participant (other than participants whose Shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those Shares purchased pursuant to the Plan.

     In the case of stockholders such as banks, brokers or nominees which hold Shares for others who are the beneficial owners, the Dividend Paying Agent administers the Plan on the basis of the number of Shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose Shares are held in the name of banks, brokers or nominees must confirm with such entities that participation in the Plan is possible. Those who participate in the Plan may subsequently elect not to participate by notifying such entities.

     There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

     Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least ninety days' written notice to participants in the Plan. All correspondence or inquiries concerning the Plan should be directed to EquiServe, P.O. Box 43011, Providence, Rhode Island 02940-3011 or by calling toll free at 1-800-426-5523.


             CONVERSION TO OPEN-END STATUS AND REPURCHASE OF SHARES

CONVERSION TO OPEN-END STATUS

     The Fund's Board of Directors may elect at any time to submit to the holders of the Common Stock and the ATP a proposal to convert the Fund to an open-end investment company and in connection therewith to redeem or otherwise retire the ATP (subject to any Specific Redemption Provisions) as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to stockholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Stock to NAV, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on "high-yield" securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of the shares entitled to be voted on the matter. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their NAV, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Stock would no longer be listed on the Exchange. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have preferred stock, thus requiring a redemption of the ATP.

REPURCHASE OF COMMON STOCK

     Shares of closed-end management investment companies frequently trade at a discount from NAV but in some cases trade at a premium. In recognition of the possibility that the Fund's Common Stock might similarly trade at a discount, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from NAV by repurchasing its Common Stock in the open market or by tendering for its own Shares at NAV. There can be no assurance that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund's Common Stock trading at a price that is equal to or approximates its NAV. The Board does not have a policy with respect to a periodic consideration of the appropriateness of taking action to repurchase or tender for the Fund's Shares. In addition, the Board will not necessarily announce when it has given consideration to these matters. Notwithstanding the foregoing, so long as any shares of ATP are outstanding, the Fund may not purchase, redeem or otherwise acquire any Common Stock unless (1) all accumulated dividends on the ATP have been paid or set aside for payment through the date of such purchase, redemption or other acquisition and (2) at the time of such purchase, redemption or acquisition the ATP Basic Maintenance Amount and the 1940 Act ATP Asset Coverage (determined after deducting the acquisition price of the Common Stock) are met. Any tender offer will be made and holders of Common Stock notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both.

     Although Share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Stock, it should be recognized that the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. In addition, any purchase by the Fund of its Common Stock as at a time when the shares of ATP are outstanding will increase the leverage applicable to the outstanding Common Stock then remaining. Repurchases of Common Stock may result in the Fund being required to redeem shares of ATP to satisfy asset coverage requirements.

                      CUSTODIAN, AUCTION AGENT, REGISTRAR,
                         TRANSFER AGENT AND PAYING AGENT

     State Street Bank and Trust Company, with principal place of business at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of Fund's securities and cash ("Custodian"). Its services include holding securities, delivering securities, registering securities, opening and maintaining bank accounts, collecting income, paying of Fund monies, and executing certain documents for tax purposes. In accordance with SEC rules, Fund assets may be outside the United States in the custody of non-U.S. banks and securities depositories.

     Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, acts as the Registrar, Transfer Agent, Paying Agent and Auction Agent for the ATP. Deutsche Bank Trust Company Americas has its principal business address at 60 Wall Street, New York, New York 10005-2958.

     EquiServe Trust Company, N.A., as assignee of State Street Bank and Trust Company, serves as the Transfer Agent, Registrar and Dividend Paying Agent for the Fund's Common Stock. The principal business address of EquiServe Trust Company, N.A. is 150 Royall Street, Canton, Massachusetts 02021.

                             REPORTS TO STOCKHOLDERS

     The Fund will send unaudited semi-annual and audited annual reports to stockholders, including a list of the portfolio investments held by the Fund.

                                  LEGAL MATTERS

     Certain legal matters with respect to the Offer will be passed upon by Goodwin Procter LLP, Boston, Massachusetts. Richard E. Floor, a Director and the Secretary of the Fund, is a partner of Goodwin Procter LLP through a professional corporation. An opinion regarding the valid issuance of the Common Stock and certain other matters of Maryland law will be rendered by Venable, Baetjer and Howard, LLP, Baltimore, Maryland. Goodwin Procter LLP will rely as to matters of Maryland law upon such opinion.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of KPMG LLP ("KPMG"), with principal business address at 99 High Street, Boston, Massachusetts 02110, has acted as the Fund's independent public accountants since June 27, 2002. Prior to that date, Arthur Andersen LLP had acted as the Fund's independent public accountants since the Fund's inception. The services provided by KPMG consist of the examination of the Fund's annual financial statements, semi-annual review of the Fund's financial statements, assistance and consultation in connection with the Securities and Exchange Commission filings, review of tax and certain compliance matters on behalf of the Fund, as well as certain additional services in connection with the Fund's compliance with rating agency guidelines.

                                     EXPERTS

     The Fund's statement of assets and liabilities, including the schedule of investments, as of December 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended, presented in the Fund's Annual Report for the fiscal year ended
December 31, 2002 and incorporated herein by reference, have been audited by the Fund's independent public accountants, KPMG, as indicated in their report with respect thereto, and are included herein upon the authority of said firm as experts in accounting and auditing in giving said report.

     The statement of changes in net assets for the year ended December 31, 2001, together with the financial highlights and the information regarding senior securities for each of the years ended December 31, 2001, 2000, 1999, 1998, 1997, 1996, 1995, 1994 and 1993 were audited by Arthur Andersen LLP, the Fund's former independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. After reasonable efforts, the Fund has been unable to obtain written consent from Arthur Andersen LLP to the incorporation by reference of such financial statements in this Prospectus. Such consents have therefore been omitted in reliance upon Rule 437a of the Securities Act. Because Arthur Andersen LLP has not consented to the incorporation by reference of such financial statements in the Prospectus, you may not be able to recover against Arthur Andersen LLP under Section 11 of the Securities Act for any untrue statements of a material fact contained in such financial statements or any omissions to state a material fact required to be stated therein, if any.

                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed by the Fund, including the Fund's Code of Ethics, can be inspected without charge at the public reference facilities of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials may be obtained from the Public Reference Section of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 at the prescribed rates. The Commission maintains a website at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including the Statement of Additional Information comprising a part thereof and any amendments, exhibits and schedules thereto, relating to such Shares filed by the Fund with the Commission. This Prospectus does not contain all of the information set forth in the Registration Statement, including the Statement of Additional Information comprising a part thereof and any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of the Articles or any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.


                              FINANCIAL STATEMENTS

     The Fund's Annual Report for the fiscal year ended December 31, 2002, which includes audited financial statements and the related Independent Auditors' Report of KPMG, accompanies this Prospectus and is incorporated herein by reference in all respects except for the information set forth in the Letter to Shareholders included therein. Any statement contained in the Fund's Annual Report that was incorporated herein shall be deemed modified or superseded for purposes of this Prospectus to the extent a statement contained in this Prospectus varies from such statement. Any such statement so modified or superseded shall not, except as so modified or superseded, be deemed to constitute a part of this Prospectus. The Fund will furnish, without charge, a copy of its Annual Report to each stockholder upon request. If you would like a copy of the Annual Report, you may write to Ellen E. Terry, c/o The New America High Income Fund, Inc., at 33 Broad Street, Boston, Massachusetts 02109 or you may call the Fund collect at 1-617-263-6400.

                                   APPENDIX A
                        RATINGS OF CORPORATE OBLIGATIONS

                         MOODY'S INVESTORS SERVICE, INC.

A brief description of the applicable Moody's ratings symbols and their meanings (as published by Moody's) follows:

DEBT RATINGS

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa-rated bonds appear somewhat larger than those securities rated Aaa.

A Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa          Bonds and preferred stock which are rated Caa are of poor standing.
             Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

PRIME RATING SYSTEM

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

                               FITCH RATINGS, INC.

A brief description of the applicable Fitch ratings symbols and their meanings (as published by Fitch) follows:

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.


SPECULATIVE GRADE

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC      High default risk. Default is a real possibility. Capacity
AND C        for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D   (Default.) The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% -
             100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

             Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     A short-term credit rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote an exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISKS. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D            DEFAULT. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically dissolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

INSURER FINANCIAL STRENGTH RATINGS

The Insurer Financial Strength Rating (IFS Rating) provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS Rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch Ratings may separately rate the debt obligations of an insurer). The IFS Rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS Rating does not address the willingness of an insurance organization's management to honor its company's obligations, nor does the IFS Rating address the quality of an insurer's claims handling services. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms and also recognizes the possibility of acceptable delays caused by circumstances unique to the insurance industry, including claims reviews, fraud investigations and coverage disputes.

The IFS Rating is based on a comprehensive analysis of relevant factors that in large part determine an insurance organization's financial strength, including its regulatory solvency characteristics, liquidity, operating performance, financial flexibility, balance sheet strength, management quality, competitive positioning and long-term business viability.

The IFS Rating is an international-scale rating, and incorporates relevant economic and political risks that could impair an insurance organization's capacity to meet its obligations. As a result, in most cases it would be rare for an insurance organization to achieve an IFS Rating that would be higher than the long-term, international-scale local currency ratings assigned to the obligations of its sovereign state of domicile. One exception could be cases in which foreign parental support commitments are in place. Other exceptions could include cases in which, due to the international nature of an insurer's business, a major portion of its business and financial resources are not exposed to the economic and political risks of its sovereign state. Since the IFS Rating is not assigned to any specific obligations of the insurer, the rating does not take into account the potential for government restrictions that could prevent specific obligations from being met on a timely basis, such as exchange controls placed on obligations owed in a foreign currency.

The IFS Rating uses the same ratings scale and symbols used by Fitch Ratings for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a (+) or (-) sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be 'Secure', and those of 'BB+' and lower are considered to be 'Vulnerable'.

AAA EXCEPTIONALLY STRONG. Insurers assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Insurers are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Insurers are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Insurers are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB MODERATELY WEAK. Insurers are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B WEAK. Insurers are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C   VERY WEAK. Insurers rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D   DISTRESSED. These ratings are assigned to insurers that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the DDD-D range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90 - 100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50 - 90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

NOTES: "+" or "-" may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to ratings in the "AAA" category or to ratings below the "CCC" category.

             A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

             Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


SERVICER RATINGS

Residential, multifamily, and commercial mortgage loans can be serviced by a combination of primary, master, and/or special servicers. Many transactions have all three types of servicers present, while others may only have one or two. Some of the reasons for the various structures are age of the transaction, complexity of the loans, strength of the primary servicer, current or anticipated delinquency, and need for advancing.

Primary servicers responsibilities typically include: collecting monthly principal, interest, and escrow payments from individual mortgagors; remitting and reporting to the master servicer; and monitoring delinquent and problem loans, which may be directly handled by the special servicer. For commercial, which includes multifamily, primary servicers are also responsible for performing property inspections and collecting and analyzing property financial statements. In the absence of a master servicer, the primary servicer is responsible for the reporting and remitting of funds directly to the trustees and/or advancing principal and interest payments on delinquent loans. When there is no special servicer, the primary servicer would be directly handling the work-out of sub-performing and/or delinquent loans.

Master servicers are responsible for the oversight of primary servicers, with respect to the primary servicer's responsibilities; and providing liquidity to a transaction by advancing principal and interest, as well as certain property protection expenses, on delinquent loans. If the transaction requires a special servicer, the master servicer will insure the smooth transfer from the primary servicer to the special servicer and monitor the ultimate disposition of problem loans.

Special servicers are responsible for maximizing recoveries on nonperforming loans and real estate owned assets, and are key to maintaining the credit quality of a pool containing nonperforming loans and REO assets. The specific arrangement varies from one transaction to another, however, typically the loans are transferred to the special servicer at some pre-determined point based on delinquency and/or other performance measures. Currently, in residential transactions, the use of a designated special servicer is not as common as in the commercial products, however, the practice is becoming more widespread, particularly in loan products which are expected to have high delinquencies and therefore losses.


RATING DEFINITIONS

The servicer ratings are an indication of a servicer's ability to effectively service commercial mortgage backed securities (CMBS) and residential mortgage backed securities (RMBS) transactions. The ratings incorporate Fitch Ratings' analysis of the servicer's experience in the servicing business, financial condition, management, staff, training programs, procedures, controls, and systems among others. Fitch rates commercial mortgage servicers on a scale of 1-4 and residential mortgage servicers on a scale of 1-5, with 1 being the highest rating. The ratings are written with either a C or R first (indicating commercial or residential), the second letter will designate the type of servicer (P - primary, M - master, S - special), with the servicer level following (S1 - highest, etc.).

LEVEL 1 SERVICER RATING (CPS1, CMS1, CSS1, RPS1, RMS1, RSS1)

Servicers that receive a level one (1) rating must have proven abilities and performance of the highest standards. The servicers at level one are expected to have all areas of their company operating at top efficiency and productivity. Some of the characteristics of a level one (1) servicer are:

     - Demonstrated expertise in servicing a diverse portfolio, i.e. loan type, property type, and geographic concentration among others.
     - Highly seasoned management team with a substantial working history together.
     -  Stable employee base with little turnover.
     -  Very strong and stable financial resources.
     - Very well documented and complete policies and procedures, which are readily available to all employees.
     - Fully integrated, flexible systems with versatile reporting capabilities.

LEVEL 2 SERVICER RATING (CPS2, CMS2, CSS2, RPS2, RMS2, RSS2)

Servicers that receive a level two (2) rating have demonstrated high performance in all relevant categories. Some of the characteristics of a level two (2) servicer are:

     -  Effective management of a diverse portfolio.
     -  Seasoned management team with a history of working together.
     -  Stable employee base.
     -  Strong, stable financial resources.
     -  Well documented and complete policies and procedures.
     -  Strong systems and reporting capabilities.

LEVEL 3 SERVICER RATING (CPS3, CMS3, CSS3, RPS3, RMS3, RSS3)

Servicers that receive a level three (3) rating will exhibit the following characteristics: Demonstrate proficiency in servicing diverse product groups.

     -  Ability to meet investor requirements.
     -  Adequate financial resources for its portfolio size.
     -  Effective internal controls.
     -  Proven proficiency in staffing and training.
     -  Established comprehensive policies and procedures.
     - A master servicer must have experience and controls in place for monitoring primary servicers and other sub-servicers.
     - A special servicer must demonstrate adequate workout and disposition experience.

LEVEL 4 SERVICER RATING (CPS4, CMS4, CSS4, RPS4, RMS4, RSS4)

Servicers that receive a level four (4) rating must demonstrate servicing proficiency comparable to a level three (3) rated servicer. However, due to some aspect or situation, Fitch Ratings believes continued surveillance is warranted. Servicers at this rating level may not be acceptable for servicing Fitch Ratings covered CMBS or RMBS transactions unless additional support or structural features are incorporated. Listed below are a few situations that could cause the assignment of a level four (4) rating to an otherwise fully acceptable servicer:

     -  Length of time or experience in servicing type or product type.
     - Recent event that has not had time to be resolved or its effect fully assessed (i.e. merger, acquisition, change in management, or system conversion, among others).
     -  Specific concern or problem with the servicer.

A level four (4) servicer might be upgraded to a level three (3) if and when the circumstance(s) in question is positively resolved, as long as all other features of the operation remain consistent.

LEVEL 5 SERVICER RATING (RMS5, RPS5, RSS5)

Residential mortgage servicers that receive a level five (5) rating meet minimum industry standards and benchmarks. However, Fitch Ratings is concerned with aspects of their operation, process, or financial condition. Residential mortgage servicers at this level are not acceptable for servicing RMBS transactions unless strong additional support or structural features are incorporated.

                          STANDARD & POOR'S CORPORATION

A brief description of the applicable Standard & Poor's ratings symbols and their meanings (as published by Standard & Poor's) follows:

LONG-TERM ISSUE CREDIT RATINGS

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rated categories. However, the obligor's capacity to meet its financial commitment is still strong.

BBB          An obligation rated 'BBB' exhibits adequate protection parameters.
             However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

     Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+)OR   The ratings from 'AA' to 'CCC' may be modified by the addition of a
MINUS (-)    plus or minus sign to show relative standing within the major rating categories.

c The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

NR           Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.


SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


DUAL RATING DEFINITIONS

     Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addressed only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1 +). With short-term demand debt, Standard & Poor's note rating symbols are used with the commercial paper rating symbols (for example, SP-1 +/A-1 +).

MUNICIPAL NOTES

     A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization schedule the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     - Source of payment the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3         Speculative capacity to pay principal and interest.

================================================================================


                              THE NEW AMERICA HIGH
                               INCOME FUND, INC.


                        23,397,095 SHARES OF COMMON STOCK
                           ISSUABLE UPON EXERCISE OF
                        TRANSFERABLE RIGHTS TO SUBSCRIBE
                                FOR SUCH SHARES


                                   ----------

                                   PROSPECTUS

                                   ----------

                                 JULY 21, 2003


     NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                   ----------

                                TABLE OF CONTENTS

                                                           PAGE
                                                           ----
Prospectus Summary                                            3
Fee Table                                                     7
Financial Information Summary                                 9
Net Asset Value and Market Price
     Information                                             13
The Offer                                                    15
Use of Proceeds                                              25
The Fund                                                     25
Investment Objective and Policies                            27
Rating Agency Guidelines                                     36
Risk Factors and Special Considerations                      48
Management of the Fund                                       51
Portfolio Maturity and Turnover                              61
Taxation                                                     62
Description of Capital Stock                                 66
Determination of Net Asset Value                             78
Dividends and Distributions;
     Dividend Reinvestment Plan                              78
Conversion to Open-End Status
     and Repurchase of Shares                                80
Custodian, Auction Agent, Registrar,
     Transfer Agent and Paying Agent                         81
Reports to Stockholders                                      81
Legal Matters                                                81
Independent Public Accountants                               82
Experts                                                      82
Additional Information                                       82
Financial Statements                                         83
Appendix A                                                  A-1

================================================================================